UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04802

Name of Fund:  BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2019

Date of reporting period: 11/30/2018

Item 1 – Report to Stockholders

NOVEMBER 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Series Trust

➢	BlackRock California Municipal Opportunities Fund

BlackRock Multi-State Municipal Series Trust

➢	BlackRock New Jersey Municipal Bond Fund
➢	BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Series Trust

➢	BlackRock Strategic Municipal Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended November 30, 2018, ongoing strength in corporate profits sustained the equity market, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted flat returns. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the lagged effects of the Fed’s four rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.02%	6.27%
U.S. small cap equities (Russell 2000® Index)	(5.53)	0.57
International equities (MSCI Europe, Australasia, Far East Index)	(7.97)	(7.94)
Emerging market equities (MSCI Emerging Markets Index)	(9.89)	(9.09)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	1.80
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.28)	(2.70)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.30)	(1.34)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.36	1.16
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.30	0.36
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of November 30, 2018	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index. For the same period, the Fund outperformed its secondary benchmark, the S&P® California Municipal Bond Index, with the exception of the Fund’s Investor A Shares, which performed in line with the secondary benchmark, and the Fund’s Investor C and C1 Shares, which underperformed. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

Although concerns about tighter Fed policy contributed to slightly negative returns for taxable investment-grade bonds, the national municipal bond market posted a modest gain. Tax-exempt bonds were aided by the combination of steady investor demand and low new-issue supply. In a reversal of the trend that was in place over the prior 12 months, California municipal issues narrowly underperformed the national index due to higher new issuance relative to other states.

Given that bond prices fell, income made the largest contribution to total return. The Fund’s use of leverage, while amplifying the impact of price weakness, aided returns by augmenting income.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on Fund performance.

The Fund benefited from its investments in higher-quality securities, especially those rated single A. Conversely, its positions in lower-quality securities lagged amid large outflows from high-yield municipal bond funds. At the sector level, overweight positions in essential-service revenue bonds, particularly those in the transportation and utilities sectors, added value. However, holdings in tobacco issues detracted. The Fund was also hurt by its holdings in longer-maturity securities, which tend to have a greater degree of interest-rate sensitivity.

Describe recent portfolio activity.

The Fund aims to deliver a balance of competitive total return and tax-free income using a tactical strategy that is designed to take advantage of credit, yield curve and interest rate trends.

The investment adviser sought to capitalize on market weakness by gradually putting cash to work. While the Fund began the period with a cash weighting of 5% of assets, this position had fallen to 1% by November 30, 2018. The investment adviser invested a portion of the cash in high-yield securities in an effort to take advantage of the sell-off in this area. The Fund’s allocation to taxable issues decreased.

The investment adviser actively managed the Fund’s interest-rate risk by adjusting the size of its position in U.S. Treasury futures as market conditions warranted. Generally speaking, it added to the position when yields fell to the lower end of their recent trading range, and it reduced the position when rates approached the upper end. The investment adviser also increased the leverage position from 6% to 8% in order to take a more aggressive posture when rates rose to top of the range. In addition, leverage became more attractive due to the widening differential between short-term borrowing rates and longer-term yields in the market.

Describe portfolio positioning at period end.

The Fund maintained a bias in favor of higher-quality California issues, as reflected in its average credit quality of AA as of November 30, 2018. The Fund held a 4.9% allocation to non-investment grade securities at the close of the period, the majority of which was invested in the tobacco sector. The Fund’s largest sector overweight positions were in transportation and utilities, and it was underweight in pre-refunded bonds and housing issues. The Fund also had a 1% position in cash and a 1.5% weighting in taxable municipal securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	BlackRock California Municipal Opportunities Fund

Performance Summary for the Period Ended November 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.79%	2.78%	0.19%	2.69%	N/A	5.09%	N/A	6.11%	N/A
Investor A	2.43	2.42	0.06	2.44	(1.92)%	4.85	3.95%	5.87	5.41%
Investor A1	2.59	2.58	0.14	2.59	N/A	5.00	N/A	6.02	N/A
Investor C	1.79	1.78	(0.31)	1.67	0.67	4.07	4.07	5.07	5.07
Investor C1	2.20	2.16	(0.11)	2.08	N/A	4.45	N/A	5.49	N/A
Class K	2.81	2.80	0.29	2.81	N/A	5.12	N/A	6.12	N/A
S&P® Municipal Bond Index(c)	—	—	0.36	1.16	N/A	3.59	N/A	5.07	N/A
S&P® California Municipal Bond Index(d)	—	—	0.04	0.97	N/A	4.01	N/A	5.53	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s total returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of November 30, 2018	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed both its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

Although concerns about tighter Fed policy contributed to slightly negative returns for taxable investment-grade bonds, the national municipal bond market posted a modest gain. In the early part of the period, tax-exempt securities were aided by the combination of steady investor demand and low new-issue supply. However, the market lost ground in both October and November as supply and demand conditions became less favorable and Fed Chairman Jerome Powell adopted a more hawkish tone.

New Jersey municipal issues narrowly outperformed the national index due to the higher yields available on the state’s obligations. The state’s credit rating and yield spreads continue to reflect its high unfunded pension liabilities. However, income and sales tax revenues have improved and this year’s budget season was less acrimonious than in years past.

The Fund’s yield curve positioning was a detractor to Fund performance, as bonds with maturities of 25 years and above experienced the weakest price performance. Reinvestment was a further drag on results as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

Given that bond prices fell, income made the largest contribution to total return. In addition, the Fund sought to manage interest rate risk using Treasury futures. Since Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on Fund performance.

The Fund’s overweight positions in the health care and education sectors benefited performance. However, holdings in tobacco issues underperformed. The Food and Drug Administration announced its intention to ban menthol cigarettes, which could lead to a larger-than-expected decline in consumption and reduced payments to the Master Settlement Agreement.

Describe recent portfolio activity.

The Fund’s duration rose, as market volatility presented opportunities to add new positions at attractive levels. (Duration is a measure of interest rate sensitivity.) Price declines in some positions also caused their duration to increase.

The investment adviser kept its barbell strategy largely intact as shorter-dated pre-refunded bonds continued to offer the combination of attractive income and low interest-rate sensitivity. Simultaneously, bonds with maturities of 20 years and above offered higher yields compared to shorter maturities. The Fund therefore concentrated its purchases in this area. (A barbell structure is an overweight in long- and short-term bonds, with a corresponding underweight in intermediate-term issues.)

Describe portfolio positioning at period end.

The Fund maintained a fully invested posture with a duration moderately above that of the benchmark. In addition, the Fund continued to implement dynamic risk-management strategies as a means to mitigate market volatility. The Fund’s investment adviser favored lower-rated investment-grade bonds due to their attractive yield spreads versus AAA and AA rated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	BlackRock New Jersey Municipal Bond Fund

Performance Summary for the Period Ended November 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.08%	2.87%	0.10%	1.32%	N/A	4.47%	N/A	5.73%	N/A
Service	2.83	2.63	(0.02)	1.06	N/A	4.29	N/A	5.56	N/A
Investor A	2.65	2.51	(0.02)	1.06	(3.23)%	4.29	3.39%	5.57	5.12%
Investor A1	2.86	2.72	0.15	1.31	N/A	4.46	N/A	5.72	N/A
Investor C	2.08	1.93	(0.40)	0.31	(0.67)	3.51	3.51	4.77	4.77
Investor C1	2.52	2.32	(0.19)	0.74	N/A	3.92	N/A	5.19	N/A
Class K	3.13	2.98	0.22	1.36	N/A	4.48	N/A	5.74	N/A
S&P® Municipal Bond Index(c)	—	—	0.36	1.16	N/A	3.59	N/A	5.07	N/A
Custom New Jersey Index(d)	—	—	0.68	1.72	N/A	5.02	N/A	5.68	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.
(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Fund Summary as of November 30, 2018	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed both its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom Pennsylvania Index. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

Although concerns about tighter Fed policy contributed to slightly negative returns for taxable investment-grade bonds, the national municipal bond market posted a modest gain. In the early part of the period, tax-exempt securities were aided by the combination of steady investor demand and low new-issue supply. However, the market lost ground in both October and November as supply and demand conditions became less favorable and Fed Chairman Jerome Powell adopted a more hawkish tone. In Pennsylvania, credit fundamentals improved, as the budget season was less acrimonious than in years past and the state made the first significant deposit into its rainy day fund since 2009.

Positions in housing bonds detracted from Fund performance due to their lower yields and higher interest-rate sensitivity. An underweight in state and local tax-backed issues also weighed on returns. Yield spreads on these bonds generally tightened as positive economic growth led to higher receipts from both sales and income taxes. The Fund’s yield curve positioning was an additional detractor, as bonds with maturities of 25 years and above experienced the weakest price performance. Reinvestment was a further drag on results as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

Given that bond prices fell, income made the largest contribution to total return. Pre-refunded bonds, which offer high yields relative to prevailing market rates, were notable contributors to the Fund’s income.

Holdings in the corporate municipal sector contributed positively. A specific issuer that previously filed for Chapter 11 bankruptcy traded materially higher in price, aiding the Fund’s return.

The Fund sought to manage interest rate risk using Treasury futures. Since Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on Fund performance.

Describe recent portfolio activity.

The Fund’s duration rose, as market volatility presented opportunities to add new positions at attractive levels. (Duration is a measure of interest rate sensitivity.) Price declines in some positions also caused their duration to increase.

The investment adviser kept its barbell strategy largely intact as shorter-dated pre-refunded bonds continued to offer the combination of attractive income and low interest-rate sensitivity. Simultaneously, bonds with maturities of 20 years and above offered higher yields compared to shorter maturities. The Fund therefore concentrated its purchases in this area. (A barbell structure is an overweight in long- and short-term bonds, with a corresponding underweight in intermediate-term issues.)

Describe portfolio positioning at period end.

The Fund maintained a fully invested posture with a duration moderately above that of the benchmark. In addition, the Fund continued to implement dynamic risk-management strategies as a means to mitigate market volatility. The Fund’s investment adviser favored lower-rated investment-grade bonds due to their attractive yield spreads versus AAA and AA rated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Performance Summary for the Period Ended November 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.93%	2.74%	(0.21)%	0.80%	N/A	4.33%	N/A	5.45%	N/A
Service	2.68	2.50	(0.34)	0.46	N/A	4.13	N/A	5.25	N/A
Investor A	2.57	2.48	(0.34)	0.46	(3.81)%	4.11	3.21%	5.23	4.78%
Investor A1	2.69	2.58	(0.26)	0.71	N/A	4.29	N/A	5.41	N/A
Investor C	1.93	1.82	(0.71)	(0.20)	(1.17)	3.31	3.31	4.42	4.42
Investor C1	2.35	2.23	(0.50)	0.23	N/A	3.74	N/A	4.86	N/A
Class K	3.00	2.89	(0.19)	0.84	N/A	4.34	N/A	5.45	N/A
S&P® Municipal Bond Index(c)	—	—	0.36	1.16	N/A	3.59	N/A	5.07	N/A
Custom Pennsylvania Index(d)	—	—	0.19	0.91	N/A	4.71	N/A	5.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.
(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom Pennsylvania Index is customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of November 30, 2018	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

Although concerns about tighter Fed policy contributed to slightly negative returns for taxable investment-grade bonds, the national municipal bond market posted a modest gain. Tax-exempt bonds were aided by the combination of steady investor demand and low new-issue supply.

Security selection in the state and local tax-backed sectors was the largest detractor from Fund performance. The Fund’s performance was also hurt by its overweight position in AA rated bonds. Yield curve positioning was an additional detractor, largely due to the Fund’s positions in bonds with maturities of 20 years and above.

The Fund’s sector allocations had a positive effect on performance, led by positions in the housing, tobacco, and utilities sectors. The Fund was also helped by the investment adviser’s decision to keep the portfolio’s duration (interest rate sensitivity) below that of the benchmark. An underweight position in non-rated credits, which lagged higher-rated issues, was a further contributor.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on Fund performance. The Fund’s use of leverage, while amplifying the impact of price weakness, aided returns by augmenting income.

Describe recent portfolio activity.

The Fund opened the period with a duration of 4.65 years and closed with a duration of 6.32 years, which moved the portfolio from an underweight to an overweight relative to the benchmark. This shift reflected the investment adviser’s effort to capitalize on the market’s historical tendency to perform well in December and January.

The Fund held an allocation of approximately 59% to the long end of the yield curve (bonds with maturities of 20 years and above), up from 55% at the beginning of the time period. This increase reflected the investment adviser’s view that longer-term bonds offered more attractive valuations following a period of weak relative performance.

The Fund maintained a high-quality bias with the largest allocations to the AA and A rating tiers. About 15% of the Fund’s assets were in high yield (below-investment grade) bonds as of November 30, 2018, down from 19% at the beginning of the period. Following a long period of outperformance for high-yield issues, the investment adviser believed valuations in this area had become less compelling. The Fund’s taxable bond exposure for the period remained unchanged at 5%. At the sector level, the largest increase occurred in housing issues.

Describe portfolio positioning at period end.

The Fund was notably overweight in the housing and transportation sectors and underweight in pre-refunded/escrowed bonds and tax-backed issues. The Fund’s average credit quality remained at A+.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	BlackRock Strategic Municipal Opportunities Fund

Performance Summary for the Period Ended November 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.40%	3.35%	0.08%	2.68%	N/A	4.53%	N/A	5.68%	N/A
Investor A	3.03	2.98	0.05	2.46	(1.90)%	4.32	3.42%	5.45	4.99%
Investor A1	3.30	3.25	0.04	2.61	N/A	4.45	N/A	5.58	N/A
Investor C	2.42	2.37	(0.41)	1.68	0.69	3.51	3.51	4.64	4.64
Class K	3.48	3.43	0.11	2.74	N/A	4.54	N/A	5.68	N/A
S&P® Municipal Bond Index(c)	—	—	0.36	1.16	N/A	3.59	N/A	5.07	N/A
S&P® Municipal Bond Investment Grade Index(d)	—	—	0.34	0.91	N/A	3.40	N/A	4.88	N/A
S&P® Municipal Bond High Yield Index(d)	—	—	0.74	5.33	N/A	6.27	N/A	8.40	N/A
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index(d)	—	—	(1.74)	(2.64)	N/A	5.66	N/A	6.93	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	0.35	2.04	N/A	4.38	N/A	6.07	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds. The Fund’s total returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	See “About Fund Performance” on page 14 for descriptions of the indexes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Portfolio Information  as of November 30, 2018

BlackRock California Municipal Opportunities Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
County/City/Special District/School District	33%
Utilities	24
Transportation	14
Education	10
Health	8
State	7
Tobacco	3
Corporate	1

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	14%
AA/Aa	60
A	10
BBB/Baa	2
BB/Ba	1
B/B	1
Ca	1
N/R(d)	11

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2018	1%
2019	11
2020	2
2021	3
2022	4

BlackRock New Jersey Municipal Bond Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Transportation	24%
Health	21
Education	19
County/City/Special District/School District	14
State	9
Corporate	6
Utilities	3
Housing	2
Tobacco	2

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	2%
AA/Aa	32
A	24
BBB/Baa	31
BB/Ba	4
N/R(d)	7

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2018	1%
2019	8
2020	5
2021	14
2022	6

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Inc. (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of the Fund’s long-term investments.

(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of November 30, 2018 (continued)

BlackRock Pennsylvania Municipal Bond Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Health	25%
Education	23
County/City/Special District/School District	15
Transportation	13
State	10
Utilities	6
Housing	5
Corporate	3

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	—%
AA/Aa	41
A	32
BBB/Baa	7
BB/Ba	2
B/B	0
N/R(d)	18

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2018	2%
2019	12
2020	15
2021	14
2022	3

BlackRock Strategic Municipal Opportunities Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
Transportation	22%
State	19
Utilities	14
Health	11
Housing	11
County/City/Special District/School District	8
Education	7
Tobacco	4
Corporate	4

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	11%
AA/Aa	38
A	16
BBB/Baa	14
BB/Ba	3
B/B	4
CC	1
N/R(d)	13

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2018	2%
2019	3
2020	2
2021	4
2022	7

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represented 1% for BlackRock Pennsylvania Municipal Bond Fund and less than 1% for BlackRock Strategic Municipal Opportunities Fund long-term investments.

(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

PORTFOLIO INFORMATION	13

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For each Fund, Class K Shares performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders, and for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders, and for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Investor A1 and Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

The Manager voluntarily waived a portion of each Fund’s expenses. Without such waiver, each Fund’s performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers.

Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar-denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on June 1, 2018 and held through November 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock California Municipal Opportunities Fund	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Ending Account Value (11/30/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,001.90	$2.96	$2.21	$1,000.00	$1,022.11	$2.99	$1,022.86	$2.23
Investor A	1,000.00	1,000.60	4.21	3.46	1,000.00	1,020.86	4.26	1,021.61	3.50
Investor A1	1,000.00	1,001.40	3.46	2.71	1,000.00	1,021.61	3.50	1,022.36	2.74
Investor C	1,000.00	996.90	7.96	7.21	1,000.00	1,017.10	8.04	1,017.85	7.28
Investor C1	1,000.00	998.90	5.96	5.21	1,000.00	1,019.10	6.02	1,019.85	5.27
Class K	1,000.00	1,002.90	2.71	1.96	1,000.00	1,022.36	2.74	1,023.11	1.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Institutional, 0.84% for Investor A, 0.69% for Investor A1, 1.59% for Investor C, 1.19% for Investor C1 and 0.54% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.44% for Institutional, 0.69% for Investor A, 0.54% for Investor A1, 1.44% for Investor C, 1.04% for Investor C1 and 0.39% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock New Jersey Municipal Bond Fund	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Ending Account Value (11/30/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1.001.00	$3.26	$2.61	$1,000.00	$1,021.81	$3.29	$1,022.46	$2.64
Service	1,000.00	999.80	4.51	3.86	1,000.00	1,020.56	4.56	1,021.21	3.90
Investor A	1,000.00	999.80	4.51	3.86	1,000.00	1,020.56	4.56	1,021.21	3.90
Investor A1	1,000.00	1.001.50	3.71	3.11	1,000.00	1,021.36	3.75	1,021.96	3.14
Investor C	1,000.00	996.00	8.26	7.61	1,000.00	1,016.80	8.34	1,017.45	7.69
Investor C1	1,000.00	998.10	6.16	5.51	1,000.00	1,018.90	6.23	1,019.55	5.57
Class K	1,000.00	1.002.20	3.01	2.36	1,000.00	1,022.06	3.04	1,022.71	2.38

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.90% for Service, 0.90% for Investor A, 0.74% for Investor A1, 1.65% for Investor C, 1.23% for Investor C1 and 0.60% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for Institutional, 0.77% for Service, 0.77% for Investor A, 0.62% for Investor A1, 1.52% for Investor C, 1.10% for Investor C1 and 0.47% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

DISCLOSURE OF EXPENSES	15

Disclosure of Expenses (continued)

Expense Examples (continued)

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Pennsylvania Municipal Bond Fund	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Ending Account Value (11/30/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$997.90	$4.21	$2.7	$1,000.00	$1,020.86	$4.26	$1,022.36	$2.74
Service	1,000.00	996.60	5.46	3.95	1,000.00	1,019.60	5.52	1,021.11	4.00
Investor A	1,000.00	996.60	5.46	3.95	1,000.00	1,019.60	5.52	1,021.11	4.00
Investor A1	1,000.00	997.40	4.71	3.20	1,000.00	1,020.36	4.76	1,021.86	3.24
Investor C	1,000.00	992.90	9.19	7.69	1,000.00	1,015.84	9.30	1,017.35	7.79
Investor C1	1,000.00	995.00	7.05	5.55	1,000.00	1,018.00	7.13	1,019.50	5.62
Class K	1,000.00	998.10	3.96	2.45	1,000.00	1,021.11	4.00	1,022.61	2.48

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.84% for Institutional, 1.09% for Service, 1.09% for Investor A, 0.94% for Investor A1, 1.84% for Investor C, 1.41% for Investor C1 and 0.79% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.79% for Service, 0.79% for Investor A, 0.64% for Investor A1, 1.54% for Investor C, 1.11% for Investor C1 and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Strategic Municipal Opportunities Fund	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Ending Account Value (11/30/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,000.80	$3.81	$2.71	$1,000.00	$1,021.26	$3.85	$1,022.36	$2.74
Investor A	1,000.00	1,000.50	4.96	3.86	1,000.00	1,020.10	5.01	1,021.21	3.90
Investor A1	1,000.00	1,000.40	4.21	3.11	1,000.00	1,020.86	4.26	1,021.96	3.14
Investor C	1,000.00	995.90	8.76	7.66	1,000.00	1,016.29	8.85	1,017.40	7.74
Class K	1,000.00	1,001.10	3.51	2.41	1,000.00	1,021.56	3.51	1,022.66	2.43

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.76% for Institutional, 0.99% for Investor A, 0.84% for Investor A1, 1.75% for Investor C and 0.70% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.77% for Investor A, 0.62% for Investor A1, 1.53% for Investor C and 0.48% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, such Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by such Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments (unaudited) November 30, 2018	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds — 1.5%

Auto Components — 0.2%
General Motors Co., 5.95%, 04/01/49	$6,597	$5,960,370

Banks — 0.1%
Capital One Financial Corp., 3.80%, 01/31/28	3,411	3,133,884

Containers & Packaging — 0.3%
Westrock Co., 4.90%, 03/15/29(a)	7,187	7,221,901

Education — 0.3%
Pepperdine University, 3.95%, 12/01/57	9,385	8,884,810
University of Southern California, 3.03%, 10/01/39	298	261,912

		9,146,722
Health Care Providers & Services — 0.5%
Kaiser Foundation Hospitals:
3.50%, 04/01/22	4,880	4,917,470
4.15%, 05/01/47	335	318,828
Sutter Health, 3.70%, 08/15/28	2,854	2,795,973
Valley Children’s Hospital, Series A, 4.40%, 03/15/48	4,000	3,784,176

		11,816,447
Pharmaceuticals — 0.1%
AbbVie, Inc., 4.88%, 11/14/48	2,871	2,614,474

Total Corporate Bonds — 1.5% (Cost — $41,607,691)		39,893,798

Municipal Bonds — 84.9%

California — 83.7%
County/City/Special District/School District — 32.5%
Alhambra Unified School District, GO, Improvement District Election 2016, Series A, 5.00%, 08/01/43	3,500	3,982,020
Butte-Glenn Community College District, GO, Election of 2016, Series A, 5.25%, 08/01/46	12,360	14,264,058
Cabrillo Unified School District, GO, Election of 2018, Series A, 5.00%, 08/01/45	5,600	6,218,632
California Infrastructure & Economic Development Bank, RB:
Build America Bonds, 6.49%, 05/15/49	2,125	2,713,646
Goodwill Industry San Joaquin, 5.85%, 09/01/37	2,830	2,760,552
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure Improvement Program Phase I, Series A, 5.00%, 06/01/42	15,555	17,484,287
Central Union High School District-Imperial County, GO, Election of 2016, 5.25%, 08/01/46	4,240	4,879,392
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Series D:
Mission Bay South Redevelopment Project, 0.00%, 08/01/23(a)(b)	1,000	809,080
Mission Bay South Redevelopment Project, 0.00%, 08/01/31(a)(b)	3,000	1,597,650
3.13%, 08/01/28	1,150	1,094,950
3.25%, 08/01/29	1,000	951,670
3.38%, 08/01/30	1,250	1,192,338
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,013,080
City of Los Angeles California, RB, 4.00%, 06/27/19	72,420	73,367,254
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 08/01/19(c)	6,035	6,204,765
City of Monrovia, Refunding RB, Taxable, 3.89%, 05/01/33	4,300	4,183,771

Security	Par (000)	Value
County/City/Special District/School District (continued)
City of Sacramento Caliifornia Transient Occupancy Tax Revenue, RB, Convention Center Complex, Series A, 5.00%, 06/01/43	$10,590	$11,874,143
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 05/01/42	2,395	2,633,231
Corona Community Facilities District, Improvement Area No.1, Special Tax Bonds, Series A:
5.00%, 09/01/34	800	860,928
5.00%, 09/01/43	1,355	1,438,631
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	27,660	31,448,037
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	11,200	12,802,608
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(c)	2,895	3,158,850
County of San Luis Obispo Community College District, GO, Refunding Series B, 4.00%, 08/01/43	5,820	5,931,569
County of Tulare California, RB, 4.31%, 06/01/33	5,500	5,402,100
Covina-Valley Unified School District, GO, Election Of 2012, Series E, 5.00%, 08/01/46	11,785	13,358,651
El Monte City School District, GO, Los Angeles Country, California Series B, 5.50%, 08/01/46	4,265	4,986,894
Elk Grove Unified School District, GO, Election of 2016, 4.00%, 08/01/46	12,640	12,917,195
Franklin-Mckinley School District, GO, Election of 2016, Series B, 5.00%, 08/01/44	4,855	5,382,787
Fremont Union High School District, GO, Refunding, Series A, 5.00%, 08/01/44	2,350	2,670,164
Glendale Community College District, GO, Election of 2016, Series A, 5.25%, 08/01/41	5,900	6,829,722
Grossmont Union High School District, GO, Election of 2016, Series B-2, 4.00%, 08/01/43	12,100	12,361,481
Hacienda La Puente Unified School District, GO, Election 2016, Series A, 5.25%, 08/01/42	5,000	5,775,700
Hayward Area Recreation and Park District, GO, Refunding, Series A, 5.00%, 08/01/42	5,050	5,714,125
Long Beach Unified School District, GO, Series E, 5.00%, 08/01/42	5,000	5,633,950
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42	62,525	72,851,629
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 08/01/42	5,870	7,919,921
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(c)	16,250	16,720,275
Los Angeles County Facilities Inc, RB, Vermont Corridor County Administration Building , Series A, 5.00%, 12/01/43	7,535	8,476,875
Los Angeles Unified School District, GO, Election of 2008:
Series A, 5.00%, 07/01/40	25,000	27,845,750
Series B-1, 5.00%, 07/01/37	19,770	22,846,410
Series B-1, 5.00%, 07/01/38	27,900	32,127,966
Los County Angeles, RB, 4.00%, 06/28/19	30,000	30,389,100
Menifee Union School District, GO, Series B, 4.00%, 08/01/43	3,630	3,640,164
Millbrae School District, GO, Series B-2, 6.00%, 07/01/21(c)	2,585	2,856,270
Mountain View-Whisman School District, GO, Election of 2012, Series A, 4.00%, 09/01/42	12,000	12,340,560

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
County/City/Special District/School District (continued)
Ohlone Community College District, GO:
Series C, 4.00%, 08/01/41	$5,000	$5,093,950
Refunding, 4.00%, 08/01/41	5,000	5,093,950
Palmdale Elementary School District, GO:
Election of 2012, Series B, 5.25%, 08/01/42	2,050	2,379,825
Election of 2016, Series A, 5.25%, 08/01/42	7,695	8,933,049
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 08/01/45	1,000	1,148,880
Pittsburg Unified School District, GO, Refunding, 4.00%, 08/01/44	11,000	11,103,400
Pomona Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, 3.98%, 02/01/27	4,155	4,190,691
Redwood City School District, GO, Election of 2015, 5.25%, 08/01/44	5,000	5,847,200
Riverside County, RB, 4.00%, 06/28/19	55,000	55,719,400
Riverside County Transportation Commission, Refunding RB, Series A, 5.00%, 06/01/39	2,355	2,678,365
Roseville Joint Union High School District, GO, School Facilities Improvement(e):
4.00%, 08/01/46	2,840	2,831,508
5.00%, 08/01/46	12,960	14,357,218
San Diego Community College District, Refunding, GO,Refunding, 5.00%, 08/01/41	20,000	22,666,400
San Diego Public Facilities Financing Authority Sewer Revenue, Refunding RB, Series A, 5.00%, 05/15/38	13,595	15,457,379
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 05/01/42	2,010	2,166,438
San Jose Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A-T, 3.25%, 08/01/29	8,730	8,205,589
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	5,000	5,433,550
San Mateo County Community College District, GO, Election of 2014, Series B, 5.00%, 09/01/45	41,990	48,107,943
Santa Clara County Financing Authority, RB, Country Facilities, Series A, 4.00%, 04/01/38	8,095	8,360,111
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	11,448,400
State of California, GO:
Refunding Various Purposes, 5.00%, 08/01/46	18,000	20,070,180
Refunding Various Purposes-Bid Group, 5.00%, 08/01/37	45,000	52,133,400
Tracy Community Facilities District, Special Tax Bonds, Series 1:
5.00%, 09/01/38	1,070	1,160,490
5.00%, 09/01/43	1,635	1,764,917
5.00%, 09/01/48	1,795	1,933,448
Whittier City School District, GO, Election of 2012, Series C, 5.25%, 08/01/46	5,365	6,182,733

		859,381,245
Education — 6.1%
California Educational Facilities Authority, RB, Chapman University, Series A:
3.43%, 04/01/30	1,000	945,750
3.56%, 04/01/31	2,000	1,900,980
California Educational Facilities Authority, Refunding RB, Pitzer College, 6.00%, 04/01/20(c)	2,500	2,639,175
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 01/01/22(c)	7,000	7,855,400
Urban Discovery Academy Project, 5.50%, 08/01/34(a)	300	294,891
Vista Charter Middle School, 6.00%, 07/01/44	500	509,680

Security	Par (000)	Value
Education (continued)
California Municipal Finance Authority, Refunding RB, Emerson College, Series B, 5.00%, 01/01/42	$7,400	$8,046,390
California School Finance Authority, RB, Series A(a):
Larchmont Charter School Project, 5.00%, 06/01/33	525	545,984
Larchmont Charter School Project, 5.00%, 06/01/43	525	535,553
Larchmont Charter School Project, 5.00%, 06/01/55	1,000	1,009,640
6.00%, 07/01/51	1,500	1,587,705
Cerritos Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/43	9,285	9,468,007
Menifee Union School District, GO, Series A, 5.25%, 08/01/42	7,275	8,463,444
State of California University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/41	25,600	28,613,632
5.00%, 11/01/42	25,915	29,127,942
5.00%, 11/01/43	10,165	11,582,916
University of California, RB:
Build America Bonds, 6.30%, 05/15/50	3,790	4,435,247
Series AM, 5.25%, 05/15/44	11,495	12,871,181
Series AV, 5.25%, 05/15/42	11,860	13,626,547
Series AV, 5.25%, 05/15/47	4,080	4,666,378
University of California, Refunding RB, Limited Project, Series O, 5.00%, 05/15/40	11,675	13,241,902

		161,968,344
Health — 7.6%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(c)	3,775	3,889,156
California Health Facilities Financing Authority, RB:
Cedars Sinai Medical Center, Series A, 5.00%, 08/15/34	10,010	11,421,910
Cedars Sinai Medical Center, Series A, 5.00%, 08/15/35	4,000	4,552,760
Cedars-Sinai Medical Center, Series A, 5.00%, 08/15/36	2,415	2,733,394
Children’s Hospital, Series A, 5.25%, 11/01/41	7,000	7,595,140
Scripps Health, Series A, 5.00%, 11/15/40	7,530	8,131,120
Sutter Health, Series A, 5.00%, 11/15/38	12,420	13,922,696
Sutter Health, Series A, 5.00%, 11/15/41	10,200	11,160,432
Sutter Health, Series A, 5.00%, 11/15/46	15,955	17,303,197
Sutter Health, Series B, 6.00%, 08/15/20(c)	9,775	10,476,650
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 07/01/19(c)	2,075	2,127,145
Catholic Healthcare West, Series A, 6.00%, 07/01/19(c)	6,000	6,150,780
Cedars Sinai Medical Center, Series B, 5.00%, 08/15/35	18,500	21,056,515
Stanford Health Care, Series A, 5.00%, 11/15/37	2,000	2,295,200
Sutter Health, Series B, 5.00%, 11/15/46	8,000	8,731,360
California Statewide Communities Development Authority, RB(a):
Lancer Educational student Housing Project, Series A, 5.00%, 06/01/46	4,100	4,303,565
Loma Linda University Medical Center, 5.50%, 12/01/58	11,375	12,091,397
California Statewide Communities Development Authority, Refunding RB:
Adventist Health System/West Series A, 5.00%, 03/01/42	7,500	8,376,150
Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	2,900	3,078,408

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health (continued)
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	$5,000	$5,410,550
Marin Healthcare District, GO, Election of 2013, Series A, 5.00%, 08/01/41	21,335	24,365,210
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/34	11,000	12,547,700

		201,720,435
State — 6.2%
State of California, GO, Build America Bonds, Various Purpose, 7.60%, 11/01/40	2,000	2,869,800
State of California, GO, Refunding:
Various Purpose, 5.25%, 10/01/39	10,140	11,569,334
Various Purpose, 5.00%, 10/01/47	12,000	13,317,240
5.00%, 11/01/37	13,265	15,216,812
State of California, GO, Various Purposes:
5.00%, 11/01/47	24,145	27,209,484
6.00%, 04/01/19(c)	5,685	5,767,262
6.50%, 04/01/19(c)	7,000	7,112,350
5.75%, 04/01/31	10,000	10,121,600
6.50%, 04/01/33	5,925	6,012,157
6.00%, 04/01/38	10,395	10,531,486
Refunding Various Purpose, 5.00%, 10/01/39	11,310	12,672,968
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(c)	10,000	10,160,500
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 04/01/19(c)	3,060	3,106,757
Various Capital Projects, Series I, 5.25%, 11/01/32	1,115	1,248,421
Various Capital Projects, Series I, 5.50%, 11/01/33	2,315	2,615,070
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19(c)	1,725	1,798,951
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/33	20,000	22,889,800

		164,219,992
Tobacco — 3.2%
County of California Tobacco Securitization Agency, Refunding RB, Series A:
Asset-Backed, Merced County, 5.13%, 06/01/38	1,000	1,002,200
Asset-Backed, Merced County, 5.25%, 06/01/45	4,765	4,775,483
Golden Gate Tobacco Funding Corp., 5.00%, 06/01/36	2,410	2,336,230
Golden Gate Tobacco Funding Corp., 5.00%, 06/01/47	2,595	2,469,220
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.(f):
5.70%, 06/01/46	8,590	8,591,976
5.60%, 06/01/36	1,980	1,980,950
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 3.50%, 06/01/36	17,020	16,657,474
Series A-1, 5.00%, 06/01/47	16,690	16,005,376
Series A-2, 5.00%, 06/01/47	9,945	9,519,056
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	8,450	8,432,847
5.13%, 06/01/46	12,640	12,605,619

		84,376,431
Transportation — 9.3%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 04/01/50	4,720	6,666,717

Security	Par (000)	Value
Transportation (continued)
Burbank-Glendale-Pasadena California Airport Authority, ARB, Series B, 5.56%, 07/01/32	$1,000	$1,121,560
City & County of San Francisco Airport Commission, Refunding RB, AMT, San Francisco International Airport, Series D, 5.00%, 05/01/43	11,275	12,499,352
City & County of San Francisco California Airports Commission, ARB:
Second Series E, 6.00%, 05/01/19(c)	1,170	1,190,990
Second Series E, 6.00%, 05/01/39	13,980	14,209,691
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 01/01/20	465	466,381
City of Long Beach California Harbor Revenue, ARB, Green Bonds, Series B, AMT, 5.00%, 05/15/43	3,335	3,685,809
City of Los Angeles California Department of Airports, ARB:
Sub-Series A, AMT, 5.00%, 05/15/42	3,500	3,856,370
Los Angeles International Airports, Series A, AMT, 5.25%, 05/15/38	5,200	5,945,316
Los Angeles International Airports, Series A, AMT, 5.00%, 05/15/44	1,650	1,826,154
Sub-Series B, 5.00%, 05/15/42	11,915	13,358,621
Subordinate, Series C, AMT, 5.00%, 05/15/35	4,875	5,498,318
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport:
5.00%, 05/15/43	10,000	11,427,500
AMT, 5.00%, 05/15/43	5,000	5,582,950
Senior, Series A, 5.00%, 05/15/40	37,690	39,199,485
City of Los Angeles Department of Airports, ARB, Subordinate, Series C, AMT, 5.00%, 05/15/36	8,265	9,289,695
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	23,000	25,270,560
Series A-1, 5.75%, 03/01/34	6,720	7,197,523
Series A-1, 6.25%, 03/01/34	2,920	3,172,492
County of Sacramento California Airport System Revenue, Refunding RB:
Series B, 5.00%, 07/01/38	1,000	1,140,030
AMT, Series C, 5.00%, 07/01/36	5,645	6,344,359
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/42	4,500	4,945,905
Los Angeles County Metropolitan Transportation Authority, RB, Green Bond, Series A, 5.00%, 07/01/38	8,815	10,129,493
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A-2, 5.25%, 03/01/34	5,960	6,345,850
Riverside County Transportation Commission, Refunding RB, Sales Tax, Series B, 5.00%, 06/01/38	16,815	19,305,302
San Diego County Regional Airport Authority, ARB, Consolidated Rental Car Facility Project, Series B, 5.59%, 07/01/43	4,710	5,084,869
San Joaquin County Transportation Authority, Refunding RB, Measure K Sale Tax Revenue, 5.00%, 03/01/41	17,955	20,301,359

		245,062,651
Utilities — 18.8%
City & County of San Francisco Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/38	10,110	11,625,186
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	20,945	21,101,040
City of Los Angeles California Department of Water & Power, RB:
Build America Bonds, 6.60%, 07/01/50	1,400	1,919,274
Power System, Series A, 5.00%, 07/01/42	9,250	10,402,735
Series A, 5.00%, 07/01/41	27,950	31,162,573
Series A, 5.00%, 07/01/43	1,000	1,136,590
Series C, 5.00%, 07/01/42	5,000	5,656,650

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities (continued)
City of Los Angeles California Department of Water & Power, Refunding RB:
Series A, 5.00%, 07/01/34	$22,750	$25,578,052
Series A, 5.00%, 07/01/46	15,365	17,055,150
Series B, 5.00%, 07/01/43	15,000	17,145,300
Water System, Series A, 5.25%, 07/01/39	8,000	8,492,800
City of Los Angeles California Wastewater System Revenue, Refunding RB, Green Bond, Sub-Series A:
5.00%, 06/01/37	9,050	10,492,298
5.00%, 06/01/43	10,000	11,420,900
5.25%, 06/01/47	22,890	26,414,602
City of Petaluma California Wastewater Revenue, Refunding RB, 6.00%, 05/01/21(c)	5,625	6,179,288
City of Riverside California Electric Revenue, RB, Build America Bond, 7.61%, 10/01/40	2,500	3,540,375
City of Sacramento California Water Revenue, RB, 5.00%, 09/01/42	6,465	7,311,010
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Green Bond, Series D, 5.00%, 11/01/32	20,000	23,515,800
City of San Juan California Water District, COP, Series A, 6.00%, 02/01/19(c)	5,700	5,740,071
Country of California Santa Barbara, COP, AMT, Series B:
5.00%, 12/01/37	7,600	8,452,796
5.00%, 12/01/38	5,000	5,543,050
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/45	8,750	9,899,662
Eastern Municipal Water District Financing Authority, RB, Series D, 5.25%, 07/01/42	18,500	21,620,580
Imperial Irrigation District Electric System Revenue, Refunding RB, Series B-2, 5.00%, 11/01/41	5,675	6,340,734
Irvine Ranch Water District, Special Assessment Bonds:
5.25%, 02/01/41	16,855	19,554,834
Build America Bonds, Series B, 6.62%, 05/01/40	4,000	5,134,560
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	17,110	19,294,947
5.25%, 07/01/44	10,650	12,180,192
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 07/01/40	15,585	17,526,735
Metropolitan Water District of Southern California, Refunding RB:
5.00%, 01/01/38(e)	7,000	8,113,280
5.00%, 01/01/39(e)	3,625	4,191,878
Series A, 5.00%, 10/01/35	5,000	5,439,100
Northern California Power Agency, RB, Build America Bonds, Series B, 7.31%, 06/01/40	2,150	2,786,121
San Diego County Water Authority Financing Corp., Refunding RB:
Green Bonds, Series A, 5.00%, 05/01/32	10,330	11,921,750
Series B, 5.00%, 05/01/38	20,405	23,102,337
San Diego Public Facilities Financing Authority Water Revenue, Refunding RB, Series B, 5.00%, 08/01/38	16,460	18,749,092
Southern California Water Replenishment District, RB, 5.00%, 08/01/43(e)	5,000	5,695,100
State of California Department of Water Resources, Refunding RB, Central Valley Project Water System Revenue Bonds, Series AW, 4.00%, 12/01/34	26,885	28,619,620
Vista Joint Powers Financing Authority, Refunding LRB, Lease, 5.25%, 05/01/37	15,000	17,100,450

		497,156,512

Total Municipal Bonds in California		2,213,885,610

Security	Par (000)	Value
Puerto Rico — 1.2%
State — 0.2%
Commonwealth of Puerto Rico, GO, Refunding, Series A(g)(h):
Public Improvement, 5.50%, 07/01/39	$1,470	$852,600
8.00%, 07/01/35	3,820	2,210,825
Commonwealth of Puerto Rico, GO, , 6.00%, 07/01/38(g)(h)	1,630	945,400
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Refunding RB, Series C(g)(h):
First Subordinate, 5.75%, 08/01/57	1,265	1,010,419
Senior Lien, 5.00%, 08/01/40	2,115	1,692,000

		6,711,244
Utilities — 1.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.75%, 07/01/37	3,065	2,927,075
6.00%, 07/01/44	5,815	5,582,400
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	11,935	11,457,600
Puerto Rico Electric Power Authority, RB(g)(h):
Series A, 5.00%, 07/01/29	2,810	1,770,300
Series A, 7.00%, 07/01/33	920	595,700
Series A, 5.00%, 07/01/42	2,820	1,776,600
Series A, 7.00%, 07/01/43	955	618,362
Series TT, 5.00%, 07/01/25	480	302,400
Series XX, 5.25%, 07/01/40	1,940	1,222,200
Puerto Rico Electric Power Authority, Refunding RB, Series ZZ, 5.25%, 07/01/21(g)(h)	250	157,500

		26,410,137

Total Municipal Bonds in Puerto Rico		33,121,381

Total Municipal Bonds — 84.9% (Cost — $2,242,280,587)		2,247,006,991

Municipal Bonds Transferred to Tender Option Bond Trusts(i) — 19.5%

California — 19.5%
County/City/Special District/School District — 2.7%
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/42	14,995	15,144,323
Grossmont-Cuyamaca Community College District, GO, Election of 2008, Series B, 5.00%, 08/01/44(j)	30,215	34,576,266
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(d)	17,685	20,605,819

		70,326,408
Education — 4.6%
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/42	10,000	11,239,800
5.00%, 11/01/43	35,250	40,167,023
University of California, RB, Limited Project, Series M, 5.00%, 05/15/42	20,000	22,376,300
University of California, Refunding RB, Series AZ, 5.00%, 05/15/43	41,740	47,319,177

		121,102,300
Health — 0.6%
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 11/15/38	15,000	16,814,925

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State — 0.8%
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	$18,150	$20,708,424

Transportation — 5.5%
City & County of San Francisco California, Refunding ARB, Series A, AMT, 5.25%, 05/01/42	40,370	45,316,940
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	26,950	29,663,595
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/41	22,475	24,567,774
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	18,717	20,479,770
Sub-Series A, 5.00%, 05/15/42	23,625	26,030,338

		146,058,417
Utilities — 5.3%
City & County of San Francisco California Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	41,405	47,031,870
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/42	27,045	30,742,438
Eastern Municipal Water District Financing Authority, RB, Series D, 5.00%, 07/01/47	36,105	40,949,259
Irvine Ranch Water District, 5.00%, 03/01/46	19,330	21,753,015

		140,476,582

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.5% (Cost — $524,262,290)		515,487,056

Total Long-Term Investments — 105.9% (Cost — $2,808,150,568)		2,802,387,845

Security	Shares	Value
Short-Term Securities — 1.9%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 1.26%(k)(l)	51,009,221	$51,019,423
Total Short-Term Securities — 1.9% (Cost — $51,019,423)		51,019,423

Total Investments — 107.8% (Cost — $2,859,169,991)		2,853,407,268
Other Assets Less Liabilities — 0.9%		22,720,830
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.7)%		(230,104,173)

Net Assets — 100.0%		$2,646,023,925

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement(s), which expires on January 1, 2026 is $9,322,126. See Note 4 of the Notes to Financial Statements for details.

(e)	When-issued security.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(k)	Annualized 7-day yield as of period end.

(l)

During the six months ended November 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 05/31/18	Shares Purchased		Shares Sold		Shares Held at 11/30/18	Value at 11/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	51,009,221	(b)	—		51,009,221	$51,019,423	$87,422	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class	148,286,820			(148,286,820	)(c)	—	—	935,295	15,111	(11,753)
iShares California Muni Bond ETF	—	875,000		(875,000)		—	—	184,090	(656,616)	—
iShares National Municipal Bond Fund	250,000	380,000		(630,000)		—	—	556,880	(953,177)	(195,000)

							$51,019,423	$1,763,687	$(1,594,682)	$(206,753)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock California Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	2,793	03/20/19	$333,633	$(814,597)
Long U.S. Treasury Bond	4,152	03/20/19	580,891	(2,571,338)

				$(3,385,935)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$3,385,935	$—	$3,385,935

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$12,852,718	$—	$12,852,718

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$5,591,119	$—	$5,591,119

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	799,798,797

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflects the results of activity during the period.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$2,802,387,845	$—	$2,802,387,845
Short-Term Securities	51,019,423	—	—	51,019,423

	$51,019,423	$2,802,387,845	$—	$2,853,407,268

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock California Municipal Opportunities Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(3,385,935)	$—	$—	$(3,385,935)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $229,542,157 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2018	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 92.9%

New Jersey — 92.6%
Corporate — 5.9%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	$3,500	$3,769,920
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,000	1,117,600
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	265	276,981
Series A, 5.00%, 06/15/42	4,545	4,700,802
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	1,445	1,480,128
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,038,390
New Jersey American Water Co., Inc. Project, Series D, AMT, 4.88%, 11/01/29	1,000	1,032,980
Provident Group-Monteclair Properties LLC (AGM), 5.00%, 06/01/37	2,760	2,997,774
Sub Series A, 5.00%, 07/01/33	125	132,604
Sub Series A, 4.00%, 07/01/34	165	158,649

		16,705,828
County/City/Special District/School District — 10.8%
Carlstadt School District, GO, Refunding, 4.00%, 05/01/30	1,415	1,467,709
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,020	1,074,937
5.25%, 11/01/44	1,590	1,671,392
(AGM), 4.00%, 11/01/34	500	504,475
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	660	715,427
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 07/01/35	600	600,810
5.00%, 07/01/36	145	145,190
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	501	520,243
County of Essex New Jersey Improvement Authority, RB:
AMT, 5.25%, 07/01/45(a)	1,000	1,002,350
Newark Project, Series A (AGM), 6.00%, 11/01/30	1,090	1,161,886
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	1,849,470
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C, 5.25%, 01/01/19(b)	3,900	3,910,140
County of Union New Jersey Utilities Authority, Refunding RB, Covanta Union, Inc., Series A, AMT, 4.75%, 12/01/31	1,250	1,322,387
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,000	2,217,860
Series EEE, 5.00%, 06/15/43	2,155	2,225,533
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	2,500	2,847,550
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC), 5.50%, 03/01/21(d)	805	865,150
Township of Egg Harbor New Jersey School District, GO, Refunding, (AGM), 5.75%, 07/15/25	2,000	2,402,440
Township of Irvington New Jersey, GO, Refunding, Series A (AGM), 5.00%, 07/15/31	2,445	2,697,837
Township of Sparta New Jersey Board of Education, GO, Refunding, 5.00%, 02/15/36	1,350	1,497,501

		30,700,287

Security	Par (000)	Value
Education — 17.8%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	$1,250	$1,258,350
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	530	574,239
Series A, 5.00%, 07/01/34	1,855	2,044,099
New Jersey EDA, RB:
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/50	200	206,474
Golden Door Charter School Project, Series A, 6.25%, 11/01/38(a)(c)	210	221,073
Golden Door Charter School Project, Series A, 6.50%, 11/01/52(a)(c)	1,210	1,277,724
Golden Door Charter School Project, Series A, 5.13%, 11/01/29(a)(c)	100	100,574
Hatikvah International Academy Charter School Project, Series A, 5.00%, 07/01/27(a)	170	173,318
Hatikvah International Academy Charter School Project, Series A, 5.25%, 07/01/37(a)	470	468,322
Hatikvah International Academy Charter School Project, Series A, 5.38%, 07/01/47(a)	815	809,662
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/38	2,000	2,196,980
School Facilities Construction (AGC), 5.50%, 12/15/18(b)	525	525,604
School Facilities Construction (AGC), 5.50%, 12/15/34	10	10,025
Series AAA, 5.00%, 06/15/41	1,990	2,064,307
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,079,170
New Jersey EDA, Refunding RB:
Greater Brunswick Charter School, Inc. Project, Series A, 4.75%, 08/01/24(a)	300	301,755
Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 08/01/34(a)	250	249,593
Greater Brunswick Charter School, Inc. Project, Series A, 5.88%, 08/01/44(a)	430	425,743
School Facilities Construction, Series PP, 4.00%, 06/15/30	4,875	4,838,876
Teaneck Community Charter School Project, Series A, 3.50%, 09/01/22(a)	125	122,758
Teaneck Community Charter School Project, Series A, 5.00%, 09/01/37(a)	315	304,196
Teaneck Community Charter School Project, Series A, 5.13%, 09/01/52(a)	1,000	950,000
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	1,750	1,842,645
Rider University Issue, Series F, 4.00%, 07/01/42	940	868,250
Rider University Issue, Series F, 5.00%, 07/01/47	1,670	1,754,268
New Jersey Educational Facilities Authority, Refunding RB:
Kean University, Series A, 5.25%, 09/01/19(b)	1,705	1,747,710
Kean University, Series A (AGC), 5.50%, 09/01/19(b)	1,000	1,026,880
Kean University, Series H, 4.00%, 07/01/39	715	735,935
Montclair State University, Series A, 5.00%, 07/01/33	2,005	2,206,021
Montclair State University, Series B, 5.00%, 07/01/32	2,465	2,778,794
Ramapo College, Series B, 5.00%, 07/01/42	560	599,659
Stockton University, Series A, 5.00%, 07/01/41	230	245,005
University of Medicine & Dentistry, Series B, 7.50%, 06/01/19(b)	2,500	2,569,050
William Paterson University (AGC), 5.00%, 07/01/38	240	240,446
William Paterson University, Series C, 4.00%, 07/01/35	1,500	1,541,790
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, AMT, Sub-Series C, 4.00%, 12/01/48	700	672,700

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	$505	$534,750
Series 1A, 5.00%, 12/01/25	50	51,197
Series 1A, 5.00%, 12/01/26	320	327,616
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(b)	460	506,543
5.00%, 07/01/22(b)	280	308,330
5.00%, 07/01/32	1,040	1,120,246
5.00%, 07/01/40	5,000	5,544,000
5.00%, 07/01/42	635	679,075
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,000	2,157,980

		50,261,732
Health — 18.9%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 01/01/38	3,175	2,982,373
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital Project, Series A, 5.00%, 09/15/29	2,000	2,130,440
Inspira Health Obligated Group, 5.00%, 07/01/42	4,660	5,100,230
Robert Wood Johnson University Hospital, Series A, 5.25%, 07/01/35	1,460	1,605,898
Robert Wood Johnson University Hospital, Series A, 5.00%, 07/01/39	1,150	1,253,845
Robert Wood Johnson University Hospital, Series A, 5.00%, 07/01/43	1,535	1,657,140
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	920	1,015,146
Virtua Health, Series A (AGC), 5.50%, 07/01/38	3,620	3,692,328
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(b)	2,985	3,279,202
AHS Hospital Corp., 4.00%, 07/01/41	1,000	996,580
General Hospital Center at Passaic (AGM), 6.75%, 07/01/19(d)	30	30,845
Hackensack Meridian Health Obligated Group, Series A, 5.00%, 07/01/37	6,000	6,729,600
Holy Name Medical Center, 5.00%, 07/01/25	500	518,595
Hunterdon Medical Center, 5.00%, 07/01/31	300	326,922
Hunterdon Medical Center, 5.00%, 07/01/45	2,650	2,813,744
Inspira Health Obligated Group, Series A, 3.00%, 07/01/32	785	719,562
Meridian Health System Obligated Group, 5.00%, 07/01/27	1,500	1,632,840
Princeton Healthcare System, 5.00%, 07/01/34	1,000	1,112,930
Princeton Healthcare System, 5.00%, 07/01/39	4,060	4,454,307
Robert Wood Johnson University Hospital, 5.00%, 01/01/20(b)	1,500	1,548,090
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/32	2,300	2,385,031
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	1,290	1,426,817
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(b)	1,540	1,675,351
St. Barnabas Health Care System, Series A, 5.00%, 07/01/25	2,230	2,422,694
St. Luke’s Warren Hospital Obligated Group, 5.00%, 08/15/34	460	492,333
Virtua Health, 5.00%, 07/01/29	285	314,834
New Jersey Health Care System Facilities Financing Authority, Refunding RB, St. Barnabas Health Care, Series A, 5.00%, 07/01/24	1,000	1,088,560

		53,406,237

Security	Par (000)	Value
Housing — 2.6%
New Jersey EDA, Refunding RB, Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	$690	$742,233
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A:
M/F Housing, 4.00%, 11/01/48	150	149,477
M/F Housing, 4.10%, 11/01/53	100	100,071
S/F Housing, 3.75%, 10/01/35	1,815	1,805,961
Newark Housing Authority, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,816,595
4.38%, 12/01/33	2,515	2,638,059

		7,252,396
State — 9.8%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/27(e)	4,135	3,119,113
CAB, Series B, 0.00%, 11/01/24(e)	10,000	8,470,200
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,009,591
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(e)	1,675	1,555,305
School Facilities Construction (AGC), 6.00%, 12/15/18(b)	985	986,271
School Facilities Construction (AGC), 6.00%, 12/15/18(b)	15	15,020
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	3,000	3,089,610
School Facilities Construction, Series KK, 5.00%, 03/01/38	1,070	1,104,154
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 03/15/21(e)	2,000	1,873,740
Cigarette Tax, 5.00%, 06/15/22	1,700	1,820,734
Cigarette Tax, 5.00%, 06/15/29	640	672,269
State of New Jersey, COP, Equipment Lease Purchase, Series A(b):
5.25%, 06/15/19	1,000	1,017,970
5.25%, 06/15/19	1,110	1,129,947

		27,863,924
Tobacco — 2.1%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	915	969,708
Sub-Series B, 5.00%, 06/01/46	5,085	5,091,458

		6,061,166
Transportation — 22.0%
Delaware River Port Authority, RB, Series D, 5.00%, 01/01/20(b)	1,875	1,936,125
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 01/01/40	1,500	1,621,140
New Jersey EDA, RB, AMT, Goethals Bridge Replacement Project:
(AGM), 5.13%, 07/01/42	1,000	1,064,880
5.13%, 01/01/39	1,000	1,066,790
Private Activity Bond, 5.38%, 01/01/43	905	966,323
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 01/01/30	1,000	1,225,310
Series B, 5.00%, 01/01/34	1,600	1,821,504
Series E, 5.00%, 01/01/32	1,350	1,551,258
Series I, 5.00%, 01/01/20(b)	2,500	2,582,850
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/32(e)	10,000	5,268,500
CAB, Transportation System, Series A, 0.00%, 12/15/35(e)	8,900	3,974,473
CAB, Transportation System, Series A, 0.00%, 12/15/38(e)	10,000	3,777,300
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	1,250	1,374,813
Series B, 5.25%, 06/15/26	1,500	1,586,130

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Transportation Program Bonds, Series AA, 5.00%, 06/15/32	$1,860	$1,941,914
Transportation Program, Series AA, 5.25%, 06/15/31	2,000	2,144,060
Transportation Program, Series AA, 5.00%, 06/15/45	1,000	1,037,170
Transportation System, Series A, 6.00%, 06/15/35	3,185	3,424,257
Transportation System, Series B, 5.00%, 06/15/42	600	618,480
New Jersey Transportation Trust Fund Authority, Refunding RB:
Federal Highway Reimbursement, Series A, 5.00%, 06/15/31	2,730	2,990,333
Transportation System, Series A, 5.00%, 12/15/32	1,775	1,914,746
Transportation System, Series A, 5.00%, 12/15/35	1,005	1,067,431
Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	1,947,114
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,167,610
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	1,645	1,706,276
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,064,570
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
178th Series, 5.00%, 12/01/43	285	307,401
186th Series, 5.00%, 10/15/44	3,000	3,225,030
Port Authority of New York & New Jersey, Refunding RB, Consolidated 205th series, 5.00%, 11/15/42	1,975	2,218,596
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/48	2,380	2,503,498
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	295	312,573
5.00%, 11/01/29	295	311,576
5.00%, 11/01/32	440	472,265
5.00%, 11/01/33	250	267,783
5.00%, 11/01/34	250	266,825
5.00%, 11/01/39	1,500	1,591,140

		62,318,044
Utilities — 2.7%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	500	527,495
New Jersey Environmental Infrastructure Trust, RB, Series B, AMT, 5.00%, 09/01/28	1,355	1,443,021
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 0.00%, 08/01/21(d)(e)	5,000	4,710,050
Passaic Valley Water Commission, RB, Series A, 6.00%, 12/15/20(b)	980	1,056,391

		7,736,957

Total Municipal Bonds in New Jersey		262,306,571

Puerto Rico — 0.3%
Tobacco — 0.3%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	970	971,804

Total Municipal Bonds in Puerto Rico		971,804

Total Municipal Bonds — 92.9% (Cost — $253,452,373)		263,278,375

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 9.9%

New Jersey — 9.9%
County/City/Special District/School District — 3.7%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	$1,440	$1,600,139
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	2,000	2,129,030
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	6,300	6,790,549

		10,519,718
Education — 1.0%
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43	2,500	2,736,438

Health — 2.6%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	7,332	7,309,538

Transportation — 2.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	5,001	5,226,116
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	1,455	1,624,537
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	525,421

		7,376,074

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.9% (Cost — $27,233,166)		27,941,768

Total Long-Term Investments — 102.8% (Cost — $280,685,539)		291,220,143

	Shares
Short-Term Securities — 2.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.55%(h)(i)	5,827,061	$5,827,644

Total Short-Term Securities — 2.0% (Cost — $5,827,549)		5,827,644

Total Investments — 104.8% (Cost — $286,513,088)		297,047,787
Other Assets Less Liabilities — 1.0%		2,900,870
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.8)%		(16,513,746)

Net Assets — 100.0%		$283,434,911

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $3,884,927.

(h)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock New Jersey Municipal Bond Fund

(i)

During the six months ended November 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 11/30/18	Value at 11/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,956,992	870,069	5,827,061	$5,827,644	$64,665	$397	$(401)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	138	03/20/19	$16,485	$(42,674)
Long U.S. Treasury Bond	108	03/20/19	15,110	(67,423)
5-Year U.S. Treasury Note	87	03/29/19	9,828	(11,707)

				$(121,804)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$121,804	$—	$121,804

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$27,511	$—	$27,511

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$79,471	$—	$79,471

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$25,816,695

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock New Jersey Municipal Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$291,220,143	$—	$291,220,143
Short-Term Securities	5,827,644	—	—	5,827,644

	$5,827,644	$291,220,143	$—	$297,047,787

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(121,804)	$—	$—	$(121,804)

(a)	See above Schedule of Investments for values in each sector, state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB TrustCertificates of $16,418,726 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) November 30, 2018	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 86.7%

Pennsylvania — 86.4%
Corporate — 3.5%
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 07/01/43	$5,000	$5,021,600
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	3,490	3,533,974
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,062,730
Shippingport Project, Series A, 3.75%, 12/01/40(a)	3,915	2,691,562
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	1,540	1,605,789
National Gypsum Co., 5.50%, 11/01/44	1,355	1,396,910

		17,312,565
County/City/Special District/School District — 16.0%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(b)	330	343,556
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	2,310	2,385,075
5.00%, 05/01/42	3,900	3,994,224
Altoona Area School District, GO:
5.00%, 12/01/36	215	234,986
5.00%, 12/01/45	1,000	1,078,800
Altoona Area School District, GOL, Series A (AGM), 5.00%, 12/01/36(c)	2,895	3,163,338
Bethlehem Area School District, GO, (BAM), Series A:
5.00%, 08/01/34	2,390	2,662,723
5.00%, 08/01/35	1,790	1,990,838
Boyertown Area School District, GO:
5.00%, 10/01/36	890	969,646
5.00%, 10/01/38	1,335	1,449,690
County of Allegheny Pennsylvania IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 09/01/31	290	290,183
County of Chester IDA, Special Assessment Bonds, Woodlands At Greystone Project(b):
5.00%, 03/01/38	525	521,115
5.13%, 03/01/48	1,050	1,042,829
County of Delaware Springfield School District, GO, 5.00%, 03/01/40	1,710	1,918,124
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/19(d)	825	848,884
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	1,795	2,001,353
County of Washington Redevelopment Authority, Refunding, Tax Allocation Bonds:
4.00%, 07/01/23	850	845,767
5.00%, 07/01/28	600	613,572
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(d)	2,500	2,628,100
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,835	2,048,355
Fox Chapel Area School District, GO:
5.00%, 02/01/39	4,100	4,594,788
5.00%, 02/01/42	6,365	7,094,556
School District of Philadelphia, Refunding, GOL, Series F, 5.00%, 09/01/37	1,815	1,968,658
Springfield School District/Delaware County, GO:
5.00%, 03/01/36	1,445	1,637,994
5.00%, 03/01/37	1,480	1,672,637

Security	Par (000)	Value
County/City/Special District/School District (continued)
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 07/15/34	$5,070	$5,392,553
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 05/15/19(d)	2,715	2,753,852
Philadelphia School District (AGM), 5.00%, 06/01/33	5,000	5,511,600
Township of Bristol Pennsylvania School District, GO:
5.25%, 06/01/43	5,980	6,478,672
(BAM), 5.00%, 06/01/42	2,550	2,776,109
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,268,401
Township of Lower Paxton Pennsylvania, GO, 5.00%, 04/01/42	630	693,189
West Shore School District Pennsylvania, GOL:
5.00%, 11/15/43	2,265	2,482,123
5.00%, 11/15/48	1,975	2,158,043

		78,514,333
Education — 21.2%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 08/15/24	580	606,100
5.00%, 08/15/25	765	799,036
5.00%, 08/15/26	760	793,417
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/19(d)	1,000	1,027,310
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 08/01/40	1,795	1,995,322
5.00%, 08/01/45	3,695	4,095,649
County of Delaware Pennsylvania Authority, Refunding RB:
Cabrini University, 5.00%, 07/01/47	3,870	4,037,068
Haverford College, 5.00%, 11/15/35	1,100	1,138,786
Villanova University, 5.25%, 12/01/19(d)	600	619,290
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jeferson University, Series A:
5.00%, 09/01/48	2,500	2,715,500
5.00%, 09/01/37	1,365	1,509,963
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
Lafayette College, 4.00%, 11/01/38	6,000	6,065,040
Moravian College, 5.00%, 10/01/36	890	953,564
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	5,000	5,577,800
Pennsylvania Higher Educational Facilities Authority, RB, Thomas Jefferson University, 5.00%, 03/01/20(d)	11,000	11,394,130
Pennsylvania Higher Educational Facilities Authority, RB,Series AT-1, 4.00%, 06/15/34	5,790	5,922,186
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 4.00%, 05/01/36	500	500,290
Drexel University, Series A, 5.25%, 05/01/21(d)	6,720	7,222,656
Drexel University, Series A, 5.25%, 05/01/41	420	444,763
La Salle University, 5.00%, 05/01/37	1,595	1,622,083
La Salle University, 5.00%, 05/01/42	2,655	2,686,807
State System of Higher Education, Series AL, 5.00%, 06/15/35	1,425	1,480,960
Thomas Jefferson University, 5.00%, 09/01/45	3,000	3,267,180
University of Science in Philadelphia, 5.00%, 11/01/36	5,165	5,569,110
University Properties, Inc. Student Housing Project, Series A, 5.00%, 07/01/35	450	463,419
Widener University, Series A, 5.25%, 07/15/33	2,420	2,570,282

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
Widener University, Series A, 5.50%, 07/15/38	$365	$387,210
Pennsylvania State University, RB:
5.00%, 03/01/40	10,000	10,318,200
5.00%, 09/01/48	2,615	2,976,602
Philadelphia Authority for Industrial Development, RB, University of Sciences, 5.00%, 11/01/42	3,525	3,843,025
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	3,330	3,593,703
La Salle University, 4.00%, 05/01/42	4,780	4,295,356
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	765	794,078
5.00%, 07/01/35	630	656,838
5.00%, 07/01/45	450	463,504
5.00%, 07/01/47	1,180	1,215,931

		103,622,158
Health — 18.6%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	5,000	5,416,250
County of Allegheny Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Issue, Series A:
4.00%, 04/01/37	4,300	4,229,652
5.00%, 04/01/47	1,950	2,083,750
County of Bucks Pennsylvania IDA, Refunding RB, Pennswood Village Project, 5.00%, 10/01/37	1,560	1,667,765
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(d)	4,110	4,671,179
County of Chester Health & Education Facilities Authority, Refunding RB:
Main Line Health System, Series A, 5.00%, 10/01/52	3,595	3,912,654
Simpson Senior Services Project, 5.00%, 12/01/35	1,000	999,950
Simpson Senior Services Project, Series A, 5.25%, 12/01/45	1,500	1,516,605
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 01/01/41	2,540	2,569,312
Diakon Lutheran Social Ministries, 5.00%, 01/01/38	4,400	4,608,516
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 01/01/39	400	401,360
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 06/01/19(d)	2,385	2,433,463
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 06/01/29	2,615	2,662,096
County of Lancaster Pennsylvania Hospital Authority, Refunding RB:
Brethren Village Project, 5.25%, 07/01/41	1,500	1,552,260
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/28	790	867,934
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	925	990,841
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 06/01/19(d)	3,255	3,305,648
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities, Series A-1, 6.25%, 11/15/19(d)	480	499,502
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,466,660
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	944,771

Security	Par (000)	Value
Health (continued)
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	$5,000	$4,857,100
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
St. Luke’s University Health Network Project, 5.00%, 08/15/46	1,350	1,454,449
St. Lukes University Health Network, 5.00%, 08/15/48	1,875	2,037,731
DuBois Hospital Authority, Refunding RB, Penn Highlands Healthcare, 4.00%, 07/15/48	3,440	3,222,317
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	5,950	6,569,157
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 05/01/28	730	783,283
5.75%, 05/01/35	1,285	1,386,322
Moon Industrial Development Authority, Refunding RB, 6.00%, 07/01/45	4,000	4,171,560
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 05/15/31	4,800	4,985,280
Philadelphia Authority for Industrial Development, Refunding RB, Children’s Hospital of Philadelphia, 4.00%, 07/01/35	2,450	2,516,003
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 05/15/20(d)	6,000	6,252,780
Presbyterian Medical Center, 6.65%, 12/01/19(e)	470	481,313
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 07/01/20(d)	3,590	3,768,854
Southcentral Pennsylvania General Authority, Refunding RB, Wellspan Health Obligation Group, Series A, 6.00%, 06/01/29	1,780	1,780,000

		91,066,317
Housing — 4.6%
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	600	547,260
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	600	545,532
S/F Housing Mortgage, Series 114-C, 3.65%, 10/01/37	3,720	3,615,989
S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	3,000	3,011,520
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	2,400	2,408,544
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	3,480	3,474,536
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	1,210	1,132,923
4.00%, 12/01/46	5,740	5,443,299
4.00%, 12/01/51	2,260	2,077,641

		22,257,244
State — 3.7%
Commonwealth Financing Authority, RB:
Series B (AGC), 5.00%, 06/01/31	3,420	3,463,878
Tobacco Master Settlement Payment, 5.00%, 06/01/33	1,000	1,110,870
Tobacco Master Settlement Payment, 5.00%, 06/01/35	2,205	2,427,110
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	10,500	10,970,400

		17,972,258
Transportation — 13.3%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	14,000	14,489,860

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	$2,140	$2,331,145
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	1,800	1,971,108
5.00%, 07/01/47	2,545	2,747,658
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	2,500	2,789,400
Delaware River Port Authority, RB, Series D, 5.00%, 01/01/20(d)	7,500	7,744,500
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	1,510	1,593,714
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(f)	6,740	2,317,279
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(f)	2,225	856,225
Series A, 5.25%, 12/01/44	1,500	1,711,575
Series A-1, 5.00%, 12/01/41	100	108,302
Sub-Series A, 5.13%, 12/01/20(d)	1,285	1,362,768
Sub-Series B, 5.25%, 12/01/48	3,215	3,599,546
Sub-Series B-1, 5.00%, 06/01/42	3,705	3,942,083
Pennsylvania Turnpike Commission, Refunding RB:
2nd Series, Turnpike Subordinate, 5.00%, 12/01/36	1,925	2,076,729
Sub-Series A-1, 5.25%, 12/01/45	4,730	5,120,462
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 06/01/21(d)	7,295	7,813,310
Susquehanna Area Regional Airport Authority, Refunding RB, AMT, 5.00%, 01/01/38	2,200	2,343,572

		64,919,236
Utilities — 5.5%
City of Philadelphia Pennsylvania Gas Works, RB:
12th Series B (NPFGC), 7.00%, 05/15/20(e)	390	407,102
9th Series, 5.25%, 08/01/20(d)	1,280	1,346,624
9th Series, 5.25%, 08/01/40	2,020	2,115,001
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	700	779,429
5.00%, 08/01/31	900	999,270
5.00%, 08/01/32	1,200	1,329,312
5.00%, 08/01/33	600	662,388
5.00%, 08/01/34	1,050	1,155,210
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 10/01/52	1,190	1,323,946
Series C (AGM), 5.00%, 08/01/40	2,650	2,751,177
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/43	4,960	5,486,851
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	2,090	2,316,723
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 06/01/40	1,000	1,046,490
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(d)	980	1,095,973
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	3,895	4,012,318

		26,827,814

Total Municipal Bonds in Pennsylvania		422,491,925

Security	Par (000)	Value
Puerto Rico — 0.3%
Tobacco — 0.3%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	$1,675	$1,678,115

Total Municipal Bonds in Puerto Rico		1,678,115

Total Municipal Bonds — 86.7% (Cost — $418,948,734)		424,170,040

Municipal Bonds Transferred to Tender Option Bond Trusts(g) — 27.3%

Pennsylvania — 27.3%
Education — 6.0%
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/47	6,100	6,760,157
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 08/15/21(d)	9,280	10,160,997
Philadelphia Authority for Industrial Development, RB, Philadelphia College of osteopathic Medicine, 4.00%, 12/01/48(h)	8,090	7,881,925
University of Pittsburgh Pennsylvania, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 03/15/19(d)	4,448	4,488,687

		29,291,766
Health — 10.1%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A3:
5.50%, 11/01/19(d)	5,000	5,148,550
5.50%, 11/01/31	5,000	5,148,550
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 06/01/19(d)	7,460	7,577,905
Series A, 5.25%, 06/01/19(d)	6,000	6,098,490
Series A-1, 5.13%, 06/01/41	12,570	13,324,389
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	2,000	1,997,610
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	9,380	9,886,239

		49,181,733
Housing — 1.1%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 114A, AMT, 3.70%, 10/01/42	5,610	5,352,548

State — 7.8%
Commonwealth of Pennsylvania, GO, 1st Series:
4.00%, 03/01/38(h)	11,000	11,092,675
5.00%, 03/15/19(d)	10,797	10,894,781
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 06/01/44	5,000	5,331,775
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/18(d)	11,000	11,000,000

		38,319,231
Transportation — 1.2%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,520	2,849,053
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	2,900	3,179,212

		6,028,265

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities — 1.1%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	$5,007	$5,429,230

Total Municipal Bonds Transferred to Tender Option Bond Trusts —27.3% (Cost — $131,432,295)		133,602,773

Total Long-Term Investments — 114.0% (Cost — $550,381,029)		557,772,813

	Shares
Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.55%(i)(j)	3,555,744	3,556,100

Total Short-Term Securities — 0.7% (Cost — $3,556,100)		3,556,100

Total Investments — 114.7% (Cost — $553,937,129)		561,328,913
Liabilities in Excess of Other Assets — (0.1)%		(388,559)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.6)%		(71,644,785)

Net Assets — 100.0%		$489,295,569

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Zero-coupon bond.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire between March 1, 2026 to June 1, 2039, is $9,771,527. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the period ended November 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 11/30/18	Value at 11/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	8,267,642	(4,711,898)	3,555,744	$3,556,100	$27,867	$1,204	$(827)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	206	03/20/19	$24,607	$(63,321)
Long U.S. Treasury Bond	222	03/20/19	31,059	(138,517)
5-Year U.S. Treasury Note	83	03/29/19	9,376	(8,784)

				$(210,622)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Pennsylvania Municipal Bond Fund

Derivative Financial Instruments Outstanding as of Period End

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$210,622	$—	$210,622

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$237,202	$—	$237,202

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$146,992	$—	$146,992

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$44,397,660

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$557,772,813	$—	$557,772,813
Short-Term Securities	3,556,100	—	—	3,556,100

	$3,556,100	$557,772,813	$—	$561,328,913

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(210,622)	$—	$—	$(210,622)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $71,297,070 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds — 1.7%
Auto Components — 0.3%
General Motors Co., 5.95%, 04/01/49	$23,739	$21,448,116

Banks — 0.1%
Capital One Financial Corp., 3.80%, 01/31/28	13,401	12,312,276

Containers & Packaging — 0.3%
Westrock Co., 4.90%, 03/15/29(a)	25,075	25,196,768

Diversified Financial Services — 0.0%
Western Group Housing LP, 6.75%, 03/15/57(a)	2,480	2,940,681

Education — 0.1%
Boston University, Series CC, 4.06%, 10/01/48	1,420	1,384,403
George Washington University, Series 2018, 4.13%, 09/15/48	1,635	1,562,535
Pepperdine University, 3.95%, 12/01/57	9,835	9,310,827
Wesleyan University, 4.78%, 07/01/16	354	338,617

		12,596,382
Health Care Providers & Services — 0.8%
AHS Hospital Corp., 5.02%, 07/01/45	5,310	5,643,087
Kaiser Foundation Hospitals, 4.15%, 05/01/47	705	670,966
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	3,551	3,418,911
Novant Health, Inc., 5.85%, 11/01/19	5,055	5,169,929
PeaceHealth Obligated Group, 4.79%, 11/15/48	12,586	12,664,263
Providence St Joseph Health Obligated Group, 3.93%, 10/01/48	6,446	5,817,791
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23	9,811	9,765,383
Sutter Health, 3.70%, 08/15/28	5,417	5,306,863
Toledo Hospital, 5.75%, 11/15/38	24,735	25,905,428

		74,362,621
Pharmaceuticals — 0.1%
AbbVie, Inc., 4.88%, 11/14/48	10,329	9,406,097

Total Corporate Bonds — 1.7% (Cost — $164,556,980)		158,262,941

Municipal Bonds — 92.6%
Alabama — 0.5%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 06/01/35	1,200	1,287,500
5.75%, 06/01/45	2,145	2,285,841
6.00%, 06/01/50	2,700	2,910,654
Auburn University, RB, Series A:
5.00%, 06/01/43	5,000	5,623,500
5.00%, 06/01/48	10,000	11,184,600
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D:
7.00%, 10/01/51	3,000	3,559,260
6.50%, 10/01/53	15,110	17,581,089
UAB Medicine Finance Authority, Refunding RB, 5.00%, 09/01/30	5,000	5,657,150

		50,089,594
Alaska — 0.5%
Alaska Housing Finance Corp., RB, S/F, Series A:
3.70%, 12/01/38	4,310	4,238,152
3.75%, 12/01/40	2,655	2,600,387
Alaska Municipal Bond Bank Authority, RB, Series Three, 5.00%, 08/01/48	10,000	10,743,200
City of Valdez Alaska, Refunding RB, BP Pipelines Project, Series B, 5.00%, 01/01/21	5,000	5,271,950

Security	Par (000)	Value
Alaska (continued)
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 06/01/23(b)	$640	$640,058
5.00%, 06/01/46	8,000	7,511,760
State of Alaska International Airports System, Refunding RB, Series B:
5.00%, 10/01/32	5,000	5,612,800
5.00%, 10/01/34	5,000	5,583,350

		42,201,657
Arizona — 2.0%
Arizona Health Facilities Authority, Refunding RB:
5.00%, 12/01/39	5,000	5,382,750
Banner Health, Series B, 2.42%, 01/01/37(c)	20,000	19,016,800
Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	5,000	5,250,150
Arizona State University, RB, Green Bonds, Series B, 5.00%, 07/01/42	5,000	5,553,550
City of Mesa Arizona Utility System Revenue, RB, 5.00%, 07/01/42(b)	5,000	5,660,500
City of Phoenix Arizona IDA, RB, Series A(a):
Legacy Traditional Schools Project, 6.50%, 07/01/34	965	1,045,838
Legacy Traditional Schools Projects, 6.75%, 07/01/44	1,690	1,831,419
City of Phoenix Arizona IDA, Refunding RB(a):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	2,795	2,822,950
Basis Schools, Inc. Projects, 5.00%, 07/01/45	6,155	6,083,356
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	1,775	1,792,750
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	1,950	1,924,065
Legacy Traditional School Projects, 5.00%, 07/01/35	2,205	2,227,050
Legacy Traditional School Projects, 5.00%, 07/01/45	1,495	1,494,925
City of Phoenix Civic Improvement Corp., Refunding RB:
Junior Lien Airport, Series D, 5.00%, 07/01/37	10,000	11,239,800
Series B, 5.00%, 07/01/38	5,000	5,628,850
City of Phoenix Industrial Development Authority, RB, Legacy Traditional Schools Projects, Series A(a):
5.00%, 07/01/36	7,315	7,454,205
5.00%, 07/01/41	10,075	10,134,644
McAllister Academic Village LLC, Refunding RB, Arizona State University:
5.00%, 07/01/30	5,000	5,729,950
5.00%, 07/01/32	5,000	5,698,050
5.00%, 07/01/34	5,000	5,654,050
Salt River Project Agricultural Improvement & Power District, Refunding RB:
Salt River Project Electric System, 5.00%, 01/01/36	5,000	5,765,450
Salt River Project Electric System, Series A, 5.00%, 01/01/39	5,000	5,711,200
Series A, 5.00%, 12/01/45	50,000	55,302,500

		178,404,802
California — 6.7%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 04/01/50	5,825	8,227,463
California County Tobacco Securitization Agency, RB, Asset-Backed, Series A:
Alameda County Securitization Corp., 6.00%, 06/01/42	885	892,717
Los Angeles County Securitization Corp., 5.25%, 06/01/21	2,650	2,653,100

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
California Educational Facilities Authority, RB, Chapman University, Series A:
2.98%, 04/01/25	$1,655	$1,587,277
3.08%, 04/01/26	2,400	2,292,216
3.18%, 04/01/27	2,875	2,736,914
California Educational Facilities Authority, Refunding RB, Series A, 5.00%, 12/01/44	2,000	2,224,360
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/48	10,335	11,317,342
California Health Facilities Financing Authority, Childrens Hospital, RB,El Camino Hospital:
5.00%, 02/01/36	5,000	5,558,400
5.00%, 02/01/37	5,000	5,545,900
California Health Facilities Financing Authority, Refunding RB:
Children’s Hospital Los Angeles, 4.50%, 07/01/20(d)	8,215	8,418,896
Series A, 5.00%, 08/15/42	5,000	5,442,250
Series A, 5.00%, 08/15/47	10,000	10,812,600
California Infrastructure & Economic Development Bank, RB, UCSF 2130 Third Street, 5.00%, 05/15/52	25,000	27,943,000
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 5.00%, 12/31/47	17,540	18,746,226
California Municipal Finance Authority, RB:
Caritas Affordable Housing Inc., 5.88%, 08/15/49	1,000	1,062,130
Sycamore Academy Project, 5.38%, 07/01/34(a)	1,000	1,001,150
Sycamore Academy Project, 5.63%, 07/01/44(a)	2,760	2,765,741
Urban Discovery Academy Project, 6.00%, 08/01/44(a)	330	330,594
Urban Discovery Academy Project, 6.13%, 08/01/49(a)	285	286,525
Vista Charter Middle School, 6.00%, 07/01/44	1,960	1,997,946
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A, 5.00%, 07/01/47	10,000	10,766,100
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT(a):
5.00%, 07/01/30	4,000	4,175,240
5.00%, 07/01/37	25,000	25,807,500
5.00%, 11/21/45	25,000	25,673,500
California Pollution Control Financing Authority, Refunding RB, Waste Management, Inc., Series A-1, AMT, 3.38%, 07/01/25	10,000	10,002,700
California School Finance Authority, RB, Alta Public Schools Project, Series A(a):
6.50%, 11/01/34	1,015	1,045,755
6.75%, 11/01/45	1,395	1,444,899
California State Public Works Board, Refunding ARB, Various Capital Projects, Series A, 5.00%, 11/01/26	7,830	9,209,333
California Statewide Communities Development Authority, RB:
5.00%, 02/01/45	10,000	10,642,600
Kaiser Permanente, Series A, 5.00%, 04/01/42	5,000	5,310,200
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41(a)	4,205	4,317,484
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(a)	4,665	4,772,015
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56(a)	7,175	7,436,313
University of California, Irvine East Campus Apartment, Series A, 5.00%, 05/15/47	5,000	5,407,450

Security	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44(a)	$1,250	$1,294,837
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 05/01/37	585	585,094
Series A, 6.00%, 05/01/43	3,800	3,751,816
Series B, 6.00%, 05/01/37	265	265,042
Series B, 6.00%, 05/01/43	7,425	7,330,851
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 08/01/29	5,000	5,582,150
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
5.25%, 05/01/48	10,000	11,273,100
San Francisco International Airport, Series B, 5.00%, 05/01/46	25,000	27,182,750
San Francisco International Airport, Series C, 5.00%, 05/01/46	5,000	5,518,500
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D(a):
3.00%, 08/01/21	3,825	3,839,497
0.00%, 08/01/26(e)	1,170	813,630
0.00%, 08/01/43(e)	20,000	5,586,000
City of Irvine California, Community Facilities District No. 2013-3, Great Park Improvement Area No. 1, 5.00%, 09/01/49	1,500	1,576,185
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, 6.60%, 07/01/50	3,600	4,935,276
City of Los Angeles Department of Airports, ARB, Los Angeles International Airports, Series A, AMT, 5.25%, 05/15/48	5,000	5,621,500
City of Los Angeles Department of Airports, RB, AMT, Sub-Series A:
5.00%, 05/15/28	5,000	5,717,700
5.00%, 05/15/32	5,000	5,615,400
City of Los Angeles Department of Airports, Refunding ARB, Los Angeles International Airport, AMT, 5.00%, 05/15/26	9,535	11,051,256
City of San Francisco California Public Utilities Commission Wastewater Revenue, RB, Green Bond, Series A:
5.00%, 10/01/31	5,000	5,739,100
5.00%, 10/01/32	5,000	5,725,650
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A, AMT, 5.00%, 03/01/47	10,000	10,941,100
City of San Jose California Airport Revenue, Refunding ARB, AMT, Series A, 5.00%, 03/01/23	5,000	5,490,300
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	21,800	21,805,014
5.60%, 06/01/36	8,150	8,153,912
County of Tulare California, RB, 4.31%, 06/01/33	500	491,100
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Series A (AGM), 5.00%, 06/01/40	5,000	5,555,000
Series A-1, 5.00%, 06/01/27	5,000	5,531,350
Series A-1, 5.00%, 06/01/25	5,000	5,489,950
Series A-1, 5.00%, 06/01/28	5,000	5,492,900
Series A-1, 5.00%, 06/01/29	5,000	5,466,150
Series A-1, 5.00%, 06/01/47	4,960	4,756,541
Series A-1, 5.25%, 06/01/47	16,670	16,534,139
Series A-2, 5.00%, 06/01/47	12,535	11,998,126

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
Irvine Ranch Water District, Special Assessment Bonds, Build America Bonds, Series B, 6.62%, 05/01/40	$8,900	$11,424,396
Natomas Unified School District, GO, Refunding, (BAM), 5.00%, 08/01/32	5,000	5,692,000
Northern California Gas Authority No. 1, RB, Series B, 2.33%, 07/01/27	5,000	4,846,350
Port of Oakland, Refunding RB, AMT, Series O, 5.00%, 05/01/23	5,000	5,311,600
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series B (NPFGC), 2.37%, 12/01/35	50,000	48,253,000
Sacramento County Water Financing Authority, RB, Series B (NPFGC), 2.39%, 06/01/34	10,000	9,772,700
San Diego County Water Authority Financing Corp., Refunding RB, Green Bonds, Series A:
5.00%, 05/01/32	5,000	5,770,450
5.00%, 05/01/33	5,000	5,753,050
State of California, GO, Build America Bonds, Various Purpose, 7.60%, 11/01/40	7,125	10,223,662
State of California Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 04/01/37	5,000	5,369,250
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	12,735	12,709,148
5.13%, 06/01/46	7,440	7,419,763
University of California, Refunding RB, General, Series AI, 5.00%, 05/15/38	5,000	5,469,850

		612,579,971
Colorado — 1.6%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	5,125	5,101,476
City & County of Denver Colorado, RB, Series A-1, 5.00%, 08/01/48	10,000	11,003,700
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Sub-System, Series A, 5.25%, 12/01/48	25,000	27,966,750
City of Aurora Colorado Water Revenue, Refunding RB, Green Bond:
5.00%, 08/01/41	25,000	27,845,000
5.00%, 08/01/46	5,000	5,557,150
City of Colorado Springs Colorado Utilities System Revenue, Refunding RB, Series A-2, 5.00%, 11/15/47	5,000	5,599,950
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23(a)	1,000	1,018,100
Colorado Educational & Cultural Facilities Authority, RB:
Charter Littleton Preparatory School, 5.00%, 12/01/22	105	108,213
Loveland Classical Schools, 5.00%, 07/01/46(a)	2,000	1,950,260
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	835,882
5.13%, 11/01/49	765	727,997
Colorado Health Facilities Authority, RB, The Evangelical Lutheran Good Samaritan Society Project, Series R:
5.00%, 06/01/20	1,000	1,035,490
5.00%, 06/01/22	1,000	1,072,010
5.00%, 06/01/24	1,235	1,355,919
5.00%, 06/01/26	1,000	1,111,320
5.00%, 06/01/28	1,500	1,661,730
5.00%, 06/01/29	1,315	1,448,670

Security	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series A, 5.00%, 02/01/21	$5,000	$5,258,400
Catholic Health Initiatives, Series A, 5.25%, 02/01/31	5,000	5,237,700
NCMC, Inc. Project, 5.00%, 05/15/28	5,000	5,671,050
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	10,000	10,484,800
Colorado Housing & Finance Authority, RB, S/F, Mortgage Class I Bond (Ginnie Mae):
3.60%, 11/01/38	5,000	4,833,900
3.70%, 11/01/42	5,000	4,800,150
Public Authority for Colorado Energy, RB, 6.25%, 11/15/28	5,000	6,151,450
Rampart Range Metropolitan District No. 1, Refunding RB, (AGM), 5.00%, 12/01/47	5,000	5,480,800

		143,317,867
Connecticut — 0.8%
Connecticut Housing Finance Authority, RB:
M/F, Series B-1, 4.10%, 11/15/39	2,250	2,286,225
M/F, Series B-1, 4.15%, 11/15/44	5,420	5,492,520
S/F, Series A, 3.85%, 05/15/45	5,800	5,621,824
Connecticut Housing Finance Authority, Refunding RB:
M/F, Sub Series F-1, 3.90%, 11/15/44	1,500	1,487,865
M/F, Sub-Series C-1, 3.63%, 11/15/38	9,775	9,444,116
M/F, Sub-Series F-1, 4.00%, 11/15/49	2,000	1,999,900
M/F, Sub-Series F-1, 4.05%, 11/15/54	2,000	2,004,820
S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	5,000	4,999,800
Sub Series C-1,M/F, 3.95%, 05/15/38	2,225	2,257,819
Connecticut State Health & Educational Facility Authority, RB, Hartford Healthcare Obligated Group, Series F, 5.00%, 07/01/45	5,000	5,271,450
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	8,655	8,762,409
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(a)	5,552	5,899,735
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C(a):
5.75%, 02/01/24	3,320	3,477,766
5.75%, 02/01/25	3,755	3,947,068
6.25%, 02/01/30	4,930	5,342,838

		68,296,155
Delaware — 0.1%
County of New Castle Delaware, GO, Refunding, Go, Refunding, 5.00%, 10/01/45	10,000	11,140,700

District of Columbia — 2.0%
District of Columbia, GO:
Series A, 5.00%, 06/01/41	10,000	11,092,200
Series D, 5.00%, 06/01/41	5,000	5,577,950
Series D, 5.00%, 06/01/42	10,000	11,202,800
District of Columbia, Refunding RB, Georgetown University Issue, 5.00%, 04/01/42	5,000	5,503,350
District of Columbia Water & Sewer Authority, RB, Series A:
Green Bond, 5.00%, 10/01/49	25,000	28,002,750
Subordinate Lien, 5.00%, 10/01/48	10,000	10,891,800
District of Columbia Water & Sewer Authority, Refunding RB:
Series B, 5.00%, 10/01/49	25,000	28,002,750
Subordinate Lien, Series C, 5.00%, 10/01/39	10,000	11,140,400

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority, Refunding ARB, AMT:
5.00%, 10/01/24	$5,000	$5,652,350
5.00%, 10/01/27	5,000	5,818,100
Series A, 5.00%, 10/01/24	5,000	5,652,350
Series A, 5.00%, 10/01/30	5,000	5,482,100
Series A, 5.00%, 10/01/48	10,000	11,003,800
Dulles Toll Road Revenue, Dulles Metrorail Project, Series A, 5.00%, 10/01/53	10,000	10,298,500
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/32	10,000	11,210,700
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Dulles Toll Road Revenue, Build America Bonds, 7.46%, 10/01/46	4,015	5,655,730
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/35	5,000	5,690,250

		177,877,880
Florida — 3.5%
Babcock Ranch Community Independent Special District, Special Assessment Bonds:
4.75%, 11/01/26	400	404,680
5.00%, 11/01/31	500	500,265
5.25%, 11/01/46	3,490	3,459,532
Capital Trust Agency, Inc., RB:
1st Mortgage, Silver Creek St. Augustine Project, Series A, 8.00%, 01/01/34(g)(h)	550	385,000
1st Mortgage, Silver Creek St. Augustine Project, Series A, 8.25%, 01/01/44(g)(h)	940	658,000
1st Mortgage, Silver Creek St. Augustine Project, Series A, 8.25%, 01/01/49(g)(h)	3,010	2,107,000
Silver Creek St. Augustine Project, Series A, 5.75%, 01/01/50(g)(h)	395	375,250
Silver Creek St. Augustine Project, Series B, 7.00%, 01/01/35(c)(g)(h)	1,390	1,320,236
University Bridge LLC Student Housing Project, Series A, 5.25%, 12/01/58(a)	21,920	21,383,179
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 05/01/24	295	298,354
5.00%, 05/01/34	750	748,373
5.13%, 05/01/45	1,030	1,018,928
Charlotte County Industrial Development Authority, RB, AMT, Town & Country Utilities Project, 5.50%, 10/01/36 (a)	3,500	3,346,560
City of Jacksonville Florida, RB, Jacksonville University Project, Series B, 5.00%, 06/01/53(a)	3,250	3,301,545
City of Tampa Florida, RB, Baycare Health System Issue, Series A, 5.00%, 11/15/46	10,000	10,911,800
County of Brevard Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/31	5,000	5,395,000
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.25%, 05/15/49(a)	1,000	959,710
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series F, 5.00%, 10/01/48	10,000	11,195,600
County of Hillsborough Florida District Port Authority, ARB, Tampa Port Authority Project, Series B, AMT, 5.00%, 06/01/46	10,000	10,737,900
County of Miami-Dade Florida Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	10,000	10,905,700

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding RB:
AMT, Series A, 5.00%, 10/01/36	$5,000	$5,399,250
Series B, AMT, 5.00%, 10/01/19	5,000	5,117,400
Taxable, Series C, 4.06%, 10/01/31	11,120	11,133,122
County of Miami-Dade Florida Educational Facilities Authority, RB, Series A, 5.00%, 04/01/53	25,000	27,194,250
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	6,125	6,591,602
County of Miami-Dade Florida School Board, GO, Series A, 5.00%, 03/15/44	10,000	11,048,800
County of Miami-Dade Florida Transit System, Refunding RB, (AGM), 5.00%, 07/01/42	10,000	10,778,700
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/28	5,000	5,373,800
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 06/01/49	1,000	1,124,830
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	10,000	10,909,300
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 05/01/44	2,390	2,453,192
Florida Department of Management Services, COP, Refunding, Series A(b):
5.00%, 11/01/27	10,000	11,890,600
5.00%, 11/01/28	10,000	11,996,500
5.00%, 11/01/29	10,000	12,101,700
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 06/15/29	365	381,480
6.00%, 06/15/34	440	459,290
6.13%, 06/15/44	1,685	1,745,963
Florida Higher Educational Facilities Financial Authority, Refunding RB, 5.00%, 04/01/27	5,000	5,344,550
Florida Housing Finance Corp., Refunding RB, S/F, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac)(b):
4.05%, 07/01/38	5,000	5,052,750
4.20%, 01/01/45	10,000	10,097,300
Florida’s Turnpike Enterprise, GO, Department of Transportation, Series A, 5.00%, 07/01/26(b)	6,610	7,765,825
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/42	10,000	10,917,400
Lakewood Ranch Stewardship District Special Assessment Bonds:
4.25%, 05/01/25	565	567,028
4.88%, 05/01/35	1,175	1,166,434
4.88%, 05/01/45	2,420	2,324,410
Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21	785	788,682
Village of Lakewood Ranch Sector Projects, 4.25%, 05/01/26	1,125	1,118,610
Village of Lakewood Ranch Sector Projects, 5.13%, 05/01/46	6,340	6,225,183
Live Oak Lake Community Development District, Special Assessment Bonds:
4.50%, 05/01/36	2,400	2,253,504
4.63%, 05/01/47	4,500	4,111,740
Mid-Bay Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,420,000

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 05/01/37	$1,870	$1,925,763
Sarasota County Health Facilities Authority, RB, Sunnyside Village Project(b):
5.00%, 05/15/38	1,040	1,111,001
5.00%, 05/15/48	1,275	1,353,833
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	10,000	11,006,300
State of Florida Department of Transportation, RB, 5.00%, 07/01/36	5,000	5,469,150
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/15 (g)(h)	143	91,229
Sumter Landing Community Development District, RB, Taxable Senior Recreational, Series 2016, 4.17%, 10/01/47	2,030	1,966,928
Tolomato Community Development District, Refunding, Special Assessment Bonds(f):
Convertible CAB, Series A3, 6.61%, 05/01/40	355	346,689
Convertible CAB, Series A4, 6.61%, 05/01/40 (b)	190	154,711
Series 2015-2, 6.61%, 05/01/40(b)	490	321,082
Tolomato Community Development District:
Series 1, 6.61%, 05/01/40(b)(f)(g)(h)	800	637,152
Series 3, 6.61%, 05/01/40(b)(g)(h)	535	5
Special Assessment, Series 3, 6.38%, 05/01/17(g)(h)	425	4
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 05/01/35	2,355	2,372,545
5.63%, 05/01/45	3,670	3,680,533
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	1,500	1,547,070
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 05/01/23	2,000	2,095,140

		322,344,942
Georgia — 2.1%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, Series B, 5.00%, 11/01/47	5,000	5,614,350
County of Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 3.95%, 12/01/43	3,820	3,825,463
Georgia Housing & Finance Authority, RB, S/F:
Series A, 3.60%, 12/01/33(b)	2,500	2,509,100
Series A, 3.85%, 12/01/38(b)	6,600	6,633,264
Series B, 3.80%, 12/01/33	3,000	3,045,720
Series B, 4.05%, 12/01/38	8,000	8,102,400
Series B, 4.15%, 12/01/43	18,000	18,202,140
Series B, 4.20%, 12/01/48	23,000	23,240,580
Series B-1, 3.65%, 06/01/44	9,490	9,094,077
Series C, 3.75%, 06/01/48	2,500	2,413,350
Metropolitan Atlanta Rapid Transit Authority, RB:
Series A, 5.00%, 07/01/41	10,000	11,003,400
Series A, 5.00%, 07/01/42	10,000	10,997,200
Series A, 5.00%, 07/01/43	10,000	10,991,000
Series A, 5.00%, 07/01/44	10,000	10,978,600
Series A, 5.00%, 07/01/45	10,000	10,972,400
Series B, 5.00%, 07/01/44	10,000	11,095,600
Series B, 5.00%, 07/01/45	10,000	11,088,500
Municipal Electric Authority of Georgia, Refunding RB, Project One, Series A, 5.00%, 01/01/35	5,000	5,353,400

Security	Par (000)	Value
Georgia (continued)
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 6.66%, 04/01/57	$16,894	$19,491,283
State of Georgia, GO, Series A, 5.00%, 07/01/30	5,000	5,997,200

		190,649,027
Guam — 0.0%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	125	127,843

Hawaii — 0.1%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	5,000	5,475,600

Illinois — 5.9%
Chicago Board of Education, GO, Series H, 5.00%, 12/01/46	5,000	4,896,700
Chicago Board of Education, GO, Refunding:
Series C, 5.00%, 12/01/26	5,000	5,169,650
Series C, 5.00%, 12/01/27	4,585	4,746,117
Series C, 5.00%, 12/01/34	5,590	5,662,670
Series B, 4.00%, 12/01/35	11,230	9,911,036
Series C, 5.00%, 12/01/23(b)	4,145	4,307,152
Series C, 5.00%, 12/01/24(b)	4,280	4,449,402
Series C, 5.00%, 12/01/25(b)	1,440	1,499,054
Series C, 5.00%, 12/01/26(b)	2,945	3,064,361
Chicago Board of Education, GO, Dedicated Revenues:
Series A, 5.00%, 12/01/42	50,165	49,474,729
Series C, 5.25%, 12/01/39	7,050	7,100,337
Series D, 5.00%, 12/01/46(b)	10,615	10,212,904
Series D, 5.00%, 12/01/46(b)	27,465	26,620,177
Refunding Series F, 5.00%, 12/01/23	7,220	7,504,035
Chicago O’Hare International Airport, Refunding RB, AMT:
Series A, 5.00%, 01/01/20	5,000	5,151,650
Series A, 5.00%, 01/01/26	10,000	10,828,100
Series B, 5.00%, 01/01/24	5,000	5,351,300
City of Chicago Illinois, GO, Refunding:
Series A, 6.00%, 01/01/38	11,020	12,214,899
Series C, 5.00%, 01/01/40	5,000	5,002,950
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.50%, 05/15/30	1,000	1,029,000
Lutheran Home & Services Obligated Group, 5.63%, 05/15/42	2,500	2,544,100
Mercy Health System Obligation, 5.00%, 12/01/21	5,000	5,328,200
Mercy Health System Obligation, 5.00%, 12/01/23	5,000	5,494,250
Mercy Health System Obligation, 5.00%, 12/01/46	5,000	5,329,550
Presence Health Network, Series C, 5.00%, 02/15/23	5,000	5,536,450
Presence Health Network, Series C, 5.00%, 02/15/25	5,000	5,719,250
Presence Health Network, Series C, 5.00%, 02/15/26	5,000	5,784,250
Illinois Housing Development Authority, Refunding RB, Housing, Sub-Series A-1:
3.70%, 07/01/34	2,025	2,029,009
3.85%, 01/01/36	640	634,445
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A(b):
0.00%, 12/15/54(e)	63,985	9,922,794
0.00%, 12/15/56(e)	53,465	7,476,546
5.00%, 06/15/57	14,590	15,006,253

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Northern Illinois Municipal Power Agency, Refunding RB, Series A:
5.00%, 12/01/27	$5,000	$5,679,900
5.00%, 12/01/30	5,000	5,559,250
5.00%, 12/01/41	5,000	5,376,600
Railsplitter Tobacco Settlement Authority, RB:
5.00%, 06/01/22	5,000	5,399,800
5.00%, 06/01/23	5,000	5,492,250
5.00%, 06/01/24	10,000	11,134,200
5.00%, 06/01/25	10,000	11,266,000
State of Illinois, GO, 5.10%, 06/01/33	15,000	14,220,600
State of Illinois, GO, Refunding, 5.00%, 02/01/21	25,000	25,772,000
State of Illinois, GO:
Series B, 5.00%, 11/01/19	25,000	25,541,500
Series D, 5.00%, 11/01/20	25,000	25,920,000
Series D, 5.00%, 11/01/22	25,000	26,162,500
Series D, 5.00%, 11/01/23	25,000	26,308,000
Series D, 5.00%, 11/01/24	25,000	26,424,250
Series D, 5.00%, 11/01/25	25,000	26,495,250
Series D, 5.00%, 11/01/26	25,000	26,540,500
Series D, 5.00%, 11/01/27	5,000	5,294,550

		533,588,470
Indiana — 0.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	510	556,226
Indiana Finance Authority, RB, Series A:
1st Lien, 5.00%, 10/01/45	10,000	10,793,000
Green Bond, CWA Authority Project, 5.00%, 10/01/41	4,290	4,702,398
Green Bond, 5.00%, 02/01/35	5,000	5,786,300
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	5,000	5,256,650
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	3,025	3,088,858
Indiana Housing & Community Development Authority, RB, S/F, Series A (Ginnie Mae), 3.90%, 07/01/43	1,420	1,424,274

		31,607,706
Iowa — 0.6%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(c)	16,855	17,882,481
Midwestern Disaster Area, 5.50%, 12/01/22	10	10,011
Midwestern Disaster Area, 5.25%, 12/01/25	11,350	11,986,167
Midwestern Disaster Area, 5.88%, 12/01/26(a)	9,080	9,540,719
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 06/01/34	2,580	2,580,645
Series C, 5.50%, 06/01/42	2,000	1,989,540
Series C, 5.63%, 06/01/46	10,150	10,072,759

		54,062,322
Kansas — 0.1%
University of Kansas Hospital Authority, Refunding RB, Improvement KU Health System, 5.00%, 09/01/45	5,000	5,380,350

Kentucky — 1.2%
Kentucky Asset Liability Commission, Refunding RB, Series B, 2.25%, 11/01/25	10,000	9,768,300
Kentucky Economic Development Finance Authority, RB:
Baptist Healthcare System, Series B, 5.00%, 08/15/33	5,000	5,380,500
Owensboro Health, Inc., Series A, 5.25%, 06/01/50	25,000	25,878,000

Security	Par (000)	Value
Kentucky (continued)
Kentucky Economic Development Finance Authority, Refunding RB:
Owensboro Health, Inc., Series A, 5.00%, 06/01/28	$6,105	$6,613,668
Owensboro Health, Inc., Series A, 5.00%, 06/01/29	3,500	3,773,490
Owensboro Health, Inc., Series A, 5.25%, 06/01/41	5,000	5,254,750
Owensboro Health, Inc., Series B, 5.00%, 06/01/40	5,000	5,202,250
Taxable, Baptist Healthcare System, 5.08%, 08/15/48	15,000	14,865,150
Kentucky Public Energy Authority, RB, Series A, 4.00%, 04/01/48(c)	25,000	26,161,250
Westvaco Corp., RB, MeadWestvaco Corp., 7.67%, 01/15/27(a)	3,100	3,498,878

		106,396,236
Louisiana — 0.4%
East Baton Rouge Sewerage Commission, Refunding RB, Series B, 5.00%, 02/01/39	10,000	10,964,500
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(a)	5,920	6,043,669
Louisiana Public Facilities Authority, RB, Provident Group - Flagship Properties LLC, Series A, 5.00%, 07/01/56	5,000	5,259,900
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 1st Lien, Series A, 5.00%, 05/01/41	10,000	11,057,300

		33,325,369
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, Refunding RB, Bowdoin College, Series A, 5.00%, 07/01/39	3,280	3,328,446
Maine State Housing Authority, RB:
M/F, Series F, 3.65%, 11/15/42	1,110	1,052,113
S/F, Series A, 3.75%, 11/15/38	1,500	1,481,280
S/F, Series B, 3.65%, 11/15/37	1,100	1,098,493
S/F, Series B, 3.85%, 11/15/43	3,680	3,587,632
Maine State Housing Authority, Refunding RB:
M/F, Series A-3, 3.63%, 11/15/39	4,445	4,289,603
M/F, Series A-3, 3.75%, 11/15/44	5,000	4,822,750
Series C-1, AMT, 4.00%, 11/15/34	7,125	7,217,482

		26,877,799
Maryland — 2.1%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	600	595,512
5.25%, 07/01/44	1,220	1,203,201
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	2,840	3,004,294
County of Howard Maryland, GO, Refunding, Series C, 5.00%, 02/15/26	18,455	21,701,973
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 02/15/44	1,170	1,182,308
County of Montgomery Maryland, GO, Refunding, Consol Public Improvement, Series A, 5.00%, 11/01/29	5,000	6,032,450
County of Prince George’s Maryland, GO, Consol Public Improvement, Series A, 5.00%, 07/15/31	5,000	5,926,000
Maryland Community Development Administration, RB, M/F, Series D, 4.20%, 01/01/56	4,220	4,240,973

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Maryland (continued)
Maryland Community Development Administration, Refunding RB, S/F, Series A, 3.85%, 09/01/33	$25,000	$25,295,500
Maryland EDC, RB, Purple Line Light Rail Project, AMT:
5.00%, 03/31/24	25,000	26,441,250
5.00%, 09/30/26	10,000	10,509,200
5.00%, 03/31/41	10,000	10,521,300
5.00%, 03/31/46	21,650	22,705,004
5.00%, 03/31/51	10,000	10,455,300
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,140	1,175,101
Maryland Stadium Authority, RB:
Baltimore City Public School, 5.00%, 05/01/41	10,000	11,005,400
Construction & Revitalization, 5.00%, 05/01/35	10,000	11,391,100
Construction & Revitalization, 5.00%, 05/01/42	5,000	5,592,400
Washington Suburban Sanitary Commission, GO, Refunding, 5.00%, 06/01/24	10,780	12,351,401

		191,329,667
Massachusetts — 6.0%
Commonwealth of Massachusetts, GO:
Green Bond, Series B, 5.00%, 04/01/47	5,000	5,556,450
Series A, 5.00%, 01/01/38	5,000	5,666,000
Series A, 5.00%, 01/01/44	25,000	27,996,750
Series A, 5.00%, 01/01/46	5,000	5,591,050
Series A, 5.00%, 01/01/48	5,000	5,578,700
Series F, 5.00%, 11/01/40	25,000	28,133,250
Series F, 5.00%, 11/01/41	5,000	5,618,450
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement & Accelerated Bridge Programs, Series A:
5.00%, 06/01/42	10,000	11,210,700
5.00%, 06/01/47	5,000	5,581,850
5.00%, 06/01/48	25,000	28,113,750
Massachusetts Bay Transportation Authority, Refunding RB, Sub-Series A-2:
5.00%, 07/01/37	5,000	5,642,150
5.00%, 07/01/38	5,000	5,626,250
5.00%, 07/01/39	5,000	5,614,300
Massachusetts Clean Water Trust, RB, Green Bonds, Series 20, 5.00%, 02/01/35	5,000	5,618,100
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 5.00%, 07/01/44	10,000	10,546,100
Caregroup, Series J-2, 5.00%, 07/01/43	15,000	16,121,700
Caregroup, Series J-2, 5.00%, 07/01/48	25,000	26,740,500
Caregroup, Series J-2, 5.00%, 07/01/53	25,000	26,556,250
UMass Darthmouth Student Housing Project, 5.00%, 10/01/32	2,525	2,734,752
UMass Darthmouth Student Housing Project, 5.00%, 10/01/33	1,860	2,001,955
UMass Darthmouth Student Housing Project, 5.00%, 10/01/34	3,020	3,235,296
UMass Darthmouth Student Housing Project, 5.00%, 10/01/38	13,665	14,446,638
UMass Darthmouth Student Housing Project, 5.00%, 10/01/43	6,725	7,049,145
UMass Darthmouth Student Housing Project, 5.00%, 10/01/48	10,000	10,441,400
UMass Darthmouth Student Housing Project, 5.00%, 10/01/54	10,000	10,336,700
Massachusetts Development Finance Agency, Refunding RB:
Caregroup, Series H-1, 5.00%, 07/01/23	5,000	5,496,200
Caregroup, Series H-1, 5.00%, 07/01/24	5,000	5,571,850

Security	Par (000)	Value
Massachusetts (continued)
Caregroup, Series H-1, 5.00%, 07/01/25	$5,000	$5,638,900
Caregroup, Series I, 5.00%, 07/01/27	5,000	5,601,950
Emmanuel College Issue, Series A, 5.00%, 10/01/43	10,000	10,548,700
Foxborough Regional Charter School Issue, 5.00%, 07/01/37	1,260	1,316,221
New Bridge Charles, Inc., 4.00%, 10/01/32(a)	2,560	2,399,027
New Bridge Charles, Inc., 4.13%, 10/01/42(a)	8,225	7,125,729
New Bridge Charles, Inc., 5.00%, 10/01/57(a)	4,090	4,107,096
UMass Memorial Health Care Obligated Group Issue, Series K, 5.00%, 07/01/38	5,000	5,401,650
Umass Memorial Healthcare, 5.00%, 07/01/44	10,000	10,693,200
Woods Hole Oceanographic Institution Issue, 5.00%, 06/01/43	5,000	5,622,750
Woods Hole Oceanographic Institution Issue, 5.00%, 06/01/48	5,000	5,597,000
Worchester Polytechnic Institutes, Series B, 5.00%, 09/01/45	10,000	11,023,200
Massachusetts Educational Financing Authority, RB, AMT:
Issue I, 5.00%, 01/01/24	5,000	5,495,050
Series A, 5.00%, 01/01/22	10,000	10,653,800
Massachusetts Housing Finance Agency, RB, M/F, Series C:
4.13%, 12/01/45	1,505	1,512,540
4.25%, 06/01/55	1,470	1,484,715
Massachusetts Housing Finance Agency, Refunding RB:
M/F, Series A, 4.60%, 12/01/55	2,340	2,387,034
S/F Housing, Series 163, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 12/01/33	4,460	4,520,790
S/F, Series 172, 3.65%, 12/01/35	3,450	3,455,106
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC), 5.00%, 01/01/27	1,000	1,018,670
Massachusetts Port Authority, Refunding ARB, AMT, Series B, 5.00%, 07/01/43	25,000	27,232,500
Massachusetts School Building Authority, Refunding RB, Series A, 5.25%, 02/15/48	50,000	56,869,500
Massachusetts State College Building Authority, Refunding RB, Series A, 5.00%, 05/01/37	5,000	5,554,300
Massachusetts Water Resources Authority, Refunding RB, Series C:
General, 5.00%, 08/01/35	5,000	5,664,850
Green Bond, 5.00%, 08/01/40	25,000	27,908,000
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 07/01/41	10,000	10,524,900
University of Massachusetts Building Authority, Refunding RB, Senior, Series 1, 5.00%, 11/01/44	10,000	10,984,300

		543,167,714
Michigan — 1.8%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Water & Sewerage Department:
Senior Lien, Series A, 5.00%, 07/01/23	5,000	5,416,000
Series D (AGM), 2.21%, 07/01/32	5,000	4,769,900
Coldwater Community Schools, GO, (Q-SBLF), 5.00%, 05/01/47	5,000	5,593,650
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	15,170	17,589,463
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Senior Lien, Series C, 5.25%, 07/01/33	5,000	5,720,950
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,000	5,370,700

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan (continued)
Michigan Finance Authority, Refunding RB:
Government Loan Program, Series C, 5.00%, 07/01/34	$4,000	$4,351,440
Government Loan Program, Series C, 5.00%, 07/01/35	4,000	4,334,600
Henry Ford Health System, 5.00%, 11/15/37	5,000	5,415,900
Local Government Loan Program, Series B, 5.00%, 07/01/44	5,000	5,290,650
Local Government Loan Program, Series D-6 (NPFGC), 5.00%, 07/01/21	5,000	5,333,350
Trinity Health Credit Group, Series A, 5.00%, 12/01/47	25,000	26,637,750
Michigan State Building Authority, Refunding RB, Facility Program, Series I, 5.00%, 04/15/38	4,675	5,201,078
Michigan State Housing Development Authority, RB:
M/F Housing, Series A, 4.30%, 10/01/40	4,250	4,311,030
M/F, Series A, 4.00%, 10/01/43	1,940	1,915,828
S/F, 3.95%, 12/01/40	4,415	4,417,163
S/F, Series A, 3.95%, 12/01/35	1,045	1,056,683
Michigan State Housing Development Authority, Refunding RB, M/F, Rental Housing, Series D:
3.95%, 10/01/37	3,180	3,188,713
4.00%, 10/01/42	3,495	3,484,201
4.50%, 10/01/48	8,090	8,194,199
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 06/01/34	10,425	10,074,512
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 06/01/42	2,375	2,379,156
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	5,000	5,355,550
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	5,000	4,923,100
University of Michigan, Refunding RB, Series A:
5.00%, 04/01/42	10,000	11,282,900
5.00%, 04/01/47	5,000	5,619,400

		167,227,866
Minnesota — 0.7%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project:
5.50%, 07/01/35	665	674,483
5.50%, 07/01/40	750	752,835
Series A, 5.75%, 07/01/46	1,220	1,235,897
City of Deephaven Minnesota, Refunding RB, Series A, 5.50%, 07/01/50	2,500	2,586,175
City of Minneapolis Minnesota, RB, Hiawatha Academies Project, Series A, 5.00%, 07/01/47	3,000	2,809,560
County of Hennepin Minnesota Sales Tax Revenue, Refunding RB, Ballpark Project, Series A, 5.00%, 12/15/29	5,000	5,601,400
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Senior, Series A, 5.00%, 01/01/28	5,000	5,854,800
Minnesota Housing Finance Agency, Refunding RB, S/F, Residential Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.10%, 07/01/35	1,920	1,817,030
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 09/01/46	1,805	1,851,262
6.00%, 09/01/51	2,710	2,804,579
State of Minnesota, GO, Series A:
5.00%, 08/01/31	5,000	5,933,550
5.00%, 08/01/32	5,000	5,913,050
5.00%, 08/01/33	5,000	5,881,500

Security	Par (000)	Value
Minnesota (continued)
5.00%, 08/01/34	$5,000	$5,852,850
5.00%, 08/01/35	5,000	5,848,800
5.00%, 08/01/36	5,000	5,804,800
5.00%, 08/01/38	5,000	5,775,400

		66,997,971
Mississippi — 0.1%
Mississippi Hospital Equipment & Facilities Authority, RB, Baptist Memorial Health Corp., Series A, 5.00%, 09/01/46	10,000	10,496,600

Missouri — 0.7%
City of State Louis Missouri Airport Revenue, RB, Series C (AGM):
5.00%, 07/01/47	5,000	5,540,300
5.00%, 07/01/42	5,000	5,561,650
City of State Louis Missouri Airport Revenue, Refunding ARB, Series A (AGM):
5.00%, 07/01/22	5,000	5,482,400
5.00%, 07/01/23	5,000	5,587,550
5.00%, 07/01/25	5,000	5,761,850
5.00%, 07/01/24	5,000	5,676,900
County of Saint Louis Missouri IDA, Refunding RB, Nazareth Living Center Project, 5.13%, 08/15/45	1,800	1,822,752
Health & Educational Facilities Authority of the State of Missouri, RB, Taxable, Washington University, Series A, 3.65%, 08/15/57	4,295	3,886,202
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church(a):
5.75%, 11/15/36	8,055	7,216,152
6.00%, 11/15/46	5,125	4,528,040
6.00%, 11/15/51	2,060	1,796,114
Metropolitan State Louis Sewer District, Refunding RB, Series A, 5.00%, 05/01/42	5,000	5,630,900
Missouri Housing Development Commission, RB, S/F, Special Homeowners, Series B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.63%, 11/01/34	415	414,245
3.75%, 11/01/39	2,080	2,047,323

		60,952,378
Montana — 0.0%
Montana State Board of Housing, RB, S/F, Series B-2, 3.60%, 12/01/47	940	874,285

Nebraska — 0.4%
Nebraska Investment Finance Authority, RB, S/F, Series C:
3.45%, 09/01/33	7,205	7,163,499
3.75%, 09/01/38	9,345	9,318,741
Nebraska Investment Finance Authority, Refunding RB, (Ginnie Mae, Fannie Mae & Freddie Mac), S/F:
3.85%, 03/01/38	1,050	1,051,564
3.75%, 09/01/35	4,250	4,262,920
Omaha Public Power District, Refunding RB:
Series A, 5.00%, 02/01/42	10,000	11,216,700
System, Series C, 5.00%, 02/01/43	5,000	5,514,500

		38,527,924
Nevada — 1.8%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 06/01/40	5,175	5,570,681
County of Clark Department of Aviation, Refunding RB, Junior Sub-Lien, AMT, Series C, 5.00%, 07/01/21	10,000	10,630,500

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Nevada (continued)
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/43	$25,000	$28,053,000
5.00%, 05/01/48	50,000	55,801,500
County of Clark School District, GO, Refunding, Series A, 5.00%, 06/15/23	5,000	5,517,150
County of Clark School District Nevada, GO, Refunding, Series A, 5.00%, 06/15/22	5,000	5,429,200
Las Vegas Convention & Visitors Authority, RB, Series B, 5.00%, 07/01/43	25,000	27,558,000
Las Vegas Nevada Special Improvement District 607, Refunding, Special Assessment Bonds, Local Improvement:
5.00%, 06/01/23	340	359,288
5.00%, 06/01/24	215	226,154
Las Vegas Valley Water District, Refunding, GOL, Water Improvement, Series A, 5.00%, 06/01/46	25,000	27,512,000
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A(a):
4.50%, 12/15/29	350	346,994
5.00%, 12/15/38	565	565,322
5.00%, 12/15/48	690	679,443

		168,249,232
New Hampshire — 0.2%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	7,900	7,489,121
Series C, AMT, 4.88%, 11/01/42	2,995	2,882,358
New Hampshire Health and Education Facilities Authority Authority, RB, Cathlic Medical Center Issue, 5.00%, 07/01/44	5,000	5,361,600

		15,733,079
New Jersey — 3.7%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	5,000	5,269,300
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	7,105	7,121,697
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,582,485
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	4,660	4,987,784
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	8,325	8,889,102
Series A, 5.00%, 11/01/27	5,000	5,528,400
New Jersey EDA, Refunding RB:
Series A, 5.00%, 07/01/23	5,000	5,466,900
Series B, 5.00%, 11/01/20	5,000	5,235,250
Series B, 5.00%, 11/01/21	5,000	5,326,050
Series B, 5.00%, 11/01/22	5,000	5,407,950
Series B, 5.00%, 11/01/23	5,000	5,459,200
Series B, 5.00%, 11/01/24	5,000	5,492,050
Series B, 5.00%, 11/01/25	5,000	5,516,150
Series B, 5.00%, 11/01/26	5,000	5,543,950
Sub-Series A (BAM), 5.00%, 07/01/27	5,000	5,707,400
Transit Corp. Projects, Series B, 5.00%, 11/01/19	5,000	5,116,900
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/39	5,000	5,579,850

Security	Par (000)	Value
New Jersey (continued)
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/52	$5,000	$5,444,500
Hospital Asset Transformation Program, 5.00%, 10/01/23	5,000	5,432,200
St. Barnabas Health Care System, Series A, 5.00%, 07/01/25	1,000	1,086,410
St. Barnabas Health Care, Series A, 5.00%, 07/01/23	1,100	1,200,969
New Jersey Health Care System Facilities Financing Authority, Refunding RB, St. Barnabas Health Care, Series A, 5.00%, 07/01/24	3,100	3,374,536
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/21	5,000	5,323,750
5.00%, 12/01/22	5,000	5,407,350
5.00%, 12/01/23	5,000	5,479,650
New Jersey Infrastructure Bank, RB, Environmental Infrastructural, Series B-1, AMT:
5.00%, 09/01/26	390	450,629
4.00%, 09/01/36	450	459,459
4.00%, 09/01/42	1,480	1,490,108
4.00%, 09/01/47	2,015	2,019,413
New Jersey Transportation Trust Fund Authority, RB:
Build America Bonds, Series B, 6.88%, 12/15/39	11,700	11,870,001
Build America Bonds, Series B, 6.56%, 12/15/40	9,000	10,637,010
Build America Bonds, Series C, 6.10%, 12/15/28	2,500	2,599,125
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/20	10,000	10,383,800
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/21	5,000	5,291,550
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/22	5,000	5,381,800
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/23	5,000	5,458,950
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/27	5,000	5,589,350
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	5,000	5,557,600
New Jersey Transportation Trust Fund Authority, Refunding RB:
(NPFGC), 5.25%, 12/15/21	5,000	5,372,500
Transportation System, Series A, 5.00%, 12/15/36	25,000	26,417,250
Transportation System, Series A, 5.00%, 12/15/32	15,000	16,180,950
Transportation System, Series A, 5.00%, 12/15/34	25,000	26,676,250
Transportation System, Series A, 5.00%, 12/15/35	24,045	25,538,676
Transportation System, Series B (NPFGC), 5.50%, 12/15/21	5,000	5,408,650
South Jersey Port Corp., ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/42	15,000	15,867,600
South Jersey Port Corp., RB, Sub-Marine Terminal, Series A, 5.00%, 01/01/49	5,000	5,337,450
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/48	15,000	15,778,350

		335,746,254
New Mexico — 0.0%
New Mexico Mortgage Finance Authority, RB, S/F (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 09/01/42	3,785	3,656,916

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York — 15.2%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$400	$420,712
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	5,000	4,879,450
City of New York, GO, Sub-Series F-1:
5.00%, 04/01/40	5,000	5,613,250
5.00%, 04/01/45	25,000	27,897,250
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43(b)	14,000	14,235,480
City of New York, GO, Sub-Series F-1, 5.00%, 04/01/43	25,000	27,939,500
City of New York Water & Sewer System, RB, Series DD, 5.00%, 06/15/47	5,000	5,535,800
City of New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/40	5,000	5,461,150
City Of New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/40	5,000	5,498,050
City of New York Water & Sewer System, Refunding RB, 2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	10,000	11,310,500
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	27,600	28,273,164
5.00%, 06/01/42	28,915	27,057,211
5.00%, 06/01/45	6,930	6,422,378
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	3,630	3,659,294
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	14,795	13,888,510
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 06/01/21	2,602	2,561,224
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,000	5,311,600
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	5,000	5,239,750
Dutchess County Local Development Corp., RB, Health Quest System, Inc., Series B, 5.00%, 07/01/46	25,000	26,963,250
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	18,765	17,892,990
Long Island Power Authority, RB, 5.00%, 09/01/35	12,000	13,665,720
Metropolitan Transportation Authority, RB, Sub-Series A-1, 5.00%, 11/15/45	5,000	5,369,700
Metropolitan Transportation Authority, Refunding RB:
Cllimate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/33	5,000	5,745,700
Cllimate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/35	5,000	5,699,500
Cllimate Bond Certified, Green Bond, Series B-2, 5.00%, 11/15/34	5,000	5,720,450
Green Bond, Series B-1, 5.00%, 11/15/46	5,015	5,547,543
Green Bonds, Climate Bond Certified, Series B, 5.00%, 11/15/24	5,000	5,654,250
Green Bonds, Series C-1, 5.00%, 11/15/24	10,000	11,308,500
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	10,000	10,578,000

Security	Par (000)	Value
New York (continued)
New York City Housing Development Corp., RB, M/F:
Series A-1, 3.95%, 11/15/44	$15,000	$15,235,800
Series C-1-A, 3.50%, 11/01/33	5,000	5,003,150
Series C-1-A, 3.70%, 11/01/38	10,000	9,902,300
Series C-1-A, 4.20%, 11/01/44	10,000	10,217,700
Series C-1-A, 3.95%, 11/01/48	25,000	24,825,500
Series G-1, 3.90%, 05/01/45	10,000	9,999,700
Series G-1, 4.00%, 05/01/48	5,000	5,002,050
Sustainable Neighborhood, 3.85%, 11/01/43	10,000	9,873,400
New York City Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A:
M/F, 4.38%, 11/01/33	1,110	1,112,176
M/F, 4.00%, 11/01/43	11,600	11,676,328
M/F, 4.05%, 11/01/48	13,080	13,131,143
4.15%, 11/01/38(b)	27,780	28,267,261
3.80%, 11/01/47	1,000	970,900
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 5.00%, 07/15/36	10,000	11,390,400
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Multi-Modal Bonds, 5.25%, 08/01/37	25,000	29,092,500
Sub-Series F-1, 5.00%, 05/01/31	5,000	5,758,250
Sub-Series F-1, 5.00%, 05/01/33	5,000	5,710,250
New York City Water & Sewer System, RB, Series 2018-CC-1, 5.00%, 06/15/48	15,000	16,681,950
New York City Water & Sewer System, Refunding RB, Second Generation Resolution, 5.00%, 06/15/39	10,000	11,336,600
New York Liberty Development Corp., Refunding RB:
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	49,285	50,299,285
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	240	249,578
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	570	595,154
3 World Trade Center Project, Class 3, 7.25%, 11/15/44(a)	1,655	1,908,761
4 World Trade Center Project, 5.00%, 11/15/44	10,000	10,591,900
New York State Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/37	5,000	5,678,800
Bid Group 3, Series A, 5.00%, 03/15/41	25,000	28,096,000
New York University Hospitals Center, Series A, 5.00%, 07/01/43	5,000	5,478,150
Series B, 2.70%, 03/15/22	21,160	20,895,077
New York State Dormitory Authority, Refunding RB:
Bid Group 4, Series E, 5.00%, 03/15/48	100,000	112,064,000
St. John’s University, Series A, 5.00%, 07/01/32	5,000	5,614,800
Yeshiva University, 5.00%, 09/01/38	730	731,898
New York State Environmental Facilities Corp., RB, Revolving Funds, New York City Municipal Water Finance Authority Projects, Series E, 5.00%, 06/15/47	5,000	5,599,800
New York State Housing Finance Agency, RB:
Green Bond, Series F (SONYMA), 3.90%, 11/01/48	6,905	6,784,991
M/F, Affordable Housing, Series C (HUD), 4.10%, 11/01/45	4,000	4,029,120
M/F, Affordable Housing, Series D (SONYMA), 3.85%, 11/01/43	1,000	985,770
M/F, Affordable Housing, Series F (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 4.10%, 11/01/45	2,000	2,014,560

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
M/F, Affordable Housing, Series F (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.90%, 05/01/47	$3,585	$3,566,573
M/F, Affordable Housing, Series F (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 4.20%, 05/01/50	1,000	1,006,210
M/F, Affordable Housing, Series G (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 3.90%, 11/01/44	7,110	7,109,645
M/F, Series B, 4.25%, 11/01/50	5,000	5,044,050
New York State Urban Development Corp., Refunding RB:
Series B, 2.86%, 03/15/24	15,000	14,635,350
State Personal Income Tax, Series A, 5.00%, 03/15/35	10,000	11,088,100
New York Transportation Development Corp., ARB, AMT:
Delta Air Lines Inc., LaGuardia Airport Terminal C&D Redevelopment Project, 5.00%, 01/01/24	10,000	10,959,500
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/25	10,000	11,073,700
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/26	10,000	11,097,900
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/27	10,000	11,158,700
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/28	10,000	11,206,900
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/29	10,000	11,149,200
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/30	18,275	20,270,082
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/31	13,000	14,355,640
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/32	23,000	25,286,430
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/33	10,000	10,945,700
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/34	10,000	10,905,500
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, 5.00%, 01/01/36	14,610	15,804,806
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/34	5,000	5,329,800
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/41	10,000	10,515,400
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.00%, 07/01/46	50,000	52,424,000
LaGuardia Airport Terminal B Redevelopment Project, Series A, 5.25%, 01/01/50	50,000	52,940,500
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	21,810	22,711,407
5.00%, 08/01/31	34,305	35,405,161
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	5,280	5,061,302
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	6,675	6,994,466
Consolidated, 168th Series, 4.93%, 10/01/51	6,140	6,706,108
Port Authority of New York & New Jersey, Refunding ARB:
AMT, Series 207, 5.00%, 09/15/24	10,000	11,308,700
AMT, Series 207, 5.00%, 09/15/25	25,000	28,540,000
Consolidated, 205th Series, 5.00%, 11/15/47	5,000	5,588,050
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/39	5,000	5,653,150
Bid Group 3, Series A, 5.00%, 03/15/42	25,000	28,074,750

Security	Par (000)	Value
New York (continued)
Bid Group 3, Series A, 5.00%, 03/15/43	$25,000	$28,053,750
Series B, 5.00%, 02/15/33	5,000	5,710,950
Series B, 5.00%, 02/15/36	5,000	5,641,900
Series B, 5.00%, 02/15/37	5,000	5,625,800
State of New York Dormitory Authority, Refunding RB:
Columbia University, Series B, 5.00%, 10/01/38	10,000	11,563,100
General Purpose, Series A, 5.00%, 02/15/38	5,525	6,165,071
New York University, Series A, 5.00%, 07/01/42	5,000	5,405,250
Touro College & University, Series B, 5.75%, 01/01/29	990	1,011,632
State of New York Mortgage Agency, RB, S/F, Series 188, 3.85%, 10/01/44	3,800	3,732,626
TSASC, Inc., Refunding RB, Series B, 5.00%, 06/01/48	3,635	3,457,612
Utility Debt Securitization Authority, Refunding RB, Restructuring, 5.00%, 12/15/39	10,000	11,385,100
Westchester County Healthcare Corp., Refunding RB, Senior Lien, Series B, 5.13%, 11/01/20	5,000	5,250,550

		1,379,074,999
North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, Series B, 5.00%, 10/01/41	5,000	5,570,350
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 06/30/54	10,000	10,443,300
North Carolina Housing Finance Agency, RB, S/F:
Series 38-B, 3.85%, 07/01/37	5,000	5,006,750
Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.63%, 07/01/33(b)	2,750	2,769,140
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.50%, 01/01/19	520	520,603
4.75%, 01/01/21	270	274,871
5.00%, 01/01/22	290	295,588
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 01/01/41	2,470	2,517,227
Vidant Health, 5.00%, 06/01/33	5,000	5,500,900
Vidant Health, 5.00%, 06/01/45	5,000	5,357,350
Raleigh Durham Airport Authority, Refunding RB, Series A, AMT:
5.00%, 05/01/34	5,000	5,621,850
5.00%, 05/01/35	5,000	5,606,600
State of North Carolina, GO, Public Improvements Project, Series A:
5.00%, 06/01/20	10,000	10,453,800
5.00%, 06/01/30	10,000	11,970,000
Town of Mooresville North Carolina, Special Assessment Bonds, 5.38%, 03/01/40 (a)	2,100	1,991,598

		73,899,927
North Dakota — 0.2%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	5,000	5,318,300
North Dakota Housing Finance Agency, RB, S/F, Housing finance Program Bonds-Home Mortgage Finance Program:
Series A, 3.55%, 07/01/33(b)	4,500	4,506,525
Series A, 3.75%, 07/01/38(b)	4,710	4,664,737
Series D (FHA), 3.55%, 07/01/40	2,240	2,129,434

		16,618,996
Ohio — 2.3%
American Municipal Power, Inc., Refunding RB, Series B:
Build America Bonds, 6.45%, 02/15/44	10,000	12,408,700

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio (continued)
Prairie State Energy Campus Project, 5.00%, 02/15/34(c)(f)	$5,000	$5,030,150
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	2,500	2,335,250
5.88%, 06/01/47	69,470	65,741,545
6.50%, 06/01/47	11,100	10,975,014
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 5.00%, 08/01/22	5,000	5,422,350
County of Franklin Ohio Sales Tax Revenue, RB, Various Purpose:
5.00%, 06/01/43	10,000	11,349,500
5.00%, 06/01/48	10,000	11,306,000
County of Gallia Ohio, Refunding RB, Holzer Health System Obligated Group, 8.00%, 07/01/42	7,290	7,904,401
Northeast Ohio Medical University Foundation, RB, 5.00%, 12/01/42	10,000	10,138,500
Northeast Ohio Regional Sewer District, Refunding RB, 5.00%, 11/15/49	10,000	10,911,000
Ohio Housing Finance Agency, RB, S/F, (Ginnie Mae, Fannie Mae & Freddie Mac):
Mortagage Backed Securities Program, Series D 3.63%, 09/01/47	4,950	4,650,525
Series A 3.95%, 09/01/43	6,750	6,794,415
Ohio Turnpike & Infrastructure Commission, RB, Senior Lien, Series A, 5.00%, 02/15/48	10,000	10,693,100
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14	900	969,255
State of Ohio, GO, Refunding, Common Schools, Series B, 5.00%, 09/15/25	12,645	14,750,772
State of Ohio, RB, AMT, Portsmouth Bypass Project:
5.00%, 12/31/23	1,295	1,414,775
5.00%, 06/30/22	2,190	2,350,330
5.00%, 06/30/21	1,975	2,085,086
5.00%, 12/31/22	1,550	1,674,837
5.00%, 06/30/23	1,305	1,417,452
University of Cincinnati, RB, Series C, 5.00%, 06/01/41	5,000	5,507,550

		205,830,507
Oklahoma — 0.6%
City of Oklahoma Water Utilities Trust, Refunding RB, 5.00%, 07/01/45	10,000	11,284,200
Oklahoma Development Finance Authority, RB, OU Medicine Project:
Series B, 5.50%, 08/15/52	11,620	12,573,073
Series C, 5.45%, 08/15/28	6,081	6,366,381
Oklahoma Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/26	5,000	5,842,350
Tulsa Airports Improvement Trust, Refunding RB, American Airlines, Inc., AMT, 5.00%, 06/01/35(c)	17,820	18,987,210

		55,053,214
Oregon — 0.4%
County of Multnomah Oregon Hospital Facilities Authority, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	865	903,873
Port of Portland Oregon Airport Revenue, RB, AMT, Series 24B:
5.00%, 07/01/47	5,000	5,520,450
5.00%, 07/01/47	5,000	5,428,850
Portland Community College District, GO, Taxable Pension:
4.36%, 06/01/31	2,000	2,023,380
4.44%, 06/01/32	3,500	3,537,520

Security	Par (000)	Value
Oregon (continued)
State of Oregon, GO, Refunding Article XI-Q, Series F, 5.00%, 05/01/39	$5,000	$5,598,950
State of Oregon Housing & Community Services Department, RB, M/F Housing, AMT, Series B (Ginnie Mae, Fannie Mae & Freddie Mac):
4.00%, 07/01/37	1,420	1,430,764
4.13%, 07/01/43	1,325	1,333,705
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 04/01/45	5,000	5,472,900
University of Oregon, RB, Series A, 5.00%, 04/01/46	5,000	5,517,150
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community:
5.00%, 11/15/46	1,000	1,029,700
5.00%, 11/15/51	730	749,235

		38,546,477
Pennsylvania — 3.9%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/33(a)	1,250	1,326,013
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 06/15/21	5,000	5,310,500
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB:
AMT, Series B, 5.00%, 07/01/21	5,000	5,323,000
AMT, Series B, 5.00%, 07/01/29	5,000	5,648,500
AMT, Series B, 5.00%, 07/01/30	5,000	5,612,850
AMT, Series B, 5.00%, 07/01/42	5,000	5,418,800
Series A, 5.00%, 07/01/47	5,000	5,489,850
Series B, AMT, 5.00%, 07/01/47	10,000	10,796,300
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 07/01/36	4,045	4,293,929
5.63%, 07/01/42	1,675	1,767,996
Commonwealth Financing Authority, RB:
Plancon Program, Series A, 3.86%, 06/01/38	4,120	3,925,824
Series A, 4.14%, 06/01/38	3,945	3,848,071
Tobacco Master Settlement payment, 5.00%, 06/01/20	3,220	3,342,907
Tobacco Master Settlement payment, 5.00%, 06/01/21	2,000	2,121,040
Tobacco Master Settlement payment, 5.00%, 06/01/22	2,875	3,105,891
Tobacco Master Settlement payment, 5.00%, 06/01/23	5,000	5,485,600
County of Allegheny Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Issue, Series A, 5.00%, 04/01/47	10,000	10,685,900
County of Berks IDA, Refunding RB, Tower Health Projects:
5.00%, 11/01/26	5,000	5,707,550
5.00%, 11/01/47	10,000	10,711,400
5.00%, 11/01/50	5,000	5,350,050
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A:
5.00%, 12/01/22	895	936,788
5.00%, 12/01/23	985	1,030,980
5.00%, 12/01/24	1,035	1,083,479
5.00%, 12/01/25	1,075	1,122,666
5.25%, 12/01/45	1,500	1,516,605

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, St. Anne’s Retirement Community, 5.00%, 04/01/33	$1,575	$1,590,246
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	4,815	4,704,592
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, St. Luke’s University Health Network Project, 5.00%, 08/15/46	5,000	5,386,850
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	2,170	2,419,463
Delaware Valley Regional Finance Authority, Refunding RB, Series C, 2.49%, 06/01/27(c)	25,000	24,241,000
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligation Group, Series A, 5.00%, 06/01/44	10,000	10,664,300
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	5,000	5,224,000
Build America Bonds, Series B, 6.53%, 06/15/39	5,000	6,200,300
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	5,000	5,337,200
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,425,700
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	5,000	5,257,000
Pennsylvania Rapid Bridge Replacement Project, 5.00%, 12/31/20	1,980	2,065,556
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 06/30/20	5,000	5,167,950
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 06/30/21	5,000	5,258,350
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/21	5,000	5,299,100
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 06/30/22	4,495	4,794,142
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	2,460	2,649,248
S/F Housing, Series 127-B, 3.88%, 10/01/38	4,760	4,761,476
Series A, Waste Management, Inc. Project, AMT, 2.63%, 11/01/21	7,500	7,442,775
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,250	3,350,522
Pennsylvania Housing Finance Agency, RB:
S/F, Series 123-B, 3.45%, 10/01/32	5,000	4,950,950
S/F, Series 125B, 3.65%, 10/01/42	5,030	4,798,218
S/F, Series 127-B, 3.95%, 04/01/42	4,000	3,963,680
S/F, Series B, 3.95%, 10/01/40	3,100	3,086,391
Series 123B, 3.90%, 10/01/37	5,000	5,023,250
Pennsylvania Housing Finance Agency, Refunding RB, Series 121, 2.80%, 10/01/31	11,770	10,947,395
Pennsylvania State University, RB, 5.00%, 09/01/43	10,000	11,430,800
Pennsylvania Turnpike Commission, RB:
Series A, 5.25%, 12/01/44	25,000	28,526,250
Series A-1, 5.00%, 12/01/47	10,000	10,843,300
Series B, 5.00%, 12/01/43 (b)	5,000	5,477,550
Series B, 5.00%, 12/01/48	10,000	10,903,000
Pennsylvania Turnpike Commission, Refunding RB, Motor License Fund, Enhanced Turnpike Subordinate, 5.00%, 12/01/38	5,000	5,469,300
Philadelphia Authority for Industrial Development, Refunding RB, Thomas Jefferson University, Series A:
5.00%, 09/01/35	5,000	5,495,350
5.00%, 09/01/36	5,000	5,478,100

Security	Par (000)	Value
Pennsylvania (continued)
Pittsburgh Water & Sewer Authority, Refunding RB, Series A (AGM), 5.00%, 09/01/26	$5,000	$5,817,350
Susquehanna Area Regional Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/27	3,100	3,331,167

		353,744,310
Puerto Rico — 1.3%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	5,925	5,936,021
Commonwealth of Puerto Rico, GO, Refunding, Series A(g)(h):
Public Improvement, 5.50%, 07/01/39	6,100	3,538,000
8.00%, 07/01/35	16,450	9,520,437
Commonwealth of Puerto Rico, GO, 6.00%, 07/01/38(g)(h)	6,950	4,031,000
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.75%, 07/01/37	10,930	10,438,150
6.00%, 07/01/44	22,990	22,070,400
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	33,295	31,963,200
Puerto Rico Electric Power Authority, RB :
Series A, 7.00%, 07/01/33(g)(h)	3,360	2,175,600
Series A, 5.00%, 07/01/42(g)(h)	19,670	12,392,100
Series A, 7.00%, 07/01/43	3,350	2,169,125
Series WW, 5.50%, 07/01/20	1,000	630,000
Series XX, 5.25%, 07/01/40(g)(h)	7,100	4,473,000
Puerto Rico Electric Power Authority, Refunding RB, Series DDD, 5.00%, 07/01/20	680	428,400
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Refunding RB, Series C:
First Subordinate, 5.75%, 08/01/57	4,435	3,542,456
Senior Lien, 5.00%, 08/01/40	7,425	5,940,000

		119,247,889
Rhode Island — 0.4%
Rhode Island Health & Educational Building Corp., Refunding RB, Brown University, 5.00%, 09/01/43	10,000	10,932,900
Rhode Island Housing & Mortgage Finance Corp., RB, M/F, Series 3-B (FHA):
3.70%, 10/01/34	1,550	1,542,591
3.88%, 10/01/39	1,610	1,586,156
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, Homeownership Opportunity, S/F Housing, (Ginnie Mae, Fannie Mae & Freddie Mac):
Series 69-B 3.95%, 10/01/43	5,000	4,968,450
Series 69-B 3.55%, 10/01/33	5,000	4,959,950
Series 69-B 3.85%, 10/01/38	5,000	4,979,200
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	5,000	5,116,750
Series B, 4.50%, 06/01/45	5,000	4,600,700

		38,686,697
South Carolina — 1.8%
County of Lexington South Carolina Health Services District Inc., RB, Lexington Medical Center, 5.00%, 11/01/41	10,000	10,634,000
County of Spartanburg School District No. 7, GO, Refunding Series B (SCSDE), 5.00%, 03/01/48	10,000	11,308,800
South Carolina Jobs-Economic Development Authority, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/38(b)	10,000	10,804,300
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/48	5,450	5,915,975

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
South Carolina (continued)
South Carolina Public Service Authority, RB:
Build America Bonds, Series C, 6.45%, 01/01/50	$1,475	$1,771,681
Build America Bonds, Series F (AGM), 6.45%, 01/01/50	5,545	6,854,618
Santee Cooper, Series F (AGM), 5.74%, 01/01/30	5,000	5,599,350
Series A, 5.00%, 12/01/49	10,000	10,388,700
South Carolina Public Service Authority, Refunding RB:
Obligations, Series B, 5.00%, 12/01/41	10,000	10,636,000
Santee Cooper, Series D, 5.00%, 12/01/43	10,000	10,286,700
South Carolina State Housing Finance & Development Authority, RB, S/F, Series A:
3.75%, 07/01/43	6,080	5,974,330
3.80%, 01/01/49	6,350	6,204,966
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F (Ginnie Mae, Fannie Mae & Freddie Mac), 3.80%, 07/01/34	8,000	8,051,840
Spartanburg Regional Health Services District, Refunding RB, Series A, 5.00%, 04/15/48	10,000	10,710,800
State of South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/55	5,000	5,365,550
State of South Carolina Public Service Authority, RB, Series E:
5.00%, 12/01/48	10,000	10,361,400
5.50%, 12/01/53	5,000	5,299,200
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series A, 5.75%, 12/01/23(d)	5,000	5,824,450
Series A, 5.00%, 12/01/50	10,000	10,415,800
Series C, 5.00%, 12/01/46	10,000	10,446,800

		162,855,260
South Dakota — 0.2%
South Dakota Housing Development Authority, RB:
M/F, Homeowner Mortgage, Series A, 3.55%, 11/01/33(b)	4,500	4,484,385
M/F, Homeowner Mortgage, Series A, 3.80%, 11/01/38(b)	1,070	1,069,957
M/F, Homeowner Mortgage, Series A, 3.90%, 05/01/42(b)	2,530	2,510,721
S/F, Series B, 4.05%, 11/01/38(b)	6,415	6,505,580
S/F, Series B, 4.15%, 05/01/42(b)	5,000	5,077,750

		19,648,393
Tennessee — 1.0%
County of Knox Tennessee Health Educational & Housing Facility Board, RB, University Health System, Inc.:
5.00%, 04/01/23	1,000	1,079,180
5.00%, 04/01/24	1,000	1,090,530
5.00%, 04/01/25	1,000	1,100,570
5.00%, 04/01/27	1,400	1,551,648
5.00%, 04/01/28	1,000	1,101,650
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Subordinate Tax Increment, Series C, 7.00%, 07/01/45	4,200	4,284,252
County of Nashville & Davidson Metropolitan Government, GO, Refunding, 5.00%, 07/01/27	5,000	5,955,050
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	5,000	5,372,600
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	10,000	10,676,700

Security	Par (000)	Value
Tennessee (continued)
Tennessee Energy Acquisition Corp., RB, Gas Project, Series A, 4.00%, 05/01/48(c)	$25,000	$25,889,250
Tennessee Housing Development Agency, RB, S/F:
3.65%, 07/01/45	11,795	11,197,111
Series 4-B, 3.45%, 07/01/40	1,650	1,556,148
Tennessee Housing Development Agency, Refunding RB, S/F, Issue 4:
4.00%, 07/01/43	10,000	10,090,800
4.05%, 01/01/49	13,205	13,304,566

		94,250,055
Texas — 9.5%
Arlington Higher Education Finance Corp., RB, Series A, 7.13%, 03/01/44	1,250	1,264,187
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 08/15/42	5,000	5,265,200
City of Arlington Texas, Special Tax Bonds, Senior Lien, Series A, 5.00%, 02/15/48	10,000	10,919,300
City of Austin Texas Airport System Revenue, ARB, Series A, 5.00%, 11/15/41	5,000	5,497,000
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/43	10,000	10,955,700
City of Houston Texas Airport System, ARB, Series B-1, AMT, 5.00%, 07/15/35	7,400	7,870,196
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.50%, 07/15/30	1,000	1,078,160
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	3,000	3,213,480
Subordinate Lien, Series A, 5.00%, 07/01/23	10,000	10,789,300
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	13,000	13,952,250
United Airlines, Inc., Airport Improvement Projects, Series C, 5.00%, 07/15/20	15,950	16,458,645
City of Houston Texas Airport System Revenue, Refunding ARB, Subordinate, Series A, AMT:
5.00%, 07/01/34	5,050	5,647,566
5.00%, 07/01/41	5,000	5,489,050
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D:
5.00%, 07/01/36	10,000	11,343,600
5.00%, 07/01/37	5,000	5,655,150
5.00%, 07/01/38	5,000	5,638,850
City of Houston Texas Combined Utility System Revenue, Refunding RB, Subordinate First Lien, Series D, 5.00%, 11/15/43	10,000	11,245,800
County of Bexar Texas, GO, Refunding, 5.00%, 06/15/43	10,000	11,041,800
County of Harris Texas, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/41	5,040	5,590,368
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, 4.00%, 01/01/23 (b)	985	999,785
Cypress-Fairbanks Independent School District, GO, (PSF-GTD):
5.00%, 02/15/32	5,000	5,816,000
5.00%, 02/15/33	5,000	5,799,400
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	10,000	10,981,300
Dallas-Fort Worth International Airport, ARB, AMT:
Series A, 5.00%, 11/01/45	5,000	5,157,600
Series C, 5.13%, 11/01/43	5,000	5,394,400
Series H, 5.00%, 11/01/45	10,000	10,429,500

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
Dallas-Fort Worth International Airport, Refunding ARB, Series D, AMT, 5.00%, 11/01/21	$5,000	$5,355,050
Decatur Hospital Authority, Refunding RB, 5.25%, 09/01/44	1,880	1,976,933
Denton Independent School District, GO, School Building (PSF-GTD), 5.00%, 08/15/43	10,000	11,194,200
Duncanville Independent School District, GO, School Building (PSF-GTD), 5.00%, 02/15/45	10,000	10,936,600
Grand Parkway Transportation Corp., RB, Subordinate Tier Toll Revenue Bonds, TELA Supported, Series A:
5.00%, 10/01/43	25,000	27,931,750
5.00%, 10/01/48	25,000	27,776,500
Mission EDC, Refunding RB, Senior Lien, Natural Gasoline Project, AMT, 4.63%, 10/01/31(a)	15,615	15,813,623
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Children Health System, 5.00%, 08/15/47	5,745	6,300,656
Jubilee Academic, 5.00%, 08/15/36(a)	4,055	4,021,790
Jubilee Academic, 5.00%, 08/15/46(a)	4,055	3,884,731
North Texas Tollway Authority, Refunding RB:
1st Tier-Series A, 5.00%, 01/01/36	5,000	5,547,500
1st Tier-Series A, 5.00%, 01/01/43	25,000	27,562,750
2nd Tier-Series B, 5.00%, 01/01/43	5,000	5,438,450
2nd Tier-Series B, 5.00%, 01/01/48	25,000	27,063,500
Capital Appreciation, 1st Tier-Series I, 6.20%, 01/01/42	10,000	11,805,700
Pearland Independent School District, GO, Refunding, (PSF-GTD), 5.25%, 02/15/32	10,000	11,495,500
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22(g)(h)	2,570	1,599,825
San Antonio Water System, Refunding RB, Junior Lien, Series C, 5.00%, 05/15/46	10,000	11,029,200
State of Texas, GO, Transportation Commission Highway Improvement:
5.00%, 04/01/41	5,000	5,563,900
5.00%, 04/01/44	10,000	10,879,700
5.00%, 04/01/46	10,000	11,027,500
Texas Department of Housing & Community Affairs, RB, Series A (Ginnie Mae), S/F:
Housing Mortgage, 4.25%, 09/01/43	2,000	2,033,520
4.13%, 09/01/38	3,000	3,047,220
4.25%, 09/01/48	3,350	3,391,339
Texas Municipal Gas Acquisition & Supply Corp. I, RB, Senior Lien:
Series B, 2.26%, 12/15/26(c)	23,015	22,797,969
Series D, 6.25%, 12/15/26	46,480	53,431,549
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/26	5,000	5,423,000
5.00%, 12/15/28	5,000	5,385,750
Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,256,850
Natural Gas Utility Improvements, 5.00%, 12/15/23	10,000	10,923,000
Natural Gas Utility Improvements, 5.00%, 12/15/24	10,000	10,908,600
Natural Gas Utility Improvements, 5.00%, 12/15/25	10,000	10,875,300
Natural Gas Utility Improvements, 5.00%, 12/15/29	5,000	5,373,250
Natural Gas Utility Improvements, 5.00%, 12/15/30	5,000	5,358,800
Natural Gas Utility Improvements, 5.00%, 12/15/31	5,000	5,349,500
Natural Gas Utility Improvements, 5.00%, 12/15/32	10,000	10,684,300
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group:
5.00%, 12/31/40	10,000	10,466,300
5.00%, 12/31/45	19,635	20,489,515
5.00%, 12/31/50	5,000	5,208,300
5.00%, 12/31/55	10,000	10,385,700

Security	Par (000)	Value
Texas (continued)
Texas Water Development Board, RB:
Series A, 5.00%, 10/15/47	$5,000	$5,611,550
Series B, Water Improvement, Series B, 5.00%, 10/15/38	25,000	28,699,500
Series B, Water Improvement, Series B, 5.00%, 04/15/49	100,000	112,563,000
State Water Implementation Fund, Series A, 5.00%, 10/15/43	25,000	28,260,500
State Water Implementation Fund, Series A, 5.00%, 10/15/45	10,000	11,086,300
State Water Implementation Revenue, 5.00%, 10/15/41	5,000	5,576,700
Town of Flower Mound Texas, Special Assessment Bonds, Riverwalk Public Improvement District No. 1, 6.75%, 09/01/43	2,000	2,006,900
University of Houston, Refunding RB, Series A:
5.00%, 02/15/33	5,000	5,626,400
5.00%, 02/15/34	5,000	5,603,600
5.00%, 02/15/35	5,000	5,583,400
University of Texas System, RB, Series D, 5.00%, 08/15/25	7,000	8,142,120

		863,248,677
Utah — 0.2%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	5,000	5,428,500
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	5,000	5,445,500
Salt Lake City Corp. Airport Revenue, RB, AMT, Series A, 5.25%, 07/01/48	5,000	5,559,150
Utah State Charter School Finance Authority, RB, Early Light Academy(a):
5.00%, 07/15/34	530	506,717
5.13%, 07/15/49	4,830	4,508,902

		21,448,769
Vermont — 0.1%
Vermont Housing Finance Agency, Refunding RB, S/F, Multiple Purpose, Series B:
3.70%, 11/01/29	2,635	2,676,370
4.00%, 11/01/34	2,355	2,385,332

		5,061,702
Virginia — 3.1%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.38%, 03/01/36	1,050	1,072,690
5.50%, 03/01/46	6,210	6,344,012
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project(a):
5.15%, 03/01/35	1,000	1,012,150
5.40%, 03/01/45	2,000	2,025,160
Chesapeake Bay Bridge & Tunnel District, RB, 1st General Resolution Revenue:
5.00%, 07/01/46	10,000	10,762,700
5.00%, 07/01/51	10,000	10,674,600
County of Hanover Virginia EDA, Refunding RB, Covenant Woods:
5.00%, 07/01/38	125	127,705
5.00%, 07/01/48	365	369,811
5.00%, 07/01/51	410	414,543
Series A, 4.00%, 07/01/22	800	811,048
Residential Care Facility, Series A, 5.00%, 07/01/47	1,985	1,997,823

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Virginia (continued)
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
5.00%, 06/01/22	$625	$661,250
5.00%, 06/01/23	420	442,798
Dulles Town Center Community Development Authority, Refunding, Special Assessment Bonds, Dulles Town Center Project, 4.00%, 03/01/23	1,000	988,430
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A:
5.00%, 07/01/48	25,000	28,240,750
5.50%, 07/01/57	25,000	29,116,500
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(a):
5.00%, 03/01/35	2,895	2,875,690
5.00%, 03/01/45	2,970	2,893,522
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	25,650	23,854,500
University of Virginia, Refunding RB, Series B, 5.00%, 04/01/44	10,000	11,312,700
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45(a)	3,340	3,395,978
Virginia HDA, RB, M/F Housing, Rental Housing, Series B, 4.00%, 06/01/53(b)	1,780	1,737,636
Virginia Housing Development Authority, RB, M/F:
Rental Housing, Series A, 3.50%, 06/01/33(b)	1,335	1,334,987
Rental Housing, Series A, 3.63%, 06/01/38(b)	3,730	3,676,064
Rental Housing, Series A, 3.75%, 06/01/43(b)	4,590	4,489,112
Rental Housing, Series A, 3.88%, 06/01/48(b)	5,535	5,425,186
Rental Housing, Series A, 4.05%, 08/01/49	2,345	2,356,842
Rental Housing, Series D, 3.80%, 10/01/43	8,805	8,556,083
Rental Housing, Series D, 3.90%, 10/01/48	4,485	4,376,508
Series A, 3.65%, 03/01/43	5,000	4,774,700
Series A, 3.88%, 03/01/45	6,150	6,074,785
Series A, 4.13%, 12/01/46(b)	5,180	5,193,520
Series A, 3.75%, 03/01/48	5,000	4,827,250
Series A, 4.15%, 12/01/49(b)	5,865	5,895,615
Series A, 3.80%, 03/01/53	5,000	4,698,800
Series C, 3.85%, 08/01/53	4,110	3,898,746
Virginia Port Authority, Refunding RB, AMT, Series B, 5.00%, 07/01/41	5,000	5,459,300
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT:
5.00%, 12/31/47	5,000	5,237,600
5.00%, 12/31/49	10,000	10,446,100
5.00%, 12/31/52	25,000	26,042,500
5.00%, 12/31/56	25,000	25,970,250
Wise County Virginia IDA, RB, Virginia Electric and Power Co., Series A, 1.88%, 11/01/40(c)	5,000	4,964,650

		284,830,594
Washington — 3.0%
Central Puget Sound Regional Transit Authority, RB, Green Bond, Series S-1, 5.00%, 11/01/41	15,000	16,748,550
Central Puget Sound Regional Transit Authority, Refunding RB, Green Bond, Series S-1, 5.00%, 11/01/50	50,000	55,161,500
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 09/01/32	2,255	2,277,663
Mason County Public Hospital District No.1, RB, 5.00%, 12/01/48	10,510	11,214,800

Security	Par (000)	Value
Washington (continued)
Port of Seattle Washington, ARB, International Lien, AMT:
Series C, 5.00%, 05/01/20	$5,000	$5,195,850
Series C, 5.00%, 05/01/21	5,000	5,315,200
Series C, 5.00%, 05/01/22	5,000	5,424,850
Series C, 5.00%, 05/01/27	5,000	5,724,150
Series D, 5.00%, 05/01/24	5,000	5,581,100
Series D, 5.00%, 05/01/25	5,000	5,661,800
Series D, 5.00%, 05/01/26	5,000	5,698,500
Seattle Housing Authority, Refunding RB, M/F, 3.50%, 12/01/35	1,500	1,458,705
State of Washington, GO:
Refunding, Series C, 5.00%, 07/01/30	10,000	11,243,100
Series A-1, 5.00%, 08/01/40	5,000	5,538,950
Series C, 5.00%, 02/01/39	10,000	11,337,900
Series C, 5.00%, 02/01/41	10,000	11,290,100
Washington Health Care Facilities Authority, RB, Catholic Healthcare, Series A, 5.00%, 02/01/41	10,000	10,264,300
Washington Health Care Facilities Authority, Refunding RB, Providence Health Services, Series C, 5.00%, 10/01/44	5,000	5,359,450
Washington State Convention Center Public Facilities District, RB:
5.00%, 07/01/48	10,000	10,911,200
5.00%, 07/01/58	50,000	54,133,500
5.00%, 07/01/58	25,000	26,778,500

		272,319,668
West Virginia — 1.0%
State of West Virginia, GO, State Road, Series B, Group 2:
5.00%, 06/01/40(b)	10,000	11,320,500
5.00%, 12/01/40(b)	10,000	11,325,700
5.00%, 12/01/41(b)	10,000	11,302,400
West Virginia Hospital Finance Authority, Refunding RB, West Virginia United Health System Obligated Group:
5.00%, 06/01/23	5,000	5,515,900
5.00%, 06/01/24	5,000	5,598,400
West Virginia Housing Development Fund, RB, S/F:
Housing Finance, Series A (HUD), 3.85%, 11/01/43	1,000	974,910
Series B, 3.95%, 11/01/34	8,335	8,472,444
West Virginia Housing Development Fund, Refunding RB, AMT, Series A, 3.70%, 11/01/29	1,280	1,302,605
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 06/01/47	17,105	16,591,850
West Virginia United Health System Obligated Group, Series 2018, 4.92%, 06/01/48	20,000	19,806,879

		92,211,588
Wisconsin — 1.3%
Public Finance Authority, ARB, Denver International Airport Great Hall Project, AMT:
5.00%, 09/30/37	5,000	5,401,450
5.00%, 09/30/49	20,000	21,278,800
Public Finance Authority, RB(a):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	1,285	1,321,571
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	1,285	1,318,808
Delray Beach Radiation Therapy, 7.00%, 11/01/46	5,085	5,318,859
Public Finance Authority, Refunding RB:
Celanese Project, Series C, AMT, 4.30%, 11/01/30(a)	3,000	3,032,160
Celanese Project, Series D, 4.05%, 11/01/30(a)	3,175	3,136,487
National Gypsum Co., AMT, 4.00%, 08/01/35	4,840	4,499,071

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin (continued)
State of Wisconsin, GO, Series B:
5.00%, 05/01/32	$5,000	$5,658,700
5.00%, 05/01/33	5,000	5,646,150
5.00%, 05/01/34	5,000	5,639,900
5.00%, 05/01/36	5,000	5,614,950
State of Wisconsin, Refunding RB, Series C, 3.15%, 05/01/27	5,435	5,236,188
Wisconsin Health & Educational Facilities Authority, RB, Series B, Marshfield Clinic:
Health System, 5.00%, 02/15/42	10,000	10,544,200
Health System, 5.00%, 02/15/46	5,000	5,252,100
5.00%, 02/15/40	10,000	10,512,800
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, Series A, 5.00%, 11/15/35	10,000	11,100,600
Thedacare, Inc., 5.00%, 12/15/44	5,000	5,278,600

		115,791,394
Wyoming — 0.1%
Wyoming Community Development Authority, RB, S/F, Series 3, 3.70%, 06/01/39	3,940	3,824,085
Wyoming Community Development Authority, Refunding RB:
Series 2, 3.88%, 06/01/34	1,990	2,011,174
Series 3, 4.13%, 12/01/44	5,360	5,456,587

		11,291,846

Total Municipal Bonds — 92.6% (Cost — $8,497,247,153)		8,420,365,138

Municipal Bonds Transferred to Tender Option Bond Trusts(j)
Alaska — 0.1%
Alaska Housing Finance Corp., RB, S/F, Series A, 3.70%, 12/01/38	10,000	9,832,500

Arizona — 0.4%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 07/01/22(d)	10,000	10,977,853
City of Phoenix Arizona Civic Improvement Corp, ARB, AMT, Series A, 5.00%, 07/01/47	10,000	10,918,150
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 12/01/45	10,000	11,060,500

		32,956,503
California — 3.3%
California Educational Facilities Authority, 5.00%, 10/01/46	10,000	11,103,762
California Educational Facilities Authority, RB, California Institute of Technology, 5.00%, 09/01/45	10,490	11,748,058
California Health Facilities Financing Authority, RB, Series A:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 08/15/43	10,000	10,782,555
Stanford Hospital and Clinics, 5.00%, 08/15/51	10,000	10,706,100
Sutter Health, 5.00%, 08/15/52	10,000	10,676,000
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	10,000	12,334,900
California Infrastructure & Economic Development Bank, RB:
5.00%, 05/15/47	10,000	11,259,900
5.00%, 05/15/52	10,000	11,177,200

Security	Par (000)	Value
California (continued)
California Public Finance Authority, Refunding RB, Sharp Healthcare, Series A, 5.00%, 08/01/47	$10,000	$11,142,350
California State Infrastructure Authority, RB, 5.00%, 11/01/41	10,000	10,983,948
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 08/01/47	10,000	11,446,800
Chino Valley Unified School District, GO, Election 2016, Series A, 5.25%, 08/01/47	10,000	11,450,625
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco International Airport, Series A, AMT, 5.00%, 05/01/44	10,000	10,775,385
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 05/15/45	10,000	10,861,061
City of Los Angeles California Department of Airports, Refunding ARB, Series B, 5.00%, 05/15/35	10,000	10,852,757
City of Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 07/01/43	10,000	10,817,200
City of Los Angeles Department of Airports, ARB, Los Angeles International Airports, Series A, AMT, 5.25%, 05/15/48	10,000	11,242,975
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/37	10,000	10,859,394
Coachella Valley Unified School District/CA, GO, Election 2005, Series F (BAM), 5.00%, 08/01/46	10,000	11,052,400
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/38	8,450	9,236,073
5.00%, 11/01/43	8,530	9,307,708
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/42	10,000	11,367,150
Fresno Unified School District, GO, 5.00%, 08/01/44	10,000	11,143,425
Manteca California Unified School District, GO, 5.00%, 08/01/40	10,000	11,312,686
Port of Los Angeles California, Refunding RB, Harbor Department, Series A, AMT, 5.00%, 08/01/44	10,000	10,897,850
San Marcos Unified School District, GO, Election of 2010, Series C, 5.00%, 08/01/40	10,000	10,965,880
State of California, GO, Various Purposes, 5.00%, 04/01/43	10,000	10,821,350

		296,325,492
Connecticut — 0.2%
Connecticut Housing Finance Authority, RB, S/F, Series A, 3.85%, 05/15/45	10,000	9,692,825
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	10,000	10,900,525

		20,593,350
District of Columbia — 0.4%
District of Columbia Water & Sewer Authority, RB, Green Bonds, Series A, 5.00%, 10/01/52	10,000	11,082,325
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/44	10,000	10,906,900
Metropolitan Washington Airports Authority, ARB, AMT, 5.00%, 10/01/42	10,000	10,980,375

		32,969,600
Florida — 0.7%
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	10,000	11,122,650
Florida Housing Finance Corp., RB, S/F, (Ginnie Mae, Fannie Mae & Freddie Mac):
Series 1 3.80%, 07/01/43(a)(c)	10,000	9,673,449
Series 1 3.70%, 07/01/38(a)(c)	10,000	9,944,600

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
Gainesville & Hall County Hospital Authority, Refunding RB, Northeast Georgia Health Systems, Inc. Project, Series A, 5.50%, 08/15/54	$10,000	$11,228,350
Greater Orlando Aviation Authority, AMT, Series A, 5.00%, 10/01/46	10,000	10,846,600
Tampa Bay Water Utility System, RB, 5.00%, 10/01/38	10,000	11,053,500

		63,869,149
Georgia — 0.8%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	20,000	22,102,748
Clarke County Hospital Authority, Refunding RB, Piedmont Heathcare, Inc. Project, Series A, 5.00%, 07/01/46	10,000	10,749,825
County of Georgia Cobb Developmental Authority, RB, Georgia Tech Cobb Research Campus, Series A, 5.00%, 06/01/49	10,000	11,116,950
Georgia Housing & Finance Authority, RB, S/F:
Series B, 3.55%, 12/01/42	10,000	9,324,602
Series B1, 3.65%, 06/01/44	9,820	9,410,310
Georgia Housing & Finance Authority, Refunding RB, S/F, Series A-1, 3.80%, 12/01/40	10,000	9,926,250

		72,630,685
Illinois — 0.1%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/36	10,000	10,961,050

Indiana — 0.2%
Indiana Housing & Community Development Authority, RB, S/F, Series A, 3.90%, 07/01/43	10,000	10,029,300
Indiana State Finance Authority, Refunding RB, Franciscan Alliance, Inc., 5.00%, 11/01/41	10,000	10,860,700

		20,890,000
Iowa — 0.1%
Iowa Finance Authority, Refunding RB, Green Bonds, 5.00%, 08/01/42	10,000	11,274,825

Louisiana — 0.2%
New Orleans Aviation Board, Series B, AMT:
5.00%, 01/01/40	10,000	10,643,675
General Apartment, 5.00%, 01/01/48	10,000	10,717,600

		21,361,275
Maine — 0.1%
Maine State Housing Authority, RB, S/F, Series B, 3.75%, 11/15/38(a)(c)	10,000	9,944,200

Maryland — 0.4%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/43	10,000	10,961,211
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health, Series C, 5.00%, 05/15/43	10,000	10,866,497
Maryland Stadium Authority, RB, Construction & Revitalization, 5.00%, 05/01/47	10,000	11,133,925

		32,961,633
Massachusetts — 0.2%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	10,000	10,937,550
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, Series M-4, 5.00%, 07/01/44	10,000	10,635,231

		21,572,781

Security	Par (000)	Value
Michigan — 0.6%
Michigan Finance Authority, Refunding RB, Trinity Health Corp., Series 2016, 5.00%, 12/01/45	$10,000	$10,859,500
Michigan State Housing Development Authority, RB, Series A:
M/F, 3.80%, 10/01/38(a)(c)	10,000	9,767,800
M/F, 4.15%, 10/01/53(a)(c)(i)	20,000	19,853,150
S/F, 3.95%, 12/01/35	9,220	9,323,056

		49,803,506
Minnesota — 0.1%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 01/01/46	10,000	10,876,836

Missouri — 0.5%
Health & Educational Facilities Authority of the State of Missouri, RB, BJC Health System, 5.00%, 01/01/44	10,000	10,648,425
Metropolitan St. Louis Sewer District, RB, Series B:
5.00%, 05/01/43	10,000	10,972,400
5.00%, 05/01/45	10,000	11,087,850
Metropolitan State Louis Sewer District, Refunding RB, Series A, 5.00%, 05/01/47	10,000	11,210,225

		43,918,900
Nebraska — 0.2%
Nebraska Investment Finance Authority, RB, S/F, Series C:
3.45%, 09/01/33	10,000	9,942,425
3.75%, 09/01/38	10,000	9,971,900

		19,914,325
Nevada — 0.1%
Las Vegas Valley Water District, GO, Series B, 5.00%, 06/01/37	10,000	10,776,700

New York — 1.8%
City of New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 06/15/47	20,000	22,143,250
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	10,000	10,987,200
Metropolitan Transportation Authority, RB, Green Bonds, Series A, 5.00%, 11/15/42	10,000	11,142,750
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Series B-1, 5.00%, 11/15/46	10,000	11,061,875
Series C-1, 5.25%, 11/15/56	10,000	10,893,325
New York City Housing Development Corp., RB, M/F:
Series A-1, 3.95%, 11/15/44	10,000	10,157,150
Series C-1-A, 4.00%, 11/01/53(a)(c)	10,000	9,925,200
Series C-1-A, 4.13%, 05/01/58(a)(c)(i)	10,000	9,990,000
Series G-1, 3.90%, 05/01/45	10,000	9,999,700
New York State Dormitory Authority, RB, Series A:
Bid Group 4, 5.00%, 03/15/45(a)(c)	10,000	11,179,350
5.00%, 03/15/39	10,000	11,000,331
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 02/15/39	10,000	10,992,325
Port Authority of New York & New Jersey, RB, 5.00%, 10/15/41	10,000	11,074,025
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/37	10,000	11,232,200

		161,778,681
North Carolina — 0.6%
City of Charlotte North Carolina Airport Revenue, ARB, Series A:
5.00%, 07/01/42	10,000	11,202,000
5.00%, 07/01/47	10,000	11,158,975

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
North Carolina (continued)
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	$10,000	$11,084,181
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.85%, 07/01/38	10,000	10,056,275
4.00%, 01/01/48	10,000	10,020,750

		53,522,181
Ohio — 0.1%
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	10,000	11,164,950

Oklahoma — 0.1%
Oklahoma Turnpike Authority, RB, 2nd Series C, 5.00%, 01/01/47	10,000	11,036,125

Oregon — 0.2%
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 07/01/47	10,000	11,143,250
University of Oregon, RB, Series A, 5.00%, 04/01/48	10,000	11,211,500

		22,354,750
Pennsylvania — 0.9%
County of Lancaster Pennsylvania Hospital Authority, RB, 5.00%, 08/15/46	10,000	10,829,175
County of Montgomery Maryland, RB, Trinity Health Credit Group, Series MD, 5.00%, 12/01/45	10,000	10,997,275
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 06/01/44	10,000	10,664,268
Pennsylvania Housing Finance Agency, RB, S/F:
Series 125B, 3.65%, 10/01/42(a)(c)(i)	20,000	18,986,239
Series 127B, 3.55%, 10/01/33	10,000	9,852,100
Philadelphia Authority for Industrial Development Hospital, RB, The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 07/01/42	20,000	21,668,625

		82,997,682
South Carolina — 0.1%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 01/01/21(d)	10,000	10,602,050

Tennessee — 0.5%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	10,000	10,619,175
Tennessee Housing Development Agency, RB, S/F:
Issue 2C, 3.65%, 07/01/45	563	530,643
Issue 3, 3.85%, 07/01/43(a)(c)	10,000	9,751,150
Issue 3, 3.95%, 01/01/49(a)(c)	10,000	9,878,225
Tennessee Housing Development Agency, Refunding RB, S/F, Issue 2, 3.85%, 07/01/42	10,000	9,772,175

		40,551,368
Texas — 0.7%
Alamo Texas Regional Mobility Authority, RB, Senior Lien, 5.00%, 06/15/46	10,000	10,879,975
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/48	10,000	10,723,675
County of Harris Texas, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/47	10,000	11,040,125
Midlothian Independent School District, GO, (PSF-GTD), 5.00%, 02/15/47	10,000	11,071,275
Tarrant Regional Water District, Refunding RB, 5.00%, 03/01/52	10,000	10,651,650

Security	Par (000)	Value
Texas (continued)
Texas Water Development Board, RB, Series A, 5.00%, 10/15/47	$10,000	$11,223,125

		65,589,825
Utah — 0.4%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	10,000	10,857,025
Salt Lake City Corp. Airport Revenue, RB, Series B, 5.00%, 07/01/47	10,000	11,057,225
Utah State Transit Authority Sales Tax, RB, 5.00%, 06/15/38	10,000	11,108,091

		33,022,341
Virginia — 0.8%
Chesapeake Bay Bridge & Tunnel District, RB, 1st Tier General Resolution Revenue (AGM), 5.00%, 07/01/41	10,000	11,121,750
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/42	10,000	11,319,850
County of Fairfax Water Authority, Refunding RB, 5.00%, 04/01/46	10,000	11,249,425
County Of Faitfax Industrial Development Authirity, RB, Inova Health Systems Project, Series A, 5.00%, 05/15/44	10,000	10,829,000
University of Virginia, Refunding RB, Series A-2, 5.00%, 04/01/45	10,000	11,144,900
Virginia Housing Development Authority, RB, M/F, Rental Housing, Series D:
3.90%, 10/01/48(a)(c)	10,000	9,758,150
4.00%, 10/01/53(a)(c)	10,000	9,929,699

		75,352,774
Washington — 0.7%
King County Housing Authority, Refunding RB, Ballinger Commons Apartments, 3.50%, 05/01/38	10,000	9,432,669
Port of Seattle Washington, GO, 5.00%, 01/01/42	10,000	11,191,775
State of Washington, GO, Series A:
5.00%, 02/01/33	10,000	11,171,350
5.00%, 08/01/38	10,000	10,937,833
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D, 5.00%, 10/01/38	10,000	10,814,671
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58(a)(c)	10,000	10,826,700

		64,374,998
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	10,000	10,634,225
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	10,000	10,579,087
Thedacare Inc., 5.00%, 12/15/44	10,000	10,556,475

		31,769,787

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.0% (Cost — $1,465,054,554)		1,457,550,822

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

	Shares	Value
Investment Companies — 0.2%
SPDR Nuveen S&P High Yield Municipal Bond ETF	100,000	$5,562,000
VanEck Vectors High-Yield Municipal Index ETF	150,000	9,127,500

Total Investment Companies — 0.2% (Cost — $14,623,500)		14,689,500

Total Long-Term Investments — 110.5% (Cost — $10,141,482,187)		10,050,868,401

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.55%(k)(l)	84,596,098	84,604,558

Total Short-Term Securities — 0.9% (Cost — $84,604,451)		84,604,558

Total Investments — 111.4% (Cost — $10,226,086,638)		10,135,472,959
Liabilities in Excess of Other Assets — (0.8)%		(73,834,231)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.6)%		(964,882,014)

Net Assets — 100.0%		$9,096,756,714

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2035 to November 1, 2048, is $23,112,813.

(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the six months ended November 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 05/31/18	Shares Purchased	Shares Sold		Shares Held at 11/30/18	Value at 11/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	107,978,271	—	(23,382,173	)(b)	84,596,098	$84,604,558	$1,165,490	$(3,545)	$(2,811)
iShares National Municipal Bond Fund	2,500,000	700,000	(3,200,000)		—	—	2,799,288	(3,064,303)	(1,202,825)

						$84,604,558	$3,964,778	$(3,067,848)	$(1,205,636)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold

For Fund compliance purposes, the sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	7,873	03/20/19	$940,454	$(2,343,977)
Long U.S. Treasury Bond	15,463	03/20/19	2,163,370	(9,590,303)
5-Year U.S. Treasury Note	2,113	03/29/19	238,686	(304,993)

				$(12,239,273)

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Strategic Municipal Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$12,239,273	$—	$12,239,273

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$46,736,670	$—	$46,736,670

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$23,699,708	$—	$23,699,708

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,008,032,361

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$14,689,500	$10,036,178,901	$—	$10,050,868,401
Short-Term Securities	84,604,558	—	—	84,604,558

	$99,294,058	$10,036,178,901	$—	$10,135,472,959

Derivative Financial Instruments (b)
Liabilities:
Interest rate contracts	$(12,239,273)	$—	$—	$(12,239,273)

(a)	See above Schedule of Investments for values in each sector, state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $960,842,452 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities  (unaudited)

November 30, 2018

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$2,802,387,845	$291,220,143	$557,772,813	$10,050,868,401
Investments at value — affiliated(b)	51,019,423	5,827,644	3,556,100	84,604,558
Cash	140,627	—	—	—
Cash pledged for futures contracts	12,609,900	457,000	791,750	45,721,800
Receivables:
Investments sold	42,119,049	355,000	435,000	151,234,947
Interest — unaffiliated	31,144,991	4,467,321	8,058,968	132,009,119
Capital shares sold	10,443,212	1,491,738	959,073	36,908,147
From the Manager	19,899	—	—	82,470
Dividends — affiliated	102	7,331	8,079	94,229
Deferred offering costs	6,450	6,450	6,450	6,450
Prepaid expenses	64,565	26,268	25,059	404,937

Total assets	2,949,956,063	303,858,895	571,613,292	10,501,935,058

ACCRUED LIABILITIES
Bank overdraft	—	—	—	3,919
Payables:
Investments purchased	57,232,018	1,597,013	7,755,854	381,150,911
Capital shares redeemed	10,463,767	1,430,398	1,278,938	35,433,334
Variation margin on futures contracts	2,079,816	66,012	121,752	7,455,071
Income dividend distributions	2,028,158	423,088	923,552	8,893,116
Investment advisory fees	767,918	86,658	168,596	3,337,125
Interest expense and fees	562,016	95,020	347,715	4,039,562
Service and distribution fees	273,442	41,522	45,910	561,133
Recoupment of past waived fees	126,340	—	—	—
Board realignment and consolidation	19,899	6,193	8,858	82,470
Offering costs	8,384	13,767	11,991	5,218
Trustees’ and Officer’s fees	4,485	3,174	3,502	10,448
Other affiliates	3,898	806	1,334	13,347
Other accrued expenses	819,840	241,607	352,651	3,350,238

Total accrued liabilities	74,389,981	4,005,258	11,020,653	444,335,892

OTHER LIABILITIES
TOB Trust Certificates	229,542,157	16,418,726	71,297,070	956,541,952
Loan for TOB Trust Certificates	—	—	—	4,300,500

Total other liabilities	229,542,157	16,418,726	71,297,070	960,842,452

Total liabilities	303,932,138	20,423,984	82,317,723	1,405,178,344

NET ASSETS	$2,646,023,925	$283,434,911	$489,295,569	$9,096,756,714

NET ASSETS CONSIST OF
Paid-in capital	$2,616,508,684	$275,882,217	$493,297,490	$9,078,223,829
Accumulated earnings (loss)	29,515,241	7,552,694	(4,001,921)	18,532,885

NET ASSETS	$2,646,023,925	$283,434,911	$489,295,569	$9,096,756,714

(a) Investments at cost — unaffiliated	$2,808,150,568	$280,685,539	$550,381,029	$10,141,482,187
(b) Investments at cost — affiliated	$51,019,423	$5,827,549	$3,556,100	$84,604,451

See notes to financial statements.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

November 30, 2018

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$1,580,682,403	$153,502,919	$345,758,862	$7,098,738,534

Shares outstanding(c)	125,214,518	14,130,790	32,192,399	612,830,992

Net asset value	$12.62	$10.86	$10.74	$11.58

Service
Net assets	$—	$7,628,614	$1,181,536	$—

Shares outstanding(c)	—	702,264	109,893	—

Net asset value	$—	$10.86	$10.75	$—

Investor A
Net assets	$775,898,644	$72,341,791	$99,368,700	$1,605,012,739

Shares outstanding(c)	61,519,026	6,653,989	9,241,606	138,621,657

Net asset value	$12.61	$10.87	$10.75	$11.58

Investor A1
Net assets	$113,004,471	$19,599,321	$10,599,046	$28,166,912

Shares outstanding(c)	8,952,287	1,802,126	985,378	2,432,117

Net asset value	$12.62	$10.88	$10.76	$11.58

Investor C
Net assets	$136,097,841	$28,517,967	$29,516,590	$280,870,477

Shares outstanding(c)	10,780,295	2,625,914	2,745,699	24,248,563

Net asset value	$12.62	$10.86	$10.75	$11.58

Investor C1
Net assets	$196,226	$21,627	$154,386	$—

Shares outstanding(c)	15,549	1,991	14,377	—

Net asset value	$12.62	$10.86	$10.74	$—

Class K
Net assets	$40,144,340	$1,822,672	$2,716,449	$83,968,052

Shares outstanding(c)	3,178,947	167,847	252,992	7,248,546

Net asset value	$12.63	$10.86	$10.74	$11.58

(c) Unlimited number of shares authorized, $0.10 par value

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations  (unaudited)

Six Months Ended November 30, 2018

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

INVESTMENT INCOME
Interest — unaffiliated	$37,134,908	$6,224,928	$12,084,610	$159,745,948
Dividends — affiliated	1,763,687	64,665	27,867	3,964,778
Dividends — unaffiliated	—	—	—	269,979

Total investment income	38,898,595	6,289,593	12,112,477	163,980,705

EXPENSES
Investment advisory	4,473,025	757,717	1,304,008	21,386,097
Service and distribution — class specific	1,601,364	265,117	289,190	3,350,254
Transfer agent — class specific	511,427	127,415	308,501	2,712,405
Accounting services	188,078	40,874	64,328	536,114
Registration	87,714	14,982	13,958	455,975
Professional	49,383	35,151	37,890	121,572
Custodian	37,449	4,563	7,938	108,513
Offering	21,083	21,083	21,083	21,083
Trustees and Officer	18,990	8,775	9,903	49,968
Printing	12,696	15,534	18,828	29,925
Board realignment and consolidation	14,986	4,797	6,859	62,107
Miscellaneous	23,868	19,726	20,701	132,852
Recoupment of past waived and/or reimbursed fees — class specific	116,205	—	—	—

Total expenses excluding interest expense and fees	7,156,268	1,315,734	2,103,187	28,966,865
Interest expense and fees(a)	1,881,108	178,141	738,449	9,331,369

Total expenses	9,037,376	1,493,875	2,841,636	38,298,234
Less:
Fees waived and/or reimbursed by the Manager	(228,917)	(233,488)	(269,802)	(2,675,615)
Transfer agent fees waived and/or reimbursed — class specific	(5,515)	(55,671)	(183,948)	—

Total expenses after fees waived and/or reimbursed	8,802,944	1,204,716	2,387,886	35,622,619

Net investment income	30,095,651	5,084,877	9,724,591	128,358,086

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,229,003)	(470,801)	503,009	(9,582,606)
Investments — affiliated	(1,594,682)	397	1,204	(3,067,848)
Futures contracts	12,852,718	27,511	237,202	46,736,670

	7,029,033	(442,893)	741,415	34,086,216

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(38,667,815)	(4,622,120)	(11,925,663)	(178,532,852)
Investments — affiliated	(206,753)	(401)	(827)	(1,205,636)
Futures contracts	5,591,119	79,471	146,992	23,699,708

	(33,283,449)	(4,543,050)	(11,779,498)	(156,038,780)

Net realized and unrealized loss	(26,254,416)	(4,985,943)	(11,038,083)	(121,952,564)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,841,235	$98,934	$(1,313,492)	$6,405,522

(a)	Related to TOB Trusts.

See notes to financial statements.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund
	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,095,651	$41,350,990
Net realized gain	7,029,033	45,057,540
Net change in unrealized appreciation (depreciation)	(33,283,449)	(18,478,872)

Net increase in net assets resulting from operations	3,841,235	67,929,658

DISTRIBUTIONS(a)(b)
Institutional	(18,780,669)	(26,318,008)
Investor A	(8,329,829)	(14,115,090)
Investor A1	(1,464,301)	(3,591,749)
Investor C	(1,051,097)	(2,341,538)
Investor C1	(21,013)	(63,344)
Class K	(574,364)	(64,324)

Decrease in net assets resulting from distributions to shareholders	(30,221,273)	(46,494,053)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	569,218,666	789,622,883

NET ASSETS(b)
Total increase in net assets	542,838,628	811,058,488
Beginning of period	2,103,185,297	1,292,126,809

End of period	$2,646,023,925	$2,103,185,297

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets  (continued)

	BlackRock New Jersey Municipal Bond Fund
	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,084,877	$9,846,571
Net realized gain (loss)	(442,893)	1,809,015
Net change in unrealized appreciation (depreciation)	(4,543,050)	(2,081,650)

Net increase in net assets resulting from operations	98,934	9,573,936

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(2,892,969)	(5,466,207)
Service	(134,967)	(279,012)
Investor A	(1,293,737)	(2,579,621)
Investor A1	(364,492)	(756,468)
Investor C	(399,681)	(759,230)
Investor C1	(18,406)	(41,155)
Class K	(34,315)	(13,422)

Decrease in net assets resulting from distributions to shareholders	(5,138,567)	(9,895,115)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,061,238	4,258,527

NET ASSETS(b)
Total increase (decrease) in net assets	(2,978,395)	3,937,348
Beginning of period	286,413,306	282,475,958

End of period	$283,434,911	$286,413,306

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock Pennsylvania Municipal Bond Fund
	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,724,591	$19,326,577
Net realized gain	741,415	1,185,927
Net change in unrealized (depreciation)	(11,779,498)	(11,247,491)

Net increase (decrease) in net assets resulting from operations	(1,313,492)	9,265,013

DISTRIBUTIONS(a)(b)
Institutional	(7,154,344)	(13,256,749)
Service	(31,423)	(58,703)
Investor A	(1,818,583)	(4,371,905)
Investor A1	(253,631)	(578,208)
Investor C	(470,206)	(1,019,422)
Investor C1	(23,772)	(54,763)
Class K	(51,155)	(19,222)

Decrease in net assets resulting from distributions to shareholders	(9,803,114)	(19,358,972)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,035,664)	35,884,999

NET ASSETS(b)
Total increase (decrease) in net assets	(17,152,270)	25,791,040
Beginning of period	506,447,839	480,656,799

End of period	$489,295,569	$506,447,839

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets  (continued)

	BlackRock Strategic Municipal Opportunities Fund
	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$128,358,086	$161,179,703
Net realized gain	34,086,216	144,732,946
Net change in unrealized appreciation (depreciation)	(156,038,780)	(52,826,778)

Net increase in net assets resulting from operations	6,405,522	253,085,871

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(102,403,759)	(122,949,305)
Investor A	(22,345,081)	(31,688,920)
Investor A1	(433,486)	(826,386)
Investor C	(2,928,385)	(4,744,212)
Class K	(1,149,129)	(286,704)

Decrease in net assets resulting from distributions to shareholders	(129,259,840)	(160,495,527)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,623,928,830	2,658,424,815

NET ASSETS(b)
Total increase in net assets	1,501,074,512	2,751,015,159
Beginning of period	7,595,682,202	4,844,667,043

End of period	$9,096,756,714	$7,595,682,202

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended November 30, 2018

BlackRock Pennsylvania Municipal Bond Fund

CASH PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,313,492)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	64,243,373
Purchases of long-term investments	(65,464,676)
Net proceeds from sales of short-term securities	4,712,746
Amortization of premium and accretion of discount on investments and other fees	1,092,229
Net realized gain on investments	(504,214)
Net unrealized appreciation on investments	11,926,490
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(150,965)
Dividends — affiliated	8,430
Prepaid expenses	(10,801)
Deferred offering costs	21,084
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	799
Board realignment and consolidation	6,860
Interest expense and fees	52,880
Other affiliates	(2)
Service and distribution fees	(4,278)
Trustees’ and Officer’s	837
Variation margin on futures contracts	41,721
Other accrued expenses	148,390

Net cash provided by operating activities	14,807,411

CASH USED FOR FINANCING ACTIVITIES
Proceeds from issuance of capital shares	61,942,532
Payments on redemption of capital shares	(72,438,987)
Payments for offering costs	(3,649)
Proceeds from TOB Trust Certificates	4,048,288
Repayments of TOB Trust Certificates	(2,949,892)
Cash dividends paid to shareholders	(5,152,359)

Net cash used for financing activities	(14,554,067)

CASH
Net increase in restricted and unrestricted cash and foreign currency	253,344
Restricted and unrestricted cash and foreign currency at beginning of period	538,406

Restricted and unrestricted cash and foreign currency at end of period	$791,750

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$685,569

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$4,555,368

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$791,750

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$170,656
Cash pledged:
Futures contracts	367,750
$538,406

See notes to financial statements.

FINANCIAL STATEMENTS	63

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund
	Institutional
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016		2015	2014
Net asset value, beginning of period	$12.76		$12.60	$12.73	$12.33		$12.22	$12.54

Net investment income(a)	0.17		0.34	0.36	0.39		0.43	0.47
Net realized and unrealized gain (loss)	(0.15)		0.20	(0.13)	0.40		0.11	(0.22)

Net increase from investment operations	0.02		0.54	0.23	0.79		0.54	0.25

Distributions(b)
From net investment income	(0.16)		(0.34)	(0.36)	(0.39)		(0.43)	(0.47)
From net realized gain	—		(0.04)	—	—		—	(0.10)

Total distributions	(0.16)		(0.38)	(0.36)	(0.39)		(0.43)	(0.57)

Net asset value, end of period	$12.62		$12.76	$12.60	$12.73		$12.33	$12.22

Total Return(c)
Based on net asset value	0.19	%(d)	4.37%	1.88%	6.54%		4.46%	2.31%

Ratios to Average Net Assets(f)
Total expenses	0.61	%(e)	0.57%	0.61%	0.68	%(g)	0.73%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.59	%(e)	0.54%	0.54%	0.66%		0.68%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(h)	0.44	%(e)	0.44%	0.46%	0.62%		0.64%	0.73%

Net investment income	2.61	%(e)	2.68%	2.88%	3.10%		3.49%	3.96%

Supplemental Data
Net assets, end of period (000)	$1,580,682		$1,190,045	$611,571	$494,888		$315,431	$206,904

Borrowings outstanding, end of period (000)	$229,542		$141,267	$60,642	$40,310		$69,453	$23,653

Portfolio turnover rate	67%		129%	142%	119%		70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.01%	0.01%	—%	—%	—%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor A
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017		2016	2015	2014
Net asset value, beginning of period	$12.75		$12.58	$12.71		$12.32	$12.21	$12.53

Net investment income(a)	0.15		0.31	0.33		0.36	0.40	0.45
Net realized and unrealized gain (loss)	(0.14)		0.21	(0.13)		0.40	0.11	(0.23)

Net increase from investment operations	0.01		0.52	0.20		0.76	0.51	0.22

Distributions(b)
From net investment income	(0.15)		(0.31)	(0.33)		(0.37)	(0.40)	(0.44)
From net realized gain	—		(0.04)	—		—	—	(0.10)

Total distributions	(0.15)		(0.35)	(0.33)		(0.37)	(0.40)	(0.54)

Net asset value, end of period	$12.61		$12.75	$12.58		$12.71	$12.32	$12.21

Total Return(c)
Based on net asset value	0.06	%(d)	4.19%	1.63%		6.23%	4.25%	2.13%

Ratios to Average Net Assets(f)
Total expenses	0.86	%(e)	0.81%	0.85	%(g)	0.93%	0.95%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84	%(e)	0.79%	0.79%		0.88%	0.88%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(h)	0.69	%(e)	0.69%	0.71%		0.84%	0.84%	0.91%

Net investment income	2.36	%(e)	2.45%	2.64%		2.87%	3.28%	3.79%

Supplemental Data
Net assets, end of period (000)	$775,899		$631,410	$438,543		$364,093	$178,774	$111,545

Borrowings outstanding, end of period (000)	$229,542		$141,267	$60,642		$40,310	$69,453	$23,653

Portfolio turnover rate	67%		129%	142%		119%	70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.01%	0.01%	—%	—%	—%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor A1
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.76		$12.59	$12.72	$12.33	$12.23	$12.54

Net investment income(a)	0.16		0.33	0.35	0.38	0.42	0.46
Net realized and unrealized gain (loss)	(0.14)		0.21	(0.13)	0.39	0.10	(0.21)

Net increase from investment operations	0.02		0.54	0.22	0.77	0.52	0.25

Distributions(b)
From net investment income	(0.16)		(0.33)	(0.35)	(0.38)	(0.42)	(0.46)
From net realized gain	—		(0.04)	—	—	—	(0.10)

Total distributions	(0.16)		(0.37)	(0.35)	(0.38)	(0.42)	(0.56)

Net asset value, end of period	$12.62		$12.76	$12.59	$12.72	$12.33	$12.23

Total Return(c)
Based on net asset value	0.14	%(d)	4.35%	1.78%	6.35%	4.29%	2.36%

Ratios to Average Net Assets(f)
Total expenses	0.71	%(e)	0.66%	0.70%	0.79%	0.81%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69	%(e)	0.64%	0.64%	0.77%	0.77%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	0.54	%(e)	0.54%	0.56%	0.72%	0.73%	0.76%

Net investment income	2.52	%(e)	2.61%	2.78%	3.06%	3.39%	3.94%

Supplemental Data
Net assets, end of period (000)	$113,004		$118,780	$126,274	$139,805	$143,879	$154,845

Borrowings outstanding, end of period (000)	$229,542		$141,267	$60,642	$40,310	$69,453	$23,653

Portfolio turnover rate	67%		129%	142%	119%	70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.01%	0.01%	—%	—%	—%

(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor C
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017		2016	2015	2014
Net asset value, beginning of period	$12.76		$12.60	$12.73		$12.33	$12.23	$12.54

Net investment income(a)	0.10		0.22	0.24		0.27	0.31	0.36
Net realized and unrealized gain (loss)	(0.14)		0.20	(0.13)		0.40	0.10	(0.21)

Net increase (decrease) from investment operations	(0.04)		0.42	0.11		0.67	0.41	0.15

Distributions(b)
From net investment income	(0.10)		(0.22)	(0.24)		(0.27)	(0.31)	(0.36)
From net realized gain	—		(0.04)	—		—	—	(0.10)

Total distributions	(0.10)		(0.26)	(0.24)		(0.27)	(0.31)	(0.46)

Net asset value, end of period	$12.62		$12.76	$12.60		$12.73	$12.33	$12.23

Total Return(c)
Based on net asset value	(0.31	)%(d)	3.33%	0.87%		5.51%	3.38%	1.44%

Ratios to Average Net Assets(f)
Total expenses	1.62	%(e)	1.57%	1.61	%(g)	1.70%	1.72%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.59	%(e)	1.54%	1.54%		1.64%	1.64%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(h)	1.44	%(e)	1.44%	1.46%		1.60%	1.60%	1.67%

Net investment income	1.61	%(e)	1.70%	1.89%		2.14%	2.52%	3.03%

Supplemental Data
Net assets, end of period (000)	$136,098		$124,032	$112,978		$103,993	$67,789	$65,203

Borrowings outstanding, end of period (000)	$229,542		$141,267	$60,642		$40,310	$69,453	$23,653

Portfolio turnover rate	67%		129%	142%		119%	70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.01%	0.01%	—%	—%	—%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor C1
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.76		$12.60	$12.73	$12.33	$12.23	$12.54

Net investment income(a)	0.14		0.27	0.29	0.32	0.36	0.40
Net realized and unrealized gain (loss)	(0.15)		0.20	(0.13)	0.40	0.10	(0.21)

Net increase (decrease) from investment operations	(0.01)		0.47	0.16	0.72	0.46	0.19

Distributions(b)
From net investment income	(0.13)		(0.27)	(0.29)	(0.32)	(0.36)	(0.40)
From net realized gain	—		(0.04)	—	—	—	(0.10)

Total distributions	(0.13)		(0.31)	(0.29)	(0.32)	(0.36)	(0.50)

Net asset value, end of period	$12.62		$12.76	$12.60	$12.73	$12.33	$12.23

Total Return(c)
Based on net asset value	(0.11	)%(d)	3.75%	1.27%	5.90%	3.76%	1.85%

Ratios to Average Net Assets(f)
Total expenses	1.22	%(e)	1.17%	1.21%	1.30%	1.32%	1.34%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.19	%(e)	1.14%	1.14%	1.27%	1.27%	1.34%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	1.04	%(e)	1.04%	1.06%	1.23%	1.23%	1.26%

Net investment income	2.16	%(e)	2.10%	2.27%	2.56%	2.89%	3.44%

Supplemental Data
Net assets, end of period (000)	$196		$2,478	$2,760	$15,180	$15,873	$17,320

Borrowings outstanding, end of period (000)	$229,542		$141,267	$60,642	$40,310	$69,453	$23,653

Portfolio turnover rate	67%		129%	142%	119%	70%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.01%	0.01%	—%	—%	—%

(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Class K
	Six Months Ended 11/30/18 (unaudited)		Period from 01/25/18 (a) to 05/31/18

Net asset value, beginning of period	$12.76		$12.71

Net investment income(b)	0.17		0.11
Net realized and unrealized gain (loss)	(0.13)		0.06

Net increase from investment operations	0.04		0.17

Distributions from net investment income(c)	(0.17)		(0.12)

Net asset value, end of period	$12.63		$12.76

Total Return(d)
Based on net asset value	0.29	%(e)	1.31	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.56	%(f)	0.54	%(f)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.54	%(f)	0.49	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(i)	0.39	%(f)	0.39	%(f)

Net investment income	2.66	%(f)	2.76	%(f)

Supplemental Data
Net assets, end of period (000)	$40,144		$36,441

Borrowings outstanding, end of period (000)	$229,542		$141,267

Portfolio turnover rate	67%		129%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	Six Months Ended 11/30/18 (unaudited)	Period from 01/25/18 (a) to 05/31/18
Investments in underlying funds	0.03%	0.01%

(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.54%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund

	Institutional
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$11.05		$11.05	$11.38	$11.01	$11.09	$11.22

Net investment income(a)	0.20		0.40	0.39	0.40	0.41	0.43
Net realized and unrealized gain (loss)	(0.19)		0.00 (b)	(0.33)	0.37	(0.08)	(0.13)

Net increase from investment operations	0.01		0.40	0.06	0.77	0.33	0.30

Distributions from net investment income(c)	(0.20)		(0.40)	(0.39)	(0.40)	(0.41)	(0.43)

Net asset value, end of period	$10.86		$11.05	$11.05	$11.38	$11.01	$11.09

Total Return(d)
Based on net asset value	0.10	%(e)	3.69%	0.56%	7.13%	2.93%	2.89%

Ratios to Average Net Assets(g)
Total expenses	0.87	%(f)	0.84%	0.80%	0.81%	0.84%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65	%(f)	0.64%	0.66%	0.75%	0.77%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.52	%(f)	0.54%	0.61%	0.72%	0.74%	0.76%

Net investment income	3.68	%(f)	3.60%	3.51%	3.58%	3.62%	4.04%

Supplemental Data
Net assets, end of period (000)	$153,503		$152,759	$141,585	$135,174	$115,135	$109,182

Borrowings outstanding, end of period (000)	$16,419		$16,419	$9,281	$9,281	$7,231	$7,231

Portfolio turnover rate	11%		16%	21%	7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	0.01%	—%	—%	—%

(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Service
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018		2017	2016	2015	2014
Net asset value, beginning of period	$11.05		$11.05		$11.38	$11.01	$11.09	$11.22

Net investment income(a)	0.18		0.37		0.36	0.38	0.39	0.42
Net realized and unrealized gain (loss)	(0.18)		(0.00	)(b)	(0.32)	0.38	(0.08)	(0.14)

Net increase from investment operations	—		0.37		0.04	0.76	0.31	0.28

Distributions from net investment income(c)	(0.19)		(0.37)		(0.37)	(0.39)	(0.39)	(0.41)

Net asset value, end of period	$10.86		$11.05		$11.05	$11.38	$11.01	$11.09

Total Return(d)
Based on net asset value	(0.02	)%(e)	3.43%		0.36%	7.00%	2.83%	2.78%

Ratios to Average Net Assets(g)
Total expenses	1.10	%(f)	1.09%		1.05%	1.05%	1.04%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.90	%(f)	0.89%		0.86%	0.87%	0.86%	0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.77	%(f)	0.79%		0.82%	0.84%	0.84%	0.87%

Net investment income	3.35	%(f)	3.35%		3.27%	3.43%	3.53%	3.94%

Supplemental Data
Net assets, end of period (000)	$7,629		$7,921		$9,594	$10,514	$17,654	$17,881

Borrowings outstanding, end of period (000)	$16,419		$16,419		$9,281	$9,281	$7,231	$7,231

Portfolio turnover rate	11%		16%		21%	7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	0.01%	—%	—%	—%

(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018		2017	2016	2015	2014
Net asset value, beginning of period	$11.06		$11.06		$11.39	$11.02	$11.10	$11.23

Net investment income(a)	0.19		0.37		0.37	0.38	0.39	0.42
Net realized and unrealized gain (loss)	(0.19)		(0.00	)(b)	(0.33)	0.38	(0.08)	(0.14)

Net increase from investment operations	—		0.37		0.04	0.76	0.31	0.28

Distributions from net investment income(c)	(0.19)		(0.37)		(0.37)	(0.39)	(0.39)	(0.41)

Net asset value, end of period	$10.87		$11.06		$11.06	$11.39	$11.02	$11.10

Total Return(d)
Based on net asset value	(0.02	)%(e)	3.43%		0.36%	6.99%	2.83%	2.78%

Ratios to Average Net Assets(g)
Total expenses	1.07	%(f)	1.02%		0.99%	0.99%	0.98%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.90	%(f)	0.89%		0.86%	0.87%	0.86%	0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.77	%(f)	0.79%		0.82%	0.84%	0.84%	0.87%

Net investment income	3.41	%(f)	3.35%		3.29%	3.44%	3.52%	3.93%

Supplemental Data
Net assets, end of period (000)	$72,342		$72,565		$77,920	$81,164	$66,469	$45,073

Borrowings outstanding, end of period (000)	$16,419		$16,419		$9,281	$9,281	$7,231	$7,231

Portfolio turnover rate	11%		16%		21%	7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	0.01%	—%	—%	—%

(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A1
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.06		$11.07	$11.39	$11.02	$11.10	$11.23

Net investment income(a)	0.20		0.39	0.38	0.40	0.41	0.43
Net realized and unrealized gain (loss)	(0.18)		(0.01)	(0.32)	0.37	(0.08)	(0.13)

Net increase from investment operations	0.02		0.38	0.06	0.77	0.33	0.30

Distributions from net investment income(b)	(0.20)		(0.39)	(0.38)	(0.40)	(0.41)	(0.43)

Net asset value, end of period	$10.88		$11.06	$11.07	$11.39	$11.02	$11.10

Total Return(c)
Based on net asset value	0.15	%(d)	3.49%	0.59%	7.12%	2.95%	2.93%

Ratios to Average Net Assets(f)
Total expenses	0.90	%(e)	0.87%	0.83%	0.83%	0.83%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74	%(e)	0.74%	0.72%	0.75%	0.74%	0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	0.62	%(e)	0.64%	0.68%	0.72%	0.72%	0.72%

Net investment income	3.56	%(e)	3.50%	3.43%	3.57%	3.65%	4.09%

Supplemental Data
Net assets, end of period (000)	$19,599		$20,534	$22,697	$26,092	$29,707	$31,338

Borrowings outstanding, end of period (000)	$16,419		$16,419	$9,281	$9,281	$7,231	$7,231

Portfolio turnover rate	11%		16%	21%	7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	0.01%	—%	—%	—%

(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor C
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.05		$11.05	$11.38	$11.00	$11.08	$11.21

Net investment income(a)	0.15		0.29	0.28	0.30	0.31	0.34
Net realized and unrealized gain (loss)	(0.19)		0.00 (b)	(0.33)	0.38	(0.08)	(0.14)

Net increase (decrease) from investment operations	(0.04)		0.29	(0.05)	0.68	0.23	0.20

Distributions from net investment income(c)	(0.15)		(0.29)	(0.28)	(0.30)	(0.31)	(0.33)

Net asset value, end of period	$10.86		$11.05	$11.05	$11.38	$11.00	$11.08

Total Return(d)
Based on net asset value	(0.40	)%(e)	2.65%	(0.41)%	6.28%	2.04%	1.99%

Ratios to Average Net Assets(g)
Total expenses	1.81	%(f)	1.78%	1.73%	1.73%	1.73%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.65	%(f)	1.64%	1.62%	1.64%	1.63%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	1.52	%(f)	1.54%	1.57%	1.61%	1.61%	1.64%

Net investment income	2.65	%(f)	2.60%	2.53%	2.67%	2.75%	3.16%

Supplemental Data
Net assets, end of period (000)	$28,518		$29,509	$29,276	$30,810	$28,614	$26,429

Borrowings outstanding, end of period (000)	$16,419		$16,419	$9,281	$9,281	$7,231	$7,231

Portfolio turnover rate	11%		16%	21%	7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	0.01%	—%	—%	—%

(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor C1
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018		2017	2016	2015	2014
Net asset value, beginning of period	$11.05		$11.05		$11.38	$11.01	$11.09	$11.22

Net investment income(a)	0.16		0.34		0.33	0.34	0.35	0.38
Net realized and unrealized gain (loss)	(0.18)		(0.00	)(b)	(0.33)	0.37	(0.08)	(0.13)

Net increase (decrease) from investment operations	(0.02)		0.34		—	0.71	0.27	0.25

Distributions from net investment income(c)	(0.17)		(0.34)		(0.33)	(0.34)	(0.35)	(0.38)

Net asset value, end of period	$10.86		$11.05		$11.05	$11.38	$11.01	$11.09

Total Return(d)
Based on net asset value	(0.19	)%(e)	3.08%		(0.01)%	6.59%	2.43%	2.41%

Ratios to Average Net Assets(g)
Total expenses	1.39	%(f)	1.37%		1.32%	1.32%	1.33%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.23	%(f)	1.22%		1.23%	1.26%	1.25%	1.26%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	1.10	%(f)	1.12%		1.18%	1.23%	1.23%	1.23%

Net investment income	2.91	%(f)	3.02%		2.92%	3.05%	3.14%	3.58%

Supplemental Data
Net assets, end of period (000)	$22		$1,350		$1,403	$7,815	$7,981	$8,594

Borrowings outstanding, end of period (000)	$16,419		$16,419		$9,281	$9,281	$7,231	$7,231

Portfolio turnover rate	11%		16%		21%	7%	14%	12%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	0.01%	—%	—%	—%

(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Class K
	Six Months Ended 11/30/18 (unaudited)		Period from 01/25/18 (a) to 05/31/18

Net asset value, beginning of period	$11.04		$11.11

Net investment income(b)	0.20		0.14
Net realized and unrealized loss	(0.18)		(0.07)

Net increase from investment operations	0.02		0.07

Distributions from net investment income(c)	(0.20)		(0.14)

Net asset value, end of period	$10.86		$11.04

Total Return(d)
Based on net asset value	0.22	%(e)	0.66	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.76	%(f)	0.74	%(f)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60	%(f)	0.57	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(i)	0.47	%(f)	0.47	%(f)

Net investment income	3.72	%(f)	3.88	%(f)

Supplemental Data
Net assets, end of period (000)	$1,823		$1,776

Borrowings outstanding, end of period (000)	$16,419		$16,419

Portfolio turnover rate	11%		16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Period from 01/25/18 (a) to 05/31/18
Investments in underlying funds	0.01%	—%

(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund
	Institutional
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.98		$11.21	$11.58	$11.31	$11.21	$11.54

Net investment income(a)	0.22		0.45	0.46	0.46	0.46	0.47
Net realized and unrealized gain (loss)	(0.24)		(0.23)	(0.37)	0.27	0.10	(0.33)

Net increase (decrease) from investment operations	(0.02)		0.22	0.09	0.73	0.56	0.14

Distributions from net investment income(b)	(0.22)		(0.45)	(0.46)	(0.46)	(0.46)	(0.47)

Net asset value, end of period	$10.74		$10.98	$11.21	$11.58	$11.31	$11.21

Total Return(c)
Based on net asset value	(0.21	)%(d)	2.02%	0.81%	6.59%	5.02%	1.50%

Ratios to Average Net Assets
Total expenses	1.04	%(e)	0.97%	0.95%	0.87%	0.87%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84	%(e)	0.78%	0.78%	0.79%	0.78%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.54	%(e)	0.55%	0.61%	0.71%	0.71%	0.71%

Net investment income	3.99	%(e)	4.06%	4.05%	4.04%	4.01%	4.39%

Supplemental Data
Net assets, end of period (000)	$345,759		$356,315	$298,557	$327,314	$321,896	$311,954

Borrowings outstanding, end of period (000)	$71,297		$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	10%		17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Service
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.99		$11.22	$11.59	$11.31	$11.22	$11.54

Net investment income (loss)(a)	0.20		0.42	0.43	0.44	0.44	0.45
Net realized and unrealized gain (loss)	(0.24)		(0.23)	(0.37)	0.28	0.09	(0.32)

Net increase (decrease) from investment operations	(0.04)		0.19	0.06	0.72	0.53	0.13

Distributions from net investment income(b)	(0.20)		(0.42)	(0.43)	(0.44)	(0.44)	(0.45)

Net asset value, end of period	$10.75		$10.99	$11.22	$11.59	$11.31	$11.22

Total Return(c)
Based on net asset value	(0.34	)%(d)	1.76%	0.59%	6.50%	4.73%	1.41%

Ratios to Average Net Assets
Total expenses	1.28	%(e)	1.19%	1.13%	1.12%	1.04%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(e)	1.03%	1.00%	0.97%	0.96%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.79	%(e)	0.80%	0.83%	0.89%	0.89%	0.89%

Net investment income	3.74	%(e)	3.81%	3.84%	3.85%	3.83%	4.20%

Supplemental Data
Net assets, end of period (000)	$1,182		$1,783	$1,427	$1,217	$8,636	$7,422

Borrowings outstanding, end of period (000)	$71,297		$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	10%		17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor A
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.99		$11.22	$11.59	$11.32	$11.23	$11.55

Net investment income(a)	0.21		0.42	0.43	0.44	0.44	0.46
Net realized and unrealized gain (loss)	(0.25)		(0.23)	(0.37)	0.27	0.09	(0.33)

Net increase (decrease) from investment operations	(0.04)		0.19	0.06	0.71	0.53	0.13

Distributions from net investment income(b)	(0.20)		(0.42)	(0.43)	(0.44)	(0.44)	(0.45)

Net asset value, end of period	$10.75		$10.99	$11.22	$11.59	$11.32	$11.23

Total Return(c)
Based on net asset value	(0.34	)%(d)	1.76%	0.59%	6.40%	4.73%	1.41%

Ratios to Average Net Assets
Total expenses	1.20	%(e)	1.16%	1.11%	1.04%	1.02%	1.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(e)	1.03%	1.00%	0.97%	0.96%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.79	%(e)	0.80%	0.83%	0.89%	0.89%	0.89%

Net investment income	3.74	%(e)	3.82%	3.83%	3.85%	3.83%	4.20%

Supplemental Data
Net assets, end of period (000)	$99,369		$98,414	$130,405	$88,994	$64,720	$55,500

Borrowings outstanding, end of period (000)	$71,297		$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	10%		17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor A1
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.00		$11.22	$11.60	$11.33	$11.23	$11.55

Net investment income(a)	0.21		0.44	0.45	0.46	0.46	0.47
Net realized and unrealized gain (loss)	(0.24)		(0.22)	(0.38)	0.27	0.10	(0.32)

Net increase (decrease) from investment operations	(0.03)		0.22	0.07	0.73	0.56	0.15

Distributions from net investment income(b)	(0.21)		(0.44)	(0.45)	(0.46)	(0.46)	(0.47)

Net asset value, end of period	$10.76		$11.00	$11.22	$11.60	$11.33	$11.23

Total Return(c)
Based on net asset value	(0.26	)%(d)	2.01%	0.66%	6.57%	5.00%	1.57%

Ratios to Average Net Assets
Total expenses	1.06	%(e)	0.98%	0.94%	0.87%	0.86%	0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.94	%(e)	0.88%	0.85%	0.81%	0.80%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.64	%(e)	0.65%	0.68%	0.73%	0.73%	0.73%

Net investment income	3.89	%(e)	3.96%	3.99%	4.02%	4.00%	4.37%

Supplemental Data
Net assets, end of period (000)	$10,599		$13,763	$15,266	$16,030	$16,548	$17,823

Borrowings outstanding, end of period (000)	$71,297		$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	10%		17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor C
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.99		$11.22	$11.59	$11.32	$11.22	$11.55

Net investment income(a)	0.16		0.34	0.35	0.35	0.35	0.37
Net realized and unrealized gain (loss)	(0.24)		(0.23)	(0.37)	0.27	0.10	(0.33)

Net increase (decrease) from investment operations	(0.08)		0.11	(0.02)	0.62	0.45	0.04

Distributions from net investment income(b)	(0.16)		(0.34)	(0.35)	(0.35)	(0.35)	(0.37)

Net asset value, end of period	$10.75		$10.99	$11.22	$11.59	$11.32	$11.22

Total Return(c)
Based on net asset value	(0.71	)%(d)	1.01%	(0.17)%	5.57%	4.01%	0.53%

Ratios to Average Net Assets
Total expenses	1.96	%(e)	1.87%	1.84%	1.76%	1.75%	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84	%(e)	1.78%	1.76%	1.76%	1.74%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.54	%(e)	1.55%	1.59%	1.68%	1.68%	1.67%

Net investment income	2.99	%(e)	3.06%	3.08%	3.07%	3.04%	3.42%

Supplemental Data
Net assets, end of period (000)	$29,517		$32,105	$33,427	$34,195	$28,972	$24,647

Borrowings outstanding, end of period (000)	$71,297		$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	10%		17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor C1
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.98		$11.21	$11.58	$11.31	$11.21	$11.54

Net investment income(a)	0.19		0.39	0.39	0.40	0.39	0.42
Net realized and unrealized gain (loss)	(0.24)		(0.23)	(0.37)	0.27	0.10	(0.34)

Net increase (decrease) from investment operations	(0.05)		0.16	0.02	0.67	0.49	0.08

Distributions from net investment income(b)	(0.19)		(0.39)	(0.39)	(0.40)	(0.39)	(0.41)

Net asset value, end of period	$10.74		$10.98	$11.21	$11.58	$11.31	$11.21

Total Return(c)
Based on net asset value	(0.50	)%(d)	1.42%	0.23%	6.01%	4.45%	0.95%

Ratios to Average Net Assets
Total expenses	1.52	%(e)	1.47%	1.44%	1.36%	1.35%	1.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.41	%(e)	1.36%	1.36%	1.34%	1.33%	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.11	%(e)	1.13%	1.19%	1.26%	1.26%	1.26%

Net investment income	3.41	%(e)	3.48%	3.47%	3.49%	3.46%	3.84%

Supplemental Data
Net assets, end of period (000)	$154		$1,580	$1,575	$4,528	$4,735	$5,460

Borrowings outstanding, end of period (000)	$71,297		$70,199	$59,064	$49,627	$46,127	$46,127

Portfolio turnover rate	10%		17%	18%	19%	18%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Class K
	Six Months Ended 11/30/18 (unaudited)		Period from 01/25/18 (a) to 05/31/18

Net asset value, beginning of period	$10.98		$11.07

Net investment income(b)	0.22		0.15
Net realized and unrealized loss	(0.24)		(0.09)

Net increase (decrease) from investment operations	(0.02)		0.06

Distributions from net investment income(c)	(0.22)		(0.15)

Net asset value, end of period	$10.74		$10.98

Total Return(d)
Based on net asset value	(0.19	)%(e)	0.60	%(e)

Ratios to Average Net Assets
Total expenses	0.90	%(f)	0.84	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79	%(f)	0.72	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.49	%(f)	0.49	%(f)

Net investment income	4.04	%(f)	4.41	%(f)

Supplemental Data
Net assets, end of period (000)	$2,716		$2,488

Borrowings outstanding, end of period (000)	$71,297		$70,199

Portfolio turnover rate	10%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund
	Institutional
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.75		$11.57	$11.79	$11.24	$11.35	$11.41

Net investment income(a)	0.18		0.33	0.31	0.31	0.32	0.32
Net realized and unrealized gain (loss)	(0.17)		0.18	(0.07)	0.55	(0.07)	0.04

Net increase from investment operations	0.01		0.51	0.24	0.86	0.25	0.36

Distributions(b)
From net investment income	(0.18)		(0.33)	(0.31)	(0.31)	(0.32)	(0.33)
From net realized gain	—		—	(0.15)	—	(0.04)	(0.09)

Total distributions	(0.18)		(0.33)	(0.46)	(0.31)	(0.36)	(0.42)

Net asset value, end of period	$11.58		$11.75	$11.57	$11.79	$11.24	$11.35

Total Return(c)
Based on net asset value	0.08	%(d)	4.47%	2.13%	7.76%	2.13%	3.28%

Ratios to Average Net Assets(f)
Total expenses	0.83	%(e)	0.81%	0.74%	0.72%	0.69%	0.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.76	%(e)	0.75%	0.69%	0.67%	0.64%	0.68%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	0.54	%(e)	0.57%	0.57%	0.59%	0.59%	0.65%

Net investment income	3.09	%(e)	2.83%	2.71%	2.69%	2.82%	2.95%

Supplemental Data
Net assets, end of period (000)	$7,098,739		$5,791,442	$3,512,455	$3,197,986	$2,186,540	$953,869

Borrowings outstanding, end of period (000)	$956,542		$767,480	$526,645	$412,485	$298,790	$130,985

Portfolio turnover rate	26%		145%	171%	174%	185%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.74		$11.56	$11.78	$11.23	$11.35	$11.41

Net investment income(a)	0.17		0.31	0.29	0.28	0.28	0.30
Net realized and unrealized gain (loss)	(0.16)		0.18	(0.07)	0.55	(0.07)	0.03

Net increase from investment operations	0.01		0.49	0.22	0.83	0.21	0.33

Distributions(b)
From net investment income	(0.17)		(0.31)	(0.29)	(0.28)	(0.29)	(0.30)
From net realized gain	—		—	(0.15)	—	(0.04)	(0.09)

Total distributions	(0.17)		(0.31)	(0.44)	(0.28)	(0.33)	(0.39)

Net asset value, end of period	$11.58		$11.74	$11.56	$11.78	$11.23	$11.35

Total Return(c)
Based on net asset value	0.05	%(d)	4.26%	1.92%	7.62%	1.81%	3.04%

Ratios to Average Net Assets(f)
Total expenses	1.06	%(e)	1.02%	0.95%	0.94%	0.92%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.99	%(e)	0.96%	0.90%	0.89%	0.87%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	0.77	%(e)	0.78%	0.78%	0.80%	0.82%	0.88%

Net investment income	2.86	%(e)	2.63%	2.50%	2.47%	2.59%	2.73%

Supplemental Data
Net assets, end of period (000)	$1,605,013		$1,441,879	$1,049,555	$1,111,770	$801,753	$283,506

Borrowings outstanding, end of period (000)	$956,542		$767,480	$526,645	$412,485	$298,790	$130,985

Portfolio turnover rate	26%		145%	171%	174%	185%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A1
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.75		$11.56	$11.79	$11.23	$11.35	$11.41

Net investment income(a)	0.18		0.32	0.31	0.30	0.31	0.32
Net realized and unrealized gain (loss)	(0.18)		0.19	(0.09)	0.56	(0.09)	0.03

Net increase from investment operations	—		0.51	0.22	0.86	0.22	0.35

Distributions from(b)
From net investment income	(0.17)		(0.32)	(0.30)	(0.30)	(0.30)	(0.32)
From net realized gain	—		—	(0.15)	—	(0.04)	(0.09)

Total dividends and distributions	(0.17)		(0.32)	(0.45)	(0.30)	(0.34)	(0.41)

Net asset value, end of period	$11.58		$11.75	$11.56	$11.79	$11.23	$11.35

Total Return(c)
Based on net asset value	0.04	%(d)	4.49%	1.98%	7.78%	1.94%	3.19%

Ratios to Average Net Assets(f)
Total expenses	0.90	%(e)	0.88%	0.81%	0.79%	0.78%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84	%(e)	0.83%	0.76%	0.74%	0.73%	0.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	0.62	%(e)	0.64%	0.64%	0.66%	0.68%	0.73%

Net investment income	3.02	%(e)	2.77%	2.64%	2.65%	2.70%	2.89%

Supplemental Data
Net assets, end of period (000)	$28,167		$29,233	$30,691	$33,472	$34,264	$37,708

Borrowings outstanding, end of period (000)	$956,542		$767,480	$526,645	$412,485	$298,790	$130,985

Portfolio turnover rate	26%		145%	171%	174%	185%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor C
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.75		$11.56	$11.79	$11.23	$11.35	$11.41

Net investment income(a)	0.12		0.22	0.20	0.20	0.20	0.22
Net realized and unrealized gain (loss)	(0.17)		0.19	(0.08)	0.56	(0.08)	0.03

Net increase (decrease) from investment operations	(0.05)		0.41	0.12	0.76	0.12	0.25

Distributions(b)
From net investment income	(0.12)		(0.22)	(0.20)	(0.20)	(0.20)	(0.22)
From net realized gain	—		—	(0.15)	—	(0.04)	(0.09)

Total distributions	(0.12)		(0.22)	(0.35)	(0.20)	(0.24)	(0.31)

Net asset value, end of period	$11.58		$11.75	$11.56	$11.79	$11.23	$11.35

Total Return(c)
Based on net asset value	(0.41	)%(d)	3.54%	1.05%	6.80%	1.03%	2.26%

Ratios to Average Net Assets(f)
Total expenses	1.81	%(e)	1.79%	1.72%	1.70%	1.69%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.75	%(e)	1.73%	1.67%	1.65%	1.64%	1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	1.53	%(e)	1.55%	1.55%	1.57%	1.58%	1.64%

Net investment income	2.10	%(e)	1.86%	1.73%	1.72%	1.80%	1.98%

Supplemental Data
Net assets, end of period (000)	$280,870		$269,156	$251,966	$262,800	$205,674	$120,840

Borrowings outstanding, end of period (000)	$956,542		$767,480	$526,645	$412,485	$298,790	$130,985

Portfolio turnover rate	26%		145%	171%	174%	185%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Class K
	Six Months Ended 11/30/18 (unaudited)		Period from 01/25/18 (a) to 05/31/18
Net asset value, beginning of period	$11.75		$11.73

Net investment income(b)	0.18		0.11
Net realized and unrealized gain (loss)	(0.17)		0.02

Net increase from investment operations	0.01		0.13

Distributions from net investment income(c)	(0.18)		(0.11)

Net asset value, end of period	$11.58		$11.75

Total Return(d)
Based on net asset value	0.11	%(e)	1.16	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.76	%(g)	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.70	%(g)	0.68	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(i)	0.48	%(g)	0.50	%(g)

Net investment income	3.16	%(g)	3.20	%(g)

Supplemental Data
Net assets, end of period (000)	$83,968		$63,971

Borrowings outstanding, end of period (000)	$956,542		$767,480

Portfolio turnover rate	26%		145%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	Six Months Ended 11/30/18 (unaudited)	Period from 01/25/18 (a) to 05/31/18
Investments in underlying funds	0.01%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” and collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” and individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C and C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K(a) Shares	No		No		None
Investor A Shares	Yes		No	(b)	None
Investor A1 Shares	No	(c)	No	(d)	None
Investor C Shares	No		Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares	No		No	(e)	To Investor A Shares after approximately 10 years

(a)	Commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)

Investor A1 Shares are subject to a maximum sales charge on purchases. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

(d)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders, and for California Municipal Opportunities only, fee based programs previously approved by the Fund.

(e)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders, and for California Municipal Opportunities only, fee based programs previously approved by the Fund.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access.

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (unaudited) (continued)

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
California Municipal Opportunities	$1,369,630	$397,358	$114,120	$1,881,108
New Jersey Municipal Bond	123,112	32,907	22,122	178,141
Pennsylvania Municipal Bond	523,462	173,749	41,238	738,449
Strategic Municipal Opportunities	6,683,301	2,021,624	626,444	9,331,369

For the six months ended November 30, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
California Municipal Opportunities	$515,487,056	$229,542,157	1.64% — 1.94%	$184,333,226	2.03%
New Jersey Municipal Bond	27,941,768	16,418,726	1.69 — 1.84	16,418,726	2.17
Pennsylvania Municipal Bond	133,602,773	71,297,070	1.69 — 1.92	70,778,001	2.08
Strategic Municipal Opportunities	1,457,550,822	960,842,452	1.65 — 1.94	913,112,519	2.04

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at November 30, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at November 30, 2018.

For the six months ended November 30, 2018, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
California Municipal Opportunities	$—	—	$609,453	0.68%
New Jersey Municipal Bond	—	—	—	—
Pennsylvania Municipal Bond	—	—	—	—
Strategic Municipal Opportunities	4,300,500	0.25% — 0.50%	714,283	0.80

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust, on behalf of its Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
First $1 Billion	0.38%	0.52%	0.52%	0.55%
$1 Billion — $3 Billion	0.36	0.49	0.49	0.52
$3 Billion — $5 Billion	0.34	0.47	0.47	0.50
$5 Billion — $10 Billion	0.33	0.45	0.45	0.48
Greater than $10 Billion	0.32	0.44	0.44	0.47

Service and Distribution Fees: Each Trust, on behalf of its Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	N/A	0.25%	0.25%	N/A
Investor A	0.25%	0.25	0.25	0.25%
Investor A1	0.10	0.10	0.10	0.10
Investor C	0.25	0.25	0.25	0.25
Investor C1	0.25	0.25	0.25	—

	Distribution Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35	0.35	0.35	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$—	$880,399	$58,256	$656,243	$6,466	$1,601,364
New Jersey Municipal Bond	9,760	93,563	10,086	148,112	3,596	265,117
Pennsylvania Municipal Bond.	2,089	120,421	6,475	156,021	4,184	289,190
Strategic Municipal Opportunities.	—	1,947,309	14,331	1,388,614	—	3,350,254

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Class C	Total
New Jersey Municipal Bond	$67,066	$—	$—	$—	$67,066
Pennsylvania Municipal Bond	231,669	—	—	43	231,712
Strategic Municipal Opportunities	463,482	—	20	—	463,502

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$1,046	$—	$1,150	$918	$318	$58	$12	$3,502
New Jersey Municipal Bond	245	540	360	409	146	58	—	1,758
Pennsylvania Municipal Bond	369	58	482	470	467	9	—	1,855
Strategic Municipal Opportunities	11,812	—	4,590	117	2,048	—	—	18,567

For the six months ended November 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$275,414	$—	$179,326	$20,883	$35,265	$347	$192	$511,427
New Jersey Municipal Bond	85,579	3,737	24,790	4,498	8,584	209	18	127,415
Pennsylvania Municipal Bond	264,222	1,111	27,872	4,173	10,887	164	72	308,501
Strategic Municipal Opportunities	2,256,263	—	376,548	6,413	72,137	—	1,044	2,712,405

Other Fees: For the six months ended November 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$9,611	$3,263	$1,491	$—

For the six months ended November 30, 2018, affiliates received CDSCs as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$26,217	$9,962	$5,194	$—
Investor C	8,251	1,210	1,395	—

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets through September 30, 2019. The agreement may be terminated upon 90 days’ notice by a majority trustees of BlackRock Municipal Series Trust who are not ‘‘interested persons’’ of the Fund, as defined in the 1940 Act (‘‘Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2018, the Manager waived $2,128,489 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2018, the amounts waived were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount waived	$71,013	$4,369	$1,842	$81,734

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended November 30, 2018, the amount waived in investment advisory fees pursuant to these arrangements were as follows:

	California Municipal Opportunities	Strategic Municipal Opportunities
Amount waived	$102,706	$403,285

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the six months ended November 30, 2018, the amounts reimbursed were as follows:

	California Municipal Opportunities	Strategic Municipal Opportunities
Amount reimbursed	$14,986	$62,107

With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, that constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.44%	0.52%	0.54%
Service	—	0.77	0.79
Investor A	0.69	0.77	0.79
Investor A1	0.54	0.62	0.64
Investor C	1.44	1.52	1.54
Investor C1	1.04	1.12	1.14
Class K(a)	0.39	0.47	0.49

(a)	Effective January 25, 2018, implemented contractual cap upon launch through September 30, 2019.

With respect to New Jersey Municipal Bond and Pennsylvania Municipal Bond, prior to December 29, 2017, the expense limitations as a percentage of average daily net assets were as follows:

Institutional	0.55%
Service	0.80
Investor A	0.80
Investor A1	0.65
Investor C	1.55
Investor C1	1.15

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund.

In addition, the following Funds had a waiver of investment advisory fees, which are included in fees waived and/or reimbursed by Manager in the Statements of Operations. For the six months ended November 30, 2018, the amounts as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Amount waived	$40,212	$229,119	$267,960

For the six months ended November 30, 2018, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount reimbursed	$9,987	$1,560	$2,688	$35,988

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (unaudited) (continued)

For the six months ended November 30, 2018, the amounts included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations were as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
California Municipal Opportunities	$246	$—	$2,530	$—	$2,541	$23	$175	$5,515
New Jersey Municipal Bond	46,591	1,785	6,079	—	1,178	21	17	55,671
Pennsylvania Municipal Bond	175,354	693	3,787	937	3,094	12	71	183,948

With respect to the contractual expense limitation, if during California Municipal Opportunities’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2)	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses for California Municipal Opportunities and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended November 30, 2018, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by California Municipal Opportunities:

Institutional	$98,631
Investor A	6,347
Investor A1	9,519
Investor C	1,517
Investor C1	191

On November 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement for California Municipal Opportunities are as follows:

	Expiring May 31,
	2019	2020	2021
Fund Level	$2,422	$166,101	$40,212
Institutional	18,720	101,444	246
Investor A	23,850	7,210	2,530
Investor A1	—	3,506	—
Investor C	21,792	10,578	2,541
Investor C1	831	599	23
Class K	—	—	175

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$2,451,072,803	$35,894,057	$56,472,172	$4,328,125,026
Sales	1,588,398,565	33,277,624	62,927,460	2,372,053,796

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of May 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	New Jersey Municipal Bond	Pennsylvania Municipal Bond
No expiration date(a)	$2,583,403	$11,432,887
2019	243,757	720,781

	$2,827,160	$12,153,668

(a)	Must be utilized prior to losses subject to expiration.

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax cost	$2,632,097,329	$270,710,803	$482,582,367	$9,271,276,314

Gross unrealized appreciation	$20,862,701	$12,277,375	$13,225,045	$64,756,641
Gross unrealized depreciation	(32,480,854)	(2,480,921)	(5,986,190)	(173,641,721)

Net unrealized appreciation/(depreciation)	$(11,618,153)	$9,796,454	$7,238,855	$(108,885,080)

9.	BANK BORROWINGS

Each Trust, on behalf of its Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (unaudited) (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, California Municipal Opportunities invested a significant portion of its assets in securities in the county, city, health, special district and school district sector. New Jersey Municipal Bond, Pennsylvania Municipal Bond and Strategic Municipal Opportunities invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/18		Year Ended 05/31/18
BlackRock California Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	49,854,375	$632,271,501	62,704,887	$795,369,501
Shares issued in reinvestment of distributions	1,191,219	15,095,327	1,712,582	21,717,935
Shares redeemed	(19,094,974)	(241,041,466)	(19,709,216)	(249,993,714)

Net increase	31,950,620	$406,325,362	44,708,253	$567,093,722

Investor A
Shares sold and automatic conversion of shares	19,322,310	$244,947,564	23,708,717	$300,459,601
Shares issued in reinvestment of distributions	598,248	7,573,454	1,017,860	12,895,140
Shares redeemed	(7,930,604)	(100,522,019)	(10,047,996)	(127,293,969)

Net increase	11,989,954	$151,998,999	14,678,581	$186,060,772

Investor A1
Shares sold	124	$1,578	6,682	$85,173
Shares issued in reinvestment of distributions	66,727	845,828	158,985	2,014,908
Shares redeemed	(423,715)	(5,361,782)	(882,640)	(11,202,856)

Net decrease	(356,864)	$(4,514,376)	(716,973)	$(9,102,775)

Investor C
Shares sold	2,032,049	$25,797,715	2,785,365	$35,314,252
Shares issued in reinvestment of distributions	73,589	932,765	164,405	2,084,839
Shares redeemed and automatic conversion of shares	(1,045,635)	(13,248,638)	(2,199,443)	(27,882,829)

Net increase	1,060,003	$13,481,842	750,327	$9,516,262

Investor C1
Shares sold	—	$68	3	$43
Shares issued in reinvestment of distributions	1,611	20,428	4,988	63,236
Shares redeemed and automatic conversion of shares	(180,276)	(2,263,548)	(29,918)	(378,853)

Net decrease	(178,665)	$(2,243,052)	(24,927)	$(315,574)

			Period from 01/25/18 (a) to 05/31/18
Class K
Shares sold	1,362,691	$17,259,148	2,886,027	$36,762,023
Shares issued in reinvestment of distributions	43,610	552,843	4,983	63,455
Shares redeemed	(1,082,582)	(13,642,100)	(35,782)	(455,002)

Net increase	323,719	$4,169,891	2,855,228	$36,370,476

Total Net Increase	44,788,767	$569,218,666	62,250,489	$789,622,883

	Six Months Ended 11/30/18		Year Ended 05/31/18
BlackRock New Jersey Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,510,141	$16,552,582	2,986,027	$33,221,276
Shares issued in reinvestment of distributions	148,331	1,624,529	263,189	2,913,995
Shares redeemed	(1,353,757)	(14,741,019)	(2,231,251)	(24,676,792)

Net increase	304,715	$3,436,092	1,017,965	$11,458,479

Service
Shares sold	1,966	$21,680	64,813	$723,671
Shares issued in reinvestment of distributions	11,380	124,630	21,946	243,003
Shares redeemed	(27,977)	(305,292)	(237,786)	(2,635,790)

Net decrease	(14,631)	$(158,982)	(151,027)	$(1,669,116)

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/18		Year Ended 05/31/18
BlackRock New Jersey Municipal Bond Fund (continued)	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	1,469,199	$16,056,570	1,690,680	$18,817,701
Shares issued in reinvestment of distributions	108,728	1,191,612	215,836	2,392,225
Shares redeemed	(1,486,707)	(16,172,816)	(2,386,935)	(26,536,296)

Net increase (decrease)	91,220	$1,075,366	(480,419)	$(5,326,370)

Investor A1
Shares sold	11	$133	5,619	$62,731
Shares issued in reinvestment of distributions	21,539	236,225	42,546	471,430
Shares redeemed	(75,796)	(829,153)	(242,642)	(2,686,771)

Net decrease	(54,246)	$(592,795)	(194,477)	$(2,152,610)

Investor C
Shares sold	288,568	$3,161,378	600,631	$6,658,287
Shares issued in reinvestment of distributions	30,647	335,595	57,477	636,275
Shares redeemed and automatic conversion of shares	(365,002)	(3,975,373)	(635,629)	(7,060,246)

Net increase (decrease)	(45,787)	$(478,400)	22,479	$234,316

Investor C1
Shares sold	—	$(125)	2	$18
Shares issued in reinvestment of distributions	1,651	18,095	3,714	41,116
Shares redeemed and automatic conversion of shares	(121,862)	(1,315,422)	(8,454)	(93,933)

Net decrease	(120,211)	$(1,297,452)	(4,738)	$(52,799)

			Period from 01/25/18 (a) 05/31/18
Class K
Shares sold	24,150	$266,214	167,712	$1,842,979
Shares issued in reinvestment of distributions	2,761	30,235	1,109	12,192
Shares redeemed	(19,843)	(219,040)	(8,042)	(88,544)

Net increase	7,068	$77,409	160,779	$1,766,627

Total Net Increase	168,128	$2,061,238	370,562	$4,258,527

	Six Months Ended 11/30/18		Year Ended 05/31/18
BlackRock Pennsylvania Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,061,661	$43,864,830	10,292,937	$114,183,689
Shares issued in reinvestment of distributions	243,013	2,634,870	385,158	4,259,533
Shares redeemed	(4,564,261)	(49,137,003)	(4,864,889)	(53,782,174)

Net increase (decrease)	(259,587)	$(2,637,303)	5,813,206	$64,661,048

Service
Shares sold	959	$10,451	64,724	$715,640
Shares issued in reinvestment of distributions	2,837	30,804	5,211	57,766
Shares redeemed	(56,135)	(601,948)	(34,872)	(387,104)

Net increase (decrease)	(52,339)	$(560,693)	35,063	$386,302

Investor A
Shares sold and automatic conversion of shares	1,511,453	$16,320,897	2,832,504	$31,578,196
Shares issued in reinvestment of distributions	150,773	1,635,894	352,373	3,913,032
Shares redeemed	(1,374,323)	(14,938,108)	(5,853,729)	(65,335,757)

Net increase (decrease)	287,903	$3,018,683	(2,668,852)	$(29,844,529)

Investor A1
Shares sold	—	$10	1,145	$12,791
Shares issued in reinvestment of distributions	12,908	140,159	26,510	294,145
Shares redeemed	(279,117)	(3,003,583)	(136,134)	(1,510,949)

Net decrease	(266,209)	$(2,863,414)	(108,479)	$(1,204,013)

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/18		Year Ended 05/31/18
BlackRock Pennsylvania Municipal Bond Fund (continued)	Shares	Amount	Shares	Amount

Investor C
Shares sold	139,071	$1,507,039	398,592	$4,438,550
Shares issued in reinvestment of distributions	38,804	421,070	83,407	924,849
Shares redeemed and automatic conversion of shares	(353,771)	(3,821,625)	(540,400)	(5,993,761)

Net decrease	(175,896)	$(1,893,516)	(58,401)	$(630,362)

Investor C1
Shares sold	5	$(332)	—	$5
Shares issued in reinvestment of distributions	2,106	22,859	4,873	53,973
Shares redeemed and automatic conversion of shares	(131,646)	(1,405,486)	(1,488)	(16,603)

Net increase (decrease)	(129,535)	$(1,382,959)	3,385	$37,375

			Period from 01/25/18 (a) to 05/31/18
Class K
Shares sold	50,323	$542,191	229,838	$2,514,155
Shares issued in reinvestment of distributions	4,297	46,560	1,637	17,912
Shares redeemed	(28,262)	(305,213)	(4,841)	(52,889)

Net increase	26,358	$283,538	226,634	$2,479,178

Total Net Increase (Decrease)	(569,305)	$(6,035,664)	3,242,556	$35,884,999

	Six Months Ended 11/30/18		Year Ended 05/31/18
BlackRock Strategic Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	180,604,982	$2,106,945,215	246,959,050	$2,883,901,310
Shares issued in reinvestment of distributions	6,510,182	75,881,245	7,736,733	90,194,483
Shares redeemed	(67,231,629)	(780,556,417)	(65,457,559)	(763,801,344)

Net increase	119,883,535	$1,402,270,043	189,238,224	$2,210,294,449

Investor A
Shares sold and automatic conversion of shares	32,696,080	$381,387,641	50,862,911	$593,342,404
Shares issued in reinvestment of distributions	1,750,193	20,390,870	2,491,600	29,024,685
Shares redeemed	(18,606,550)	(216,065,350)	(21,362,682)	(249,126,409)

Net increase	15,839,723	$185,713,161	31,991,829	$373,240,680

Investor A1
Shares sold	12	$136	1,629	$19,104
Shares issued in reinvestment of distributions	23,370	272,401	43,179	502,806
Shares redeemed	(79,976)	(933,056)	(210,354)	(2,452,599)

Net decrease	(56,594)	$(660,519)	(165,546)	$(1,930,689)

Investor C
Shares sold	3,535,748	$41,279,336	5,485,639	$64,003,026
Shares issued in reinvestment of distributions	222,561	2,593,972	360,679	4,202,630
Shares redeemed and automatic conversion of shares	(2,421,465)	(28,220,022)	(4,722,846)	(55,051,676)

Net increase	1,336,844	$15,653,286	1,123,472	$13,153,980

			Period from 01/25/18 (a) to 05/31/18
Class K
Shares sold	2,630,547	$30,561,663	5,591,102	$65,377,205
Shares issued in reinvestment of distributions	82,105	956,955	19,055	222,912
Shares redeemed	(908,840)	(10,565,759)	(165,423)	(1,933,722)

Net increase	1,803,812	$20,952,859	5,444,734	$63,666,395

Total Net Increase	138,807,320	$1,623,928,830	227,632,713	$2,658,424,815

(a)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (unaudited) (continued)

As of November 30, 2018, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Class K
California Municipal Opportunities	15,811
New Jersey Municipal Bond	18,124
Pennsylvania Municipal Bond	18,204
Strategic Municipal Opportunities	17,136

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended May 31, 2018 were classified as follows:

	Class	Net Investment Income	Net Realized Gain
California Municipal Opportunities	Institutional	$23,475,635	$2,842,373
	Investor A	12,510,916	1,604,174
	Investor A1	3,201,830	389,919
	Investor C	1,977,683	363,855
	Investor C1	55,063	8,281
	Class K	64,324	—
New Jersey Municipal Bond	Institutional	5,466,207	—
	Service	279,012	—
	Investor A	2,579,621	—
	Investor A1	756,468	—
	Investor C	759,230	—
	Investor C1	41,155	—
	Class K	13,422	—
Pennsylvania Municipal Bond	Institutional	13,256,749	—
	Service	58,703	—
	Investor A	4,371,905	—
	Investor A1	578,208	—
	Investor C	1,019,422	—
	Investor C1	54,763	—
	Class K	19,222	—
Strategic Municipal Opportunities	Institutional	122,949,305	—
	Investor A	31,688,920	—
	Investor A1	826,386	—
	Investor C	4,744,212	—
	Class K	286,704	—

Undistributed net investment income as of May 31, 2018 is as follows:

Undistributed Net Investment Income
California Municipal Opportunities	$627,546
New Jersey Municipal Bond	873,153
Pennsylvania Municipal Bond	740,460
Strategic Municipal Opportunities	1,894,810

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Funds paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on December 10, 2018 to the shareholders of record on December 6, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
California Municipal Opportunities
Institutional	$—	$0.078577	$0.160172
Investor A	—	0.078577	0.160172
Investor A1	—	0.078577	0.160172
Investor C	—	0.078577	0.160172
Investor C1	—	0.078577	0.160172
Class K	—	0.078577	0.160172
New Jersey Municipal Bond
Institutional	0.000444	—	—
Service	0.000444	—	—
Investor A	0.000444	—	—
Investor A1	0.000444	—	—
Investor C	0.000444	—	—
Investor C1	0.000444	—	—
Class K
Strategic Municipal Opportunities
Institutional	—	0.038704	0.156083
Investor A	—	0.038704	0.156083
Investor A1	—	0.038704	0.156083
Investor C	—	0.038704	0.156083
Class K	—	0.038704	0.156083

NOTES TO FINANCIAL STATEMENTS	103

Trustee and Officer Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Honorable Stuart E. Eizenstat, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include three former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Trust. The newly elected Trustees will take office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock California Municipal Series Trust with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Michael J. Castellano	185,547,790	519,068	6,234,982
Richard E. Cavanagh	185,666,730	693,583	5,941,527
Cynthia L. Egan	186,288,300	728,712	5,284,828
Frank J. Fabozzi	185,540,209	516,798	6,244,833
Robert Fairbairn	185,565,562	497,292	6,238,986
Henry Gabbay	185,473,716	583,184	6,244,940
R. Glenn Hubbard	185,443,320	650,756	6,207,764
W. Carl Kester	185,445,123	619,459	6,237,258
Catherine A. Lynch	186,451,683	544,714	5,305,443
John M. Perlowski	185,577,252	659,979	6,064,609
Karen P. Robards	186,490,119	561,258	5,250,463

*	Denotes Trust-wide proposal and voting results.

Shareholders approved the Trustees* of BlackRock Multi-State Municipal Series Trust with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Michael J. Castellano	161,432,243	1,814,802	2,287,585
Richard E. Cavanagh	161,222,058	2,490,004	1,822,568
Cynthia L. Egan	161,934,892	1,773,352	1,826,386
Frank J. Fabozzi	161,740,916	1,876,747	1,916,967
Robert Fairbairn	161,986,129	1,787,046	1,761,455
Henry Gabbay	161,835,704	1,931,629	1,767,297
R. Glenn Hubbard	162,033,761	1,742,117	1,758,753
W. Carl Kester	161,795,288	1,907,982	1,831,360
Catherine A. Lynch	162,027,489	1,678,713	1,828,428
John M. Perlowski	161,517,439	2,335,501	1,681,691
Karen P. Robards	162,168,558	1,751,859	1,614,213

*	Denotes Trust-wide proposal and voting results.

Shareholders approved the Trustees* of BlackRock Municipal Series Trust with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Michael J. Castellano	719,202,949	2,110,941	8,028,035
Richard E. Cavanagh	718,945,300	2,320,739	8,075,887
Cynthia L. Egan	718,846,191	3,083,271	7,412,463
Frank J. Fabozzi	718,527,373	2,793,350	8,021,203
Robert Fairbairn	718,900,188	2,255,467	8,186,270
Henry Gabbay	719,165,505	2,200,681	7,975,740
R. Glenn Hubbard	719,336,253	2,389,845	7,615,827
W. Carl Kester	719,024,483	2,230,940	8,086,503
Catherine A. Lynch	719,019,288	3,052,787	7,269,850
John M. Perlowski	718,726,747	2,643,635	7,971,544
Karen P. Robards	718,945,382	2,945,272	7,451,271

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

ADDITIONAL INFORMATION	105

Additional Information  (continued)

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

106	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Notes
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ETF	Exchange-Traded Fund
GO	General Obligation Bonds

Portfolio Abbreviations (continued)

GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
OTC	Over-the-Counter
PSF	Permanent School Fund
RB	Revenue Bonds
S&P	S&P Global Ratings
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
SPDR	Standard & Poor’s Depository Receipts

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	107

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-11/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: February 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: February 4, 2019

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